                                                                  Execution Copy












--------------------------------------------------------------------------------


--------------------------------------------------------------------------------




                                 SELFCARE, INC.
                           SELFCARE ACQUISITION CORP.


                                CREDIT AGREEMENT


                          Dated as of February 19, 1997


                           FLEET NATIONAL BANK, Agent



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                Page
                                                                                ----
1.  Definitions; Certain Rules of Construction...................................1
2.  The Credits.................................................................22
         2.1.  Revolving Credit.................................................22
                  2.1.1.  Revolving Loan........................................22
                  2.1.2.  Maximum Amount of Revolving Credit....................23
                  2.1.3.  Borrowing Requests....................................23
                  2.1.4.  Borrower Loan Account; Revolving Notes................23
         2.2.  Term Credit......................................................24
                  2.2.1.  Term Loan.............................................24
                  2.2.2.  Term Notes............................................24
         2.3.  Bridge Credit....................................................24
                  2.3.1.  Bridge Loan...........................................24
                  2.3.2.  Bridge Notes..........................................24
         2.4.  Application of Proceeds..........................................24
                  2.4.1.  Revolving Loan........................................24
                  2.4.2.  Term Loan.............................................24
                  2.4.3.  Bridge Loan...........................................25
                  2.4.4.  Specifically Prohibited Applications..................25
         2.5.  Nature of Obligations of Lenders to Make Extensions of Credit....25
3.  Interest; Pricing Options Fees..............................................25
         3.1.  Interest.........................................................25
         3.2.  Pricing Options..................................................26
                  3.2.1.  Election of LIBOR Pricing Options.....................26
                  3.2.2.  Selection of LIBOR Interest Periods...................26
                  3.2.3.  Additional Interest...................................26
                  3.2.4.  Violation of Legal Requirements.......................27
                  3.2.5.  Funding Procedure.....................................27
         3.3.  Commitment Fee; Revolving Loan...................................28
         3.4.  Changes in Circumstances; Yield Protections......................28
                  3.4.1.  Reserve Requirements, etc.............................28
                  3.4.2.  Taxes.................................................28
                  3.4.3.  Capital Adequacy......................................29
                  3.4.4.  Regulatory Changes....................................29
                  3.4.5.  Compensation Claims...................................30
                  3.4.6.  Mitigation............................................30
         3.5.  Computations of Interest and Fees................................30
4.  Payment.....................................................................31
         4.1.  Payment at Maturity..............................................31
                  4.1.1.  Revolving Loan........................................31
                  4.1.2.  Term Loan.............................................31

                                                                                Page
                                                                                ----
                  4.1.3.  Bridge Loan...........................................31
         4.2.  Contingent Required Prepayments..................................31
                  4.2.1.  Excess Revolving Credit Exposure......................31
                  4.2.2.  Excess Cash Flow......................................31
                  4.2.3.  Net Asset Sale Proceeds...............................31
                  4.2.4.  Subordinated Debt.....................................32
         4.3.  Fixed Required Prepayments.......................................32
         4.4.  Voluntary Prepayments............................................32
         4.5.  Reborrowing; Application of Payments, etc........................32
                  4.5.1.  Reborrowing...........................................33
                  4.5.2.  Order of Application..................................33
                  4.5.3.  Payment with Accrued Interest, etc....................33
                  4.5.4.  Payment for Lenders...................................33
5.  Conditions to Extending Credit..............................................33
         5.1.  Conditions on Initial Closing Date...............................33
                  5.1.1.  Notes.................................................33
                  5.1.2.  Perfection of Security................................33
                  5.1.3.  Payment of Fees.......................................34
                  5.1.4.  Legal Opinions........................................34
                  5.1.5.  Acquisition...........................................34
                  5.1.6.  Consolidated Funded Indebtedness......................35
                  5.1.7.  Consolidated Senior Funded Indebtedness...............35
                  5.1.8.  Minimum Consolidated Capital Base.....................35
                  5.1.9.  Interest Rate Protection..............................35
                  5.1.10.  Capitalization, etc..................................35
                  5.1.11.  Proper Proceedings...................................36
                  5.1.12.  General..............................................36
         5.2.  Conditions to Each Extension of Credit...........................36
                  5.2.1.  Borrower Officer's Certificate........................36
                  5.2.2.  Proper Proceedings....................................37
                  5.2.3.  Legality, etc.........................................37
                  5.2.4.  General...............................................37
6.  General Covenants...........................................................37
         6.1.  Taxes and Other Charges; Accounts Payable........................37
                  6.1.1.  Taxes and Other Charges...............................37
                  6.1.2.  Accounts Payable......................................38
         6.2.  Conduct of Business, etc.........................................38
                  6.2.1.  Types of Business.....................................38
                  6.2.2.  Maintenance of Properties.............................38
                  6.2.3.  Statutory Compliance..................................38
                  6.2.4.  Compliance with Material Agreements...................39

                                                                                     Page
                                                                                     ----

         6.3.  Insurance..............................................................39
                  6.3.1.  Business Interruption Insurance.............................39
                  6.3.2.  Property Insurance..........................................39
                  6.3.3.  Liability Insurance.........................................39
                  6.3.4.  Flood Insurance.............................................39
         6.4.  Financial Statements and Reports.......................................40
                  6.4.1.  Annual Reports..............................................40
                  6.4.2.  Quarterly Reports...........................................41
                  6.4.3.  Monthly Reports.............................................42
                  6.4.4.  Other Reports...............................................43
                  6.4.5.  Notice of Litigation; Notice of Defaults....................44
                  6.4.6.  ERISA Reports...............................................44
                  6.4.7.  Other Information; Audit....................................44
                  6.4.8.  Commercial Examinations.....................................45
         6.5.     Certain Financial Tests.............................................45
                  6.5.1.  Consolidated Funded Indebtedness to Consolidated EBITDA.....45
                  6.5.2.  Consolidated Senior Funded Indebtedness
                                    to Consolidated EBITDA............................45
                  6.5.3.  Consolidated EBITDA.........................................46
                  6.5.4.  Capital Expenditures........................................46
                  6.5.5.  Consolidated Adjusted EBITDA to Consolidated Fixed Charges..46
                  6.5.6.  Consolidated Net Income.....................................46
                  6.5.7.  Consolidated Tangible Capital Base..........................46
         6.6.  Indebtedness...........................................................47
         6.7.  Guarantees; Letters of Credit..........................................48
         6.8.  Liens..................................................................48
         6.9.  Investments and Acquisitions...........................................49
         6.10.  Distributions.........................................................50
         6.11.  Mergers, Consolidations and Dispositions of Assets....................50
         6.12.  Lease Obligations.....................................................51
         6.13.  Issuance of Stock by Subsidiaries; Subsidiary Distributions...........51
                  6.13.1.  Issuance of Stock by Subsidiaries..........................51
                  6.13.2.  No Restrictions on Subsidiary Distributions................51
         6.14.  Voluntary Prepayments of Other Indebtedness...........................52
         6.15.  Derivative Contracts..................................................52
         6.16.  Negative Pledge Clauses...............................................52
         6.17.  ERISA, etc............................................................52
         6.18.  Transactions with Affiliates..........................................53
         6.19.  Interest Rate Protection..............................................53
         6.20.  Environmental Laws....................................................53
                  6.20.1.  Compliance with Law and Permits............................53

                                                                                Page
                                                                                ----

                  6.20.2.  Notice of Claims, etc.................................53
                  6.20.3.  Successor Liability...................................53
         6.21.  Liquidity of the Guarantor.......................................54
         6.22.  Maintenance of Cash and Cash Equivalents.........................54
         6.23.  Additional Contribution by the Guarantor.........................54
         6.24.  Credit Security Matters..........................................54
         6.25.  Ownership of the Borrower........................................54
7.  Representations and Warranties...............................................54
         7.1.  Organization and Business.........................................54
                  7.1.1.  Guarantor..............................................54
                  7.1.2.  The Borrower.  ........................................55
                  7.1.3.  Subsidiaries...........................................55
                  7.1.4.  Qualification..........................................56
                  7.1.5.  Capitalization.........................................56
         7.2.  Financial Statements and Other Information; Material Agreements...56
                  7.2.1.  Financial Statements and Other Information.............56
                  7.2.2.  Material Agreements....................................57
         7.3.  Agreements Relating to Financing Debt, Investments, etc...........57
         7.4.  Changes in Condition..............................................57
         7.5.  Title to Assets...................................................58
         7.6.  Operations in Conformity With Law, etc............................58
         7.7.  Litigation........................................................58
         7.8.  Authorization and Enforceability..................................58
         7.9.  No Legal Obstacle to Agreements...................................59
         7.10.  Defaults.........................................................59
         7.11.  Licenses, etc....................................................60
         7.12.  Tax Returns......................................................60
         7.13.  Certain Business Representations.................................60
                  7.13.1.  Labor Relations.......................................60
                  7.13.2.  Antitrust.............................................60
                  7.13.3.  Consumer Protection...................................61
                  7.13.4.  Burdensome Obligations................................61
                  7.13.5.  Future Expenditures...................................61
         7.14.  Environmental Regulations........................................61
                  7.14.1.  Environmental Compliance..............................61
                  7.14.2.  Environmental Litigation..............................61
                  7.14.3.  Hazardous Material....................................62
                  7.14.4.  Environmental Condition of Properties.................62
         7.15.  Pension Plans....................................................62
         7.16.  Acquisition Agreement, etc.......................................63
         7.17.  Foreign Trade Regulations; Government Regulation; Margin Stock...63

                                                                                Page
                                                                                ----

                  7.17.1.  Foreign Trade Regulations............................63
                  7.17.2.  Government Regulation................................63
                  7.17.3.  Margin Stock.........................................63
         7.18.  Disclosure......................................................63
8.  Defaults....................................................................64
         8.1.  Events of Default................................................64
                  8.1.1.  Payment...............................................64
                  8.1.2.  Specified Covenants...................................64
                  8.1.3.  Other Covenants.......................................64
                  8.1.4.  Representations and Warranties........................64
                  8.1.5.  Cross Default, etc....................................64
                  8.1.6.  Ownership; Liquidation; Management; etc...............65
                  8.1.7.  Enforceability, etc...................................66
                  8.1.8.  Judgments.............................................66
                  8.1.9.  ERISA.................................................66
                  8.1.10.  Bankruptcy, etc.  ...................................66
                  8.1.11.  Examination by the Agent.............................67
                  8.1.12.  Material Adverse Change..............................67
         8.2.  Certain Actions Following an Event of Default....................67
                  8.2.1.  Terminate Obligation to Extend Credit.................67
                  8.2.2.  Specific Performance; Exercise of Rights..............67
                  8.2.3.  Acceleration..........................................68
                  8.2.4.  Enforcement of Payment; Credit Security; Setoff.......68
                  8.2.5.  Cumulative Remedies...................................68
         8.3.  Annulment of Defaults............................................68
         8.4.  Waivers..........................................................68
9.  Guarantees..................................................................69
         9.1.  Guarantees of Credit Obligations.................................69
         9.2.  Continuing Obligation............................................69
         9.3.  Waivers with Respect to Credit Obligations.......................70
         9.4.  Lenders' Power to Waive, etc.....................................71
         9.5.  Information Regarding the Borrower, etc..........................72
         9.6.  Certain Guarantor Representations................................73
         9.7.  Subrogation......................................................73
         9.8.  Subordination....................................................74
         9.9.  Future Subsidiaries; Further Assurances..........................74
10.  Security...................................................................74
         10.1.  Credit Security.................................................74
                  10.1.1.  Tangible Personal Property...........................74
                  10.1.2.  Rights to Payment of Money...........................74
                  10.1.3.  Intangibles..........................................75

                                                                                Page
                                                                                ----

                  10.1.4.  Pledged Stock.........................................75
                  10.1.5.  Pledged Rights........................................75
                  10.1.6.  Pledged Indebtedness..................................75
                  10.1.7.  Chattel Paper, Instruments and Documents..............75
                  10.1.8.  Leases................................................75
                  10.1.9.  Deposit Accounts......................................75
                  10.1.10.  Collateral...........................................76
                  10.1.11.  Books and Records....................................76
                  10.1.12.  Real Property........................................76
                  10.1.13.  Insurance............................................76
                  10.1.14.  All Other Property...................................76
                  10.1.15.  Proceeds and Products................................76
                  10.1.16.  Excluded Property....................................76
         10.2.  Representations, Warranties and Covenants with
                           Respect to Credit Security............................77
                  10.2.1.  Pledged Stock.........................................77
                  10.2.2.  Accounts and Pledged Indebtedness.....................77
                  10.2.3.  Government Contracts Receivables......................78
                  10.2.4.  No Sales of Assets, Liens or Restrictions on
                                    Transfer or Change of Control................78
                  10.2.5.  Location of Credit Security...........................78
                  10.2.6.  Trade Names...........................................79
                  10.2.7.  Property Insurance....................................79
                  10.2.8.  Insurance.............................................79
                  10.2.9.  Modifications to Credit Security......................80
                  10.2.10.  Delivery of Documents................................80
                  10.2.11.  Perfection of Credit Security........................80
         10.3.  Administration of Credit Security................................80
                  10.3.1.  Use of Credit Security................................80
                  10.3.2.  Deposits; Accounts....................................81
                  10.3.3.  Pledged Securities....................................81
         10.4.  Right to Realize upon Credit Security............................82
                  10.4.1.  Assembly of Credit Security; Receiver.................82
                  10.4.2.  General Authority.....................................82
                  10.4.3.  Marshaling, etc.......................................83
                  10.4.4.  Sales of Credit Security..............................83
                  10.4.5.  Sale without Registration.............................84
                  10.4.6.  Application of Proceeds...............................85
         10.5.  Custody of Credit Security.......................................85
11.  Expenses; Indemnity.........................................................85
         11.1.  Expenses.........................................................85

                                                                                Page
                                                                                ----

         11.2.  General Indemnity................................................86
12.  Operations; Agent...........................................................86
         12.1.  Interests in Credits.............................................87
         12.2.  Agent's Authority to Act, etc....................................87
         12.3.  Borrower to Pay Agent, etc.......................................87
         12.4.  Lender Operations for Advances, etc..............................87
                  12.4.1.  Advances..............................................87
                  12.4.2.  Agent to Allocate Payments, etc.......................87
                  12.4.3.  Delinquent Lenders; Nonperforming Lenders.............88
         12.5.  Sharing of Payments, etc.........................................89
         12.6.  Amendments, Consents, Waivers, etc...............................89
         12.7.  Agent's Resignation..............................................90
         12.8.  Concerning the Agent.............................................91
                  12.8.1.  Action in Good Faith, etc.............................91
                  12.8.2.  No Implied Duties, etc................................91
                  12.8.3.  Validity, etc.........................................91
                  12.8.4.  Compliance............................................91
                  12.8.5.  Employment of Agents and Counsel......................92
                  12.8.6.  Reliance on Documents and Counsel.....................92
                  12.8.7.  Agent's Reimbursement.................................92
                  12.8.8.  Agent's Fees..........................................92
         12.9.  Rights as a Lender...............................................92
         12.10.  Independent Credit Decision.....................................93
         12.11.  Indemnification.................................................93
13.  Successors and Assigns; Lender Assignments and Participations...............93
         13.1.  Assignments by Lenders...........................................93
                  13.1.1.  Assignees and Assignment Procedures...................94
                  13.1.2.  Terms of Assignment and Acceptance....................94
                  13.1.3.  Register..............................................95
                  13.1.4.  Acceptance of Assignment and Assumption...............96
                  13.1.5.  Federal Reserve Bank..................................96
                  13.1.6.  Further Assurances....................................96
         13.2.  Credit Participants..............................................96
14.  Confidentiality.............................................................97
15.  Foreign Lenders.............................................................97
16.  Notices.....................................................................98
17.  Course of Dealing; Amendments and Waivers...................................99
18.  No Strict Construction......................................................99
19.  Defeasance..................................................................99
20.  Venue; Service of Process..................................................100
21.  Waiver of Jury Trial.......................................................100

                                                                                Page
                                                                                ----

22.  General....................................................................101

                                    EXHIBITS

2.1.3     -      Borrowing Request Notice

2.1.4     -      Revolving Note

2.2.2     -      Term Note

2.3.2     -      Bridge Note

5.1.9     -      Capitalization and Proforma Closing Covenants

5.2.1     -      Officer's Certificate

6.4A      -      Computation Covenants Certificate

6.4B      -      Certificate of Guarantor Computation Covenants

6.4.3     -      Borrowing Base Certificate

6.8.11    -      Existing Liens of the Guarantor

7.1       -      Organization of the Guarantor, the Borrower and the Borrower's
                 Subsidiaries

7.2.2     -      Material Agreements

7.3       -      Financing Debt, Certain Investments, etc.

7.15      -      Multi-employer and Defined Benefit Plans

12.1      -      Percentage Interests

13.1.1    -      Assignment and Acceptance

                                 SELFCARE, INC.
                           SELFCARE ACQUISITION CORP.

                                CREDIT AGREEMENT


         This Agreement, dated as of February 19, 1997, is among Selfcare, Inc., a Delaware corporation, Selfcare Acquisition Corp., a Delaware corporation, the Lenders from time to time party hereto and Fleet National Bank, a national banking association both in its capacity as agent for itself and the other Lenders. The parties agree as follows:

1. Definitions; Certain Rules of Construction. Certain capitalized terms are used in this Agreement and in the other Credit Documents with the specific meanings defined below in this Section 1. Except as otherwise explicitly specified to the contrary or unless the context clearly requires otherwise, (a) the capitalized term "Section " refers to sections of this Agreement, (b) the capitalized term "Exhibit" refers to exhibits to this Agreement, (c) references to a particular Section include all subsections thereof, (d) the word "including" shall be construed as "including without limitation", (e) accounting terms not otherwise defined herein have the meaning provided under GAAP, (f) terms defined in the UCC and not otherwise defined herein have the meaning provided under the UCC, (g) references to a particular statute or regulation include all rules and regulations thereunder and any successor statute, regulation or rules, in each case as from time to time in effect, and (h) references to a particular Person include such Person's successors and assigns to the extent not prohibited by this Agreement and the other Credit Documents. References to "the date hereof" mean the date first set forth above.

         1.1.  "Accounts" is defined in Section 10.1.2.

         1.2. "Accumulated Benefit Obligations" means the actuarial present value of the accumulated benefit obligations under any Plan, calculated in accordance with Statement No. 87 of the Financial Accounting Standards Board.

         1.3. "Acquisition" means the acquisition of certain assets of the Sellers as contemplated by the Acquisition Agreement.

         1.4. "Acquisition Agreement" means the Asset Purchase Agreement dated as of January 14, 1997 among the Borrower, the Guarantor and the Sellers.

         1.5. "Affiliate" means, with respect to the Borrower (or any other specified Person), any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with the Borrower, and shall include (a) any officer or director of the Borrower and (b) any Person of which the Borrower or any Affiliate (as defined in clause (a) above) of the Borrower shall, directly or indirectly, beneficially own either (i) at least 10% of the outstanding equity securities having the general power to vote or (ii) at least 10% of all equity interests.

         1.6. "Agent" means Fleet National Bank, in its capacity as agent for the Lenders hereunder, as well as its successors and assigns in such capacity pursuant to Section 12.7.

         1.7.  "Applicable Rate" means, at any date:

         (a) (i) with respect to the Term Loan, for each portion of the Term Loan subject to a LIBOR Pricing Option, the sum of the LIBOR Basic Rate plus 2.0%, and for each other portion of the Term Loan, the Prime Rate; and

                  (ii) with respect to the Revolving Loan, for each portion of the Revolving Loan subject to a LIBOR Pricing Option, the sum of the LIBOR Basic Rate plus 1.75%, and for each other portion of the Revolving Loan, the Prime Rate; and

                  (iii) with respect to the Bridge Loan, for each portion of the Bridge Loan subject to a LIBOR Pricing Option, the sum of the LIBOR Basic Rate plus 3.5% and for each other portion of the Bridge Loan, the Prime Rate plus 1.5%;

         plus (b) an additional 3% effective on the day the Agent notifies the Borrower that the interest rates hereunder are increasing as a result of the occurrence and continuance of an Event of Default until the earlier of such time as (i) such Event of Default is no longer continuing or (ii) such Event of Default is deemed no longer to exist, in each case pursuant to Section 8.3.

         1.8.  "Assignment and Acceptance" is defined in Section 13.1.1.

         1.9. "Banking Day" means any day other than Saturday, Sunday or a day on which banks in Boston, Massachusetts are authorized or required by law or other governmental action to close.

         1.10.  "Bankruptcy Code" means Title 11 of the United States Code.

         1.11. "Bankruptcy Default" means an Event of Default referred to in
Section 8.1.10.

         1.12. "Borrower" means Selfcare Acquisition Corp., a Delaware corporation.

         1.13.  "Borrower Loan Account" is defined in Section 2.1.4.

         1.14. "Borrowing Base" means, at any date, the sum of (a) 80% of Eligible Accounts Receivable plus (b) 50% of Eligible Inventory; provided, however, that the Borrowing Base shall be reduced to $1 at any time that the Borrower has failed to furnish the computation of the Borrowing Base required by
Section 6.4.3 within five days after such computation was originally due and thereafter until the applicable computation of the Borrowing Base has been delivered by the Borrower to the Agent.

         1.15. "Boston Office" means the principal banking office of the Agent in Boston, Massachusetts.

         1.16.  "Bridge Loan" is defined in Section 2.3.

         1.17. "Bridge Loan Maturity Date" means June 3, 1997 or as extended pursuant to Section 6.23.

         1.18.  "Bridge Note" is defined in Section 2.3.2.

         1.19. "By-laws" means all written by-laws, rules, regulations and all other documents relating to the management, governance or internal regulation of any Person other than an individual, or interpretive of the Charter of such Person, all as from time to time in effect.

         1.20. "Capital Expenditures" means, for any period, amounts added or required to be added to the property, plant and equipment or other fixed assets account on the Consolidated balance sheet of the specified Persons, prepared in accordance with GAAP, in respect of (i) the acquisition, construction, improvement or replacement of land, buildings, machinery, equipment, leaseholds and any other real or personal property and (ii) software development costs to the extent not expensed.

         1.21. "Capitalized Lease" means any lease which is required to be capitalized on the balance sheet of the lessee in accordance with GAAP, including to the extent applicable, Statement Nos. 13 and 98 of the Financial Accounting Standards Board.

         1.22. "Capitalized Lease Obligations" means the amount of the liability reflecting the aggregate discounted amount of future payments under all Capitalized Leases calculated in accordance with GAAP, including to the extent applicable, Statement Nos. 13 and 98 of the Financial Accounting Standards Board.

         1.23.  "Cash Equivalents" means:

                  (a) negotiable certificates of deposit, time deposits (including sweep accounts), demand deposits and bankers' acceptances having a maturity of nine months or less and issued by any domestic office of a United States financial institution having capital and surplus and undivided profits aggregating at least $100,000,000 and rated at least Prime-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Ratings Group or issued by any Lender;

                  (b) corporate obligations having a maturity of nine months or less and rated at least Prime-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Ratings Group or issued by any Lender;

                  (c) any direct obligation of the United States of America or any agency or instrumentality thereof, or of any state or municipality thereof, (i) which has a remaining maturity at the time of purchase of not more than one year or which is subject to a repurchase agreement with Lender (or any other financial institution referred to in clause
         (a) above) exercisable within one year from the time of purchase and
         (ii) which, in the case of obligations of any state or municipality, is rated at least AAA by Moody's Investors Service, Inc. or AAA or better by Standard & Poor's Ratings Group; and

                  (d) any mutual fund or other pooled investment vehicle rated Aa or better by Moody's Investors Service, Inc. or AA or better by Standard & Poor's Ratings Group which invests principally in obligations described above.

         1.24. "CERCLA" means the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980.

         1.25. "CERCLIS" means the federal Comprehensive Environmental Response Compensation Liability Information System List (or any successor document) promulgated under CERCLA.

         1.26. "Charter" means the articles of organization, certificate of incorporation, statute, constitution, joint venture agreement, partnership agreement, trust indenture, limited liability company agreement or other charter document of any Person other than an individual, each as from time to time in effect.

         1.27. "Closing Date" means the Initial Closing Date and each other date on which any extension of credit is made pursuant to Section 2.

         1.28.  "Code" means the federal Internal Revenue Code of 1986.

         1.29. "Commitment" means with respect to any Lender, such Lender's obligation to extend the credits contemplated by Section 2. The original Commitments are set forth in Exhibit 12.1 and the current Commitments are recorded from time to time in the Register.

         1.30. "Computation Covenants" means Sections 6.5, 6.6.7, 6.10.2, 6.11.1, 6.12.2 and 6.17.

         1.31. "Consolidated" and "Consolidating", when used with reference to any term, mean that term as applied to the accounts of the Borrower (or other specified Person) and all of its Subsidiaries (or other specified group of Persons), consolidated or consolidating, as the case may be, in accordance with GAAP and with appropriate deductions for minority interests in Subsidiaries.

         1.32. "Consolidated Adjusted EBITDA" means, for any period, the total of (a) Consolidated EBITDA, minus, (b) taxes based upon or measured by net income that are actually paid in cash by the Borrower and its Subsidiaries during such period, minus (c) Distributions declared by the Borrower that are payable during such period, minus (d) Capital Expenditures of the Borrower and its Subsidiaries during such period.

         1.33.  "Consolidated Capital Base" means, at any date, the total of:

                  (a) stockholders' equity of the Borrower and its Subsidiaries determined in accordance with GAAP on a Consolidated basis, excluding the effect of any foreign currency translation adjustments;

         plus  (b) the principal amount outstanding on any Subordinated Debt;

         minus (c) the amount by which such stockholders' equity has been increased after the Initial Closing Date by the items described in clauses (a) through (f) of the definition of Consolidated Net Income or by goodwill;

         minus (d) to the extent not already deducted from the amount in clause
         (a) above, treasury stock;

         plus (e) to the extent not already included in clause (a) above, any capital contribution made by the Guarantor as contemplated by Sections 5.1.10.

         1.34.  "Consolidated EBITDA" means, for any period, the total of:

                  (a)  Consolidated Net Income;

         plus     (b)  all amounts deducted in computing such Consolidated Net
         Income in respect of:

                           (i)  Interest Expense,

                           (ii)  taxes based upon or measured by net income, and

                           (iii)  depreciation and amortization.

         1.35.  "Consolidated Fixed Charges" means, for any period, the sum of:

                  (i)      Consolidated Interest Expense, plus

                  (ii) all current maturities of Indebtedness, calculated based on payments due within 12 months after the end of such period.

         1.36. "Consolidated Funded Indebtedness" means, at any date, Indebtedness other than the items described in clauses (g) and (h) of the definition of the term "Indebtedness".

         1.37. "Consolidated Interest Expense" means, for any period, the aggregate amount of interest, including payments in the nature of interest under Capitalized Leases and Interest Rate Protection Agreements, accrued by the Borrower and its Subsidiaries (whether such interest is reflected as an item of expense or capitalized) in accordance with GAAP on a Consolidated basis.

         1.38. "Consolidated Net Income" means, for any period, the net income (or loss) of the Borrower and its Subsidiaries, determined in accordance with GAAP on a Consolidated basis; provided, however, that Consolidated Net Income shall not include:

                  (a) the income (or loss) of any Person accrued prior to the date such Person becomes a Subsidiary or is merged into or consolidated with the Borrower or any of its Subsidiaries;

                  (b) the income (or loss) of any Person (other than a Subsidiary) in which the Borrower or any of its Subsidiaries has an ownership interest; provided, however, that (i) Consolidated Net Income shall include amounts in respect of the income of such Person when actually received in cash by the Borrower or such Subsidiary in the form of dividends or similar Distributions and (ii) Consolidated Net Income shall be reduced by the aggregate amount of all Investments, regardless of the form thereof, made by the Borrower or any of its Subsidiaries in such Person for the purpose of funding any deficit or loss of such Person;

                  (c) all amounts included in computing such net income (or loss) in respect of the write-up of any asset (including the subsequent amortization or expensing of the written-up portion of assets on account of the transactions contemplated by the Acquisition Agreement) or the retirement of any Indebtedness or equity at less than face value;

                  (d)  extraordinary and nonrecurring gains;

                  (e) non-recurring, non-cash charges as a result of the Acquisition or discontinuation of product lines not material to the business of the Borrower;

                  (f) the income of any Subsidiary of the Borrower to the extent the payment of such income in the form of a Distribution or repayment of Indebtedness to the Borrower or any Wholly Owned Subsidiary of the Borrower is not permitted, whether on account of any Charter or By-law restriction, any agreement, instrument, deed or lease or any law, statute, judgment, decree or governmental order, rule or regulation applicable to such Subsidiary; and

                  (g) any after-tax gains or losses attributable to returned surplus assets of any Plan.

         1.39. "Consolidated Net Revenues" means revenues as reported in the audited statements of revenues, net of direct expenses, of the product lines being acquired by the Borrower from the Sellers in the Acquisition for the twelve months ended November 30, 1996 delivered pursuant to Section 7.2.1(b).

         1.40. "Consolidated Senior Funded Indebtedness" means Consolidated Funded Indebtedness minus the principal amount of Subordinated Debt or, prior to the placement of the Subordinated Debt, the Bridge Loan.

         1.41. "Consolidated Tangible Capital Base" means, at any date, the total of:

                  (a)  Consolidated Capital Base;

         minus (b) the amount of intangible assets carried on the balance sheet of the Borrower and its Subsidiaries determined in accordance with GAAP on a Consolidated basis, including in any event, manufacturing rights and agreements, goodwill, patents, patent applications, copyrights, trademarks, tradenames, research and development expense, organizational expense, unamortized debt discount, deferred financing charges and debt acquisition costs;

         minus (c) cash dividends paid during such fiscal year.

         1.42. "Consolidated Working Capital Factor" means an amount (which may be less than zero) equal to the sum of (a) the Current Asset Factor during such period plus (b) the Current Liabilities Factor during such period.

         1.43.  "Credit Documents" means:

                  (a) this Agreement, the Notes, the letter agreement contemplated by Section 5.1.3 and each Interest Rate Protection Agreement provided by a Lender (or an Affiliate of a Lender) to the Borrower or any of its Subsidiaries, each as from time to time in effect;

                  (b) all financial statements, reports, notices, mortgages, assignments, UCC financing statements or certificates delivered to the Agent or any of the Lenders by the Borrower, any of its Subsidiaries or any other Obligor in connection herewith or therewith; and

                  (c) any other present or future agreement or instrument from time to time entered into among the Borrower, any of its Subsidiaries or any other Obligor, on one hand, and the Agent or all the Lenders, on the other hand, relating to, amending or modifying this Agreement or any other Credit Document referred to above or which is stated to be a Credit Document, each as from time to time in effect.

         1.44. "Credit Obligations" means all present and future liabilities, obligations and Indebtedness of the Borrower owing to the Agent or any other Lender under or in connection with this Agreement or any other Credit Document, including obligations in respect of principal, interest, and Interest Rate Protection Agreements provided by Lender (or an Affiliate of a Lender), commitment fees, amounts provided for in Sections 3.2.3, 3.4 and 11 and other fees, charges, indemnities and expenses from time to time owing hereunder or under any other Credit Document (whether accruing before or after a Bankruptcy Default).

         1.45.  "Credit Participant" is defined in Section 13.2.

         1.46. "Credit Security" means all assets now or from time to time hereafter subjected to a security interest, mortgage or charge (or intended or required so to be subjected pursuant to this Agreement or any other Credit Document) to secure the payment or performance of any of the Credit Obligations, including the assets described in Section 10.1.

         1.47. "Current Asset Factor" means, for any period, the amount (which may be less than zero) equal to the total of:

                  (a) the amount, if any, by which accounts receivable at the end of such period were greater than accounts receivable at the beginning of such period;

         minus (b) the amount, if any, by which accounts receivable at the end of such period were less than accounts receivable at the beginning of such period;

         plus (c) the amount, if any, by which inventory at the end of such period was greater than inventory at the beginning of such period;

         minus (d) the amount, if any, by which inventory at the end of such period was less than inventory at the beginning of such period;

         plus (e) the amount, if any, by which prepaid expenses and other current assets (other than cash and Cash Equivalents) at the end of such period were greater than prepaid expenses and other current assets (other than cash and Cash Equivalents) at the beginning of such period;

         minus (f) the amount, if any, by which prepaid expenses and other current assets (other than cash and Cash Equivalents) at the end of such period were less than prepaid expenses and other current assets (other than cash and Cash Equivalents) at the beginning of such period;

         plus (g) the amount, if any, by which deferred income tax benefits at the end of such period were greater than deferred income tax benefits at the beginning of such period;

         minus (h) the amount, if any, by which deferred income tax benefits at the end of such period were less than deferred income tax benefits at the beginning of such period;

in each case determined in accordance with GAAP.

         1.48. "Current Liabilities Factor" means, for any period, the amount (which may be less than zero) equal to the total of:

                  (a) the amount, if any, by which accounts payable and accrued expenses at the end of such period were less than accounts payable and accrued expenses at the beginning of such period;

         minus (b) the amount, if any, by which accounts payable and accrued expenses at the end of such period were greater than accounts payable and accrued expenses at the beginning of such period;

         plus (c) the amount, if any, by which current liabilities for income taxes at the end of such period were less than current liabilities for income taxes at the beginning of such period;

         minus (d) the amount, if any, by which current liabilities for income taxes at the end of such period were greater than current liabilities for income taxes at the beginning of such period;

         plus (e) the amount, if any, by which other current liabilities (other than current maturities of long-term debt and accrued interest expense) at the end of such period were less than other current liabilities (other than current maturities of long-term debt and accrued interest expense) at the beginning of such period;

         minus (f) the amount, if any, by which other current liabilities (other than current maturities of long-term debt and accrued interest expense) at the end of such period were greater than other current liabilities (other than current maturities of long-term debt and accrued interest expense) at the beginning of such period;

in each case determined in accordance with GAAP.

         1.49. "Default" means any Event of Default and any event or condition which with the passage of time or giving of notice, or both, would become an Event of Default and the filing against the Borrower, any of its Subsidiaries or any other Obligor of a petition commencing an involuntary case under the Bankruptcy Code.

         1.50.  "Delinquency Period" is defined in Section 12.4.3.

         1.51.  "Delinquent Lender" is defined in Section 12.4.3.

         1.52.  "Delinquent Payment" is defined in Section 12.4.3.

         1.53. "Distribution" means, with respect to the Borrower (or other specified Person):

                  (a) the declaration or payment of any dividend or distribution, including dividends payable in shares of capital stock of or other equity interests in the Borrower (or such specified Person), on or in respect of any shares of any class of capital stock of or other equity interests in the Borrower (or such specified Person);

                  (b) the purchase, redemption or other retirement of any shares of any class of capital stock of or other equity interest in the Borrower (or such specified Person) or of options, warrants or other rights for the purchase of such shares, directly, indirectly through a Subsidiary or otherwise;

                  (c) any other distribution on or in respect of any shares of any class of capital stock of or equity or other beneficial interest in the Borrower (or such specified Person);

                  (d) any payment of principal or interest with respect to, or any purchase, redemption or defeasance of, any Indebtedness of the Borrower (or such specified Person) which by its terms or the terms of any agreement is subordinated to the payment of the Credit Obligations; and

                  (e) any payment, loan or advance by the Borrower (or such specified Person) to, or any other Investment by the Borrower (or such specified Person) in, the holder of any shares of any class of capital stock of or equity interest in the Borrower (or such specified Person), or any Affiliate of such holder;

provided, however, that the term "Distribution" shall not include (i) dividends payable in perpetual common stock of or other similar equity interests in the Borrower (or such specified Person) or (ii) payments in the ordinary course of business in respect of (A) reasonable compensation paid to employees, officers and directors, (B) advances to employees for travel expenses, drawing accounts and similar expenditures or (C) rent paid to, or accounts payable for services rendered or goods sold by, non-Affiliates that own capital stock of or other equity interests in the Borrower (or such specified Person).

         1.54.  "Eligible Accounts Receivable" means, at any date,

                  (a) the aggregate amount carried as accounts receivable (reduced appropriately for doubtful accounts and customer returns) on the most recent Consolidated balance sheet of the Borrower and its Subsidiaries delivered in accordance with Section 6.4.3;

         minus (b) the aggregate amount of any such accounts receivable outstanding that are more than 90 days from the date of invoice.

         minus (c) discounts, commissions, house accounts, chargebacks, customer incentives, promotions, rebates, reclamation fees, offsets of accounts payable and distribution fees payable by the Borrower or any of its Subsidiaries to any Person (other than the Borrower or any of its Wholly Owned Subsidiaries) in respect of such payments;

         minus    (d)  the amount of such payments due from Affiliates;

         minus (e) all payments to be made in a currency other than United States Funds that is not readily convertible into United States Funds or that may not be readily withdrawn from the country of origin;

         minus (f) payments subject to Liens other than Liens securing the Credit Obligations.

         provided, however, that this definition may be revised by the Agent from time to time to reflect to Agent's satisfaction the results of any review conducted by commercial financial examiners under Section 6.4.8.

         1.55.  "Eligible Inventory" means, at any date, the total of:

                  (a) the aggregate amount carried as inventory, at the lower of cost or market value, on the most recent Consolidated balance sheet, which represent finished goods of the Borrower and its Subsidiaries delivered in accordance with Section 6.4.3.

         minus (b) only to the extent included in the foregoing clause (a), the aggregate amount of any overhead costs associated with the manufacture, procurement and storage of inventory, and any operating and marketing costs;

         minus (c) advance payments from customers reflected on such balance sheet.

         provided, however, that this definition may be revised by the Agent from time to time to reflect to the Agent's satisfaction the results of any review conducted by commercial financial examiners under Section 6.4.8.

         1.56. "Environmental Laws" means all applicable federal, state or local statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment, including OSHA.

         1.57. "ERISA" means the federal Employee Retirement Income Security Act of 1974.

         1.58. "ERISA Group Person" means the Borrower, any Subsidiary of the Borrower and any Person which is a member of the controlled group or under common control with the Borrower or any Subsidiary of the Borrower within the meaning of section 414 of the Code or section 4001(a)(14) of ERISA.

         1.59.  "Events of Default" is defined in Section 8.1.

         1.60.  "Excess Cash Flow" means, for any period, the total of:

                  (a)  Consolidated EBITDA;

         minus    (b)  Term Loan principal payments made;

         minus    (c)  Interest Expense;

         minus    (d)  taxes based upon or measured by net income that are
         actually paid in cash;

         minus    (e)  Capital Expenditures;

         minus    (f)  the Consolidated Working Capital Factor.

         1.61. "Exchange Act" means the federal Securities Exchange Act of 1934.

         1.62. "Excluded Subsidiaries" means a Foreign Subsidiary of the Guarantor for which the Guarantor has no recourse obligations on any liabilities of $250,000 or greater, and which together with other Excluded Subsidiaries is not material to the business, assets, financial condition, income or prospects of the Guarantor.

         1.63. "FACA" means the Federal Assignment of Claims Act as set forth in 31 U.S.C. Section 3727 and 41 U.S.C. Section 15.

         1.64. "Federal Funds Rate" means, for any day, the rate equal to the weighted average (rounded upward to the nearest 1/8%) of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, (a) as such weighted average is published for such day (or, if such day is not a Banking Day, for the immediately preceding Banking
Day) by the Federal Reserve Bank of New York or (b) if such rate is not so published for such Banking Day, as determined by the Agent using any reasonable means of determination. Each determination by the Agent of the Federal Funds Rate shall, in the absence of manifest error, be conclusive.

         1.65. "Final Maturity Date" means, each of the Revolving Loan Maturity Date, the Term Loan Maturity Date and the Bridge Loan Maturity Date, as the case may be.

         1.66. "Financial Officer" of the Borrower (or other specified Person) means its chief executive officer, chief financial officer, chief operating officer, chairman, president, treasurer or any of its vice presidents whose primary responsibility is for its financial affairs.

         1.67. "Financing Debt" means each of the items described in clauses (a) through (f) of the definition of the term "Indebtedness".

         1.68. "Foreign Subsidiary" means each Subsidiary of the Guarantor that is organized under the laws of, and conducting its business in jurisdictions outside of, the United States.

         1.69. "Foreign Trade Regulations" means (a) any act that prohibits or restricts, or empowers the President or any executive agency of the United States of America to prohibit or restrict, exports to or financial transactions with any foreign country or foreign national, (b) the regulations with respect to certain prohibited foreign trade transactions set forth at 22 C.F.R. Parts 120-130 and 31 C.F.R. Part 500 and (c) any order, regulation, ruling, interpretation, direction, instruction or notice relating to any of the foregoing.

         1.70. "Funding Liability" means (a) any deposit which was used (or deemed by Section 3.2.5 to have been used) to fund any portion of the Loan subject to a LIBOR Pricing Option, and (b) any portion of the Loan subject to a LIBOR Pricing Option funded (or deemed by Section 3.2.5 to have been funded) with the proceeds of any such deposit.

         1.71. "GAAP" means generally accepted accounting principles as from time to time in effect, including the statements and interpretations of the United States Financial Accounting Standards Board and any predecessor or successor entity; provided, however, that for purposes of compliance with
Section 6 (other than Section 6.4) and the related definitions, "GAAP" means such principles as in effect on December 31, 1996 as applied by the Guarantor and its Subsidiaries in the preparation of the December 31, 1996 financial statements referred to in Section 7.2.1(a), and consistently followed, without giving effect to any subsequent changes thereto.

         1.72. "Government Receivables" means any Accounts as to which the United States of America or any agency or department thereof is the obligor.

         1.73. "Guarantee" means, with respect to the Borrower (or other specified Person):

                  (a) any guarantee by the Borrower (or such specified Person), of the payment or performance of, or any contingent obligation by the Borrower (or such specified Person), in respect of, any Indebtedness or other obligation of any primary obligor;

                  (b) any other arrangement whereby credit is extended to a primary obligor on the basis of any promise or undertaking of the Borrower (or such specified Person), including any binding "comfort letter" or "keep well agreement" written by the Borrower (or such specified Person), to a creditor or prospective creditor of such primary obligor, to (i) pay the Indebtedness of such primary obligor,
         (ii) purchase an obligation owed by such primary obligor, (iii) pay for the purchase or lease of assets or services regardless of the actual delivery thereof or (iv) maintain the capital, working capital, solvency or general financial condition of such primary obligor;

                  (c) any liability of the Borrower (or such specified Person), as a general partner of a partnership in respect of Indebtedness or other obligations of such partnership;

                  (d) any liability of the Borrower (or such specified Person) as a joint venturer of a joint venture in respect of Indebtedness or other obligations of such joint venture; and

                  (e) reimbursement obligations (whether contingent or matured) of the Borrower (or such specified Person) with respect to letters of credit, bankers acceptances, surety bonds, other financial guarantees and Interest Rate Protection Agreements, whether or not any of the foregoing are reflected on the balance sheet of the Borrower (or such specified Person) or in a footnote thereto; provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee and the amount of Indebtedness resulting from such Guarantee shall be the maximum amount that the guarantor may become obligated to pay in respect of the obligations (whether or not such obligations are outstanding at the time of computation).

         1.74.  "Guarantor" means Selfcare, Inc., a Delaware corporation.

         1.75. "Hazardous Material" means any pollutant, toxic or hazardous material or waste, including any "hazardous substance" or "pollutant" or "contaminant" as defined in section 101(14) of CERCLA or any other Environmental Law or regulated as toxic or hazardous under RCRA or any other Environmental Law, including asbestos or oil or petroleum or any hazardous constituent thereof.

         1.76.  "Guarantor Computation Covenants" means Section 6.21.

         1.77. "Indebtedness" means all obligations, contingent or otherwise, which in accordance with GAAP are or are required to be classified upon the balance sheet of the Borrower (or other specified Person) as liabilities, but in any event including (without duplication):

                  (a)  borrowed money;

                  (b) indebtedness evidenced by notes, debentures or similar instruments;

                  (c)  Capitalized Lease Obligations;

                  (d) the deferred purchase price of assets or securities, including related noncompetition, consulting and stock repurchase obligations (other than ordinary trade accounts payable within six months after the incurrence thereof in the ordinary course of business);

                  (e) mandatory redemption or dividend rights on capital stock (or other equity);

                  (f) reimbursement obligations, whether contingent or matured, with respect to letters of credit, bankers acceptances, surety bonds, other financial guarantees and Interest Rate Protection Agreements (without duplication of other Indebtedness supported or guaranteed thereby);

                  (g)  unfunded pension liabilities;

                  (h) obligations that are immediately and directly due and payable out of the proceeds of or production from property;

                  (i) liabilities secured by any Lien existing on property owned or acquired by the Borrower (or such specified Person), whether or not the liability secured thereby shall have been assumed; and

                  (j)  all Guarantees in respect of Indebtedness of others.

         1.78.  "Indemnified Party" is defined in Section 11.2.

         1.79.  "Initial Closing Date" means February 19, 1997.

         1.80. "Interest Expense" means, for any period, the aggregate amount of interest, including commitment fees and payments in the nature of interest under Capitalized Leases and Interest Rate Protection Agreements, accrued (whether such interest is reflected as an item of expense or capitalized) in accordance with GAAP on a Consolidated basis.

         1.81. "Interest Payment Date" means the last Banking Day of each month occurring after the Initial Closing Date, starting with March 31, 1997.

         1.82. "Interest Rate Protection Agreement" means any interest rate swap, interest rate cap, interest rate hedge or other contractual arrangement that converts variable interest rates into fixed interest rates, fixed interest rates into variable interest rates or other similar arrangements.

         1.83. "Investment" means, with respect to the Borrower (or other specified Person):

                  (a) any share of capital stock, partnership or other equity interest, evidence of Indebtedness or other security issued by any other Person;

                  (b) any loan, advance or extension of credit to, or contribution to the capital of, any other Person;

                  (c)  any Guarantee of the Indebtedness of any other Person;

                  (d) any acquisition of all or any part of the business of any other Person or the assets comprising such business or part thereof; and

                  (e)  any other similar investment.

         The investments described in the foregoing clauses (a) through (e) shall be included in the term "Investment" whether they are made or acquired by purchase, exchange, issuance of stock or other securities, merger, reorganization or any other method; provided, however, that the term "Investment" shall not include (i) current trade and customer accounts receivable for property leased, goods furnished or services rendered in the ordinary course of business and payable in accordance with customary trade terms, (ii) advances and prepayments to suppliers for property leased, goods furnished and services rendered in the ordinary course of business, (iii) advances to employees for travel expenses, drawing accounts and similar expenditures, (iv) stock or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due to the Borrower (or such specified Person) or as security for any such Indebtedness or claim or (v) demand deposits in banks or similar financial institutions.

         In determining the amount of outstanding Investments:

                  (A) the amount of any Investment shall be the cost thereof minus any returns of capital in cash on such Investment (determined in accordance with GAAP without regard to amounts realized as income on such Investment);

                  (B) the amount of any Investment in respect of a purchase described in clause (d) above shall include the amount of any Financing Debt assumed in connection with such purchase or secured by any asset acquired in such purchase (whether or not any Financing Debt is assumed) or for which any Person that becomes a Subsidiary is liable on the date on which the securities of such Person are acquired; and

                  (C) no Investment shall be increased as the result of an increase in the undistributed retained earnings of the Person in which the Investment was made or decreased as a result of an equity interest in the losses of such Person.

         1.84. "Legal Requirement" means any present or future requirement imposed upon any of the Lenders or the Borrower and its Subsidiaries by any law, statute, rule, regulation, directive, order, decree, guideline (or any interpretation thereof by courts or of administrative bodies) of the United States of America or any state or political subdivision thereof, or by any board, governmental or administrative agency, central bank or monetary authority of the United States of America or any political subdivision thereof. Any such requirement imposed on any of the Lenders not having the force of law shall be deemed to be a Legal Requirement if such Lender reasonably believes that compliance therewith is in the best interest of such Lender.

         1.85. "Lender" means each of the Persons listed as lenders on the signature pages hereto, including the Agent in its capacity as a Lender and such other Persons who may from time to time own a Percentage Interest in the Credit Obligations, but the term "Lender" shall not include any Credit Participant.

         1.86. "Lending Officer" means such individuals whom the Agent may designate by notice to the Borrower from time to time as an officer who may receive requests for borrowings under Section 2.1.3.

         1.87.  "LIBOR Basic Rate" means, for any LIBOR Interest Period:

                  (a) the rate of interest at which deposits of United States Funds are offered in the London interbank market for a period of time equal to such LIBOR Interest Period that appears on the Telerate Page 3750 (or is available through a comparable successor source) as of 11:00 a.m. London time two Banking Days prior to the Banking Day on which such LIBOR Interest Period begins or

                  (b) if no such rate appears on the Telerate Page 3750, the rate of interest determined by the Agent to be the average of up to four interest rates per annum at which deposits of United States Funds are offered in the London interbank market for a period of time equal to such LIBOR Interest Period which appear on the Reuter's Screen LIBO Page as of 11:00 a.m. London time two Banking Days prior to the Banking Day on which such LIBOR Interest Period begins if at least two such offered rates so appear on the Reuter's Screen LIBO Page or

                  (c) if no such rate appears on the Telerate Page 3750 (or is available through a comparable successor source) and fewer than two offered rates appear on the Reuter's Screen LIBO Page, the rate of interest at which deposits of United States Funds in an amount comparable to the portion of the Loan as to which the related LIBOR Pricing Option has been elected and which have a term corresponding to such LIBOR Interest Period are offered to the Agent by first class banks in the London inter-bank market for delivery in immediately available funds at a LIBOR Office on the first day of such LIBOR Interest Period as determined by the Lender at approximately 10:00 a.m. (Boston time) two Banking Days prior to the date upon which such LIBOR Interest Period is to commence (which determination by the Lender shall, in the absence of manifest error, be conclusive).

         1.88. "LIBOR Interest Period" shall mean any period, selected as provided below in Section 3.2.2, of an integral number of months not exceeding twelve calendar months commencing on any Banking Day. The number of days in any month of any LIBOR Interest Period shall be determined by the Agent in accordance with the then current banking practice in London. If any LIBOR Interest Period selected hereunder would otherwise end on a date which is not a Banking Day in London, such LIBOR Interest Period shall instead end on the next preceding or succeeding Banking Day as determined by the Agent in accordance with the then current banking practice in London. Each such determination by the Agent shall, in the absence of demonstrable error, be conclusive.

         1.89. "LIBOR Pricing Options" shall mean the options granted pursuant to Section 3.2.1 to have the interest on all or any portion of the Loan computed with reference to a Basic LIBOR Rate.

         1.90. "Lien" means, with respect to the Borrower (or any other specified Person):

                  (a) any lien, encumbrance, mortgage, pledge, charge or security interest of any kind upon any property or assets of the Borrower (or such specified Person), whether now owned or hereafter acquired, or upon the income or profits therefrom;

                  (b) the acquisition of, or the agreement to acquire, any property or asset upon conditional sale or subject to any other title retention agreement, device or arrangement (including a Capitalized Lease);

                  (c) the sale, assignment, pledge or transfer for security of any accounts, general intangibles or chattel paper of the Borrower (or such specified Person), with or without recourse;

                  (d) the transfer of any tangible property or assets for the purpose of subjecting such items to the payment of previously outstanding Indebtedness in priority to payment of the general creditors of the Borrower (or such specified Person); and

                  (e) the existence for a period of more than 120 consecutive days of any Indebtedness against the Borrower (or such specified Person) which if unpaid would by law or upon a Bankruptcy Default be given any priority over general creditors.

         1.91. "Loan" means each of the Revolving Loan, the Term Loan and the Bridge Loan.

         1.92. "Margin Stock" means "margin stock" within the meaning of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

         1.93. "Material Adverse Change" means, since any specified date or from the circumstances existing immediately prior to the happening of any specified event, a material adverse change in: (a) the business, assets, financial condition, income or prospects of the Borrower (on an individual basis), the Borrower and its Subsidiaries (on a Consolidated basis), or the Guarantor and its Subsidiaries (other than the Borrower and its Subsidiaries, on a consolidated basis), whether as a result of (i) general economic conditions affecting (A) in the case of the Borrower or the Borrower and its Subsidiaries, the over-the-counter nutritional supplements industry and (B) in the case of the Guarantor and its Subsidiaries, other than the Borrower and its Subsidiaries, the self-test diagnostics industry, (ii) difficulties in obtaining supplies and raw materials or manufacturing, warehousing or distribution, (iii) fire, flood or other natural calamities, (iv) environmental pollution, (v) regulatory changes (including those of the Food and Drug Administration), judicial decisions, war or other governmental action or (vi) any other event or development, whether or not related to those enumerated above; (b) the ability of the Obligors to perform their obligations under the Credit Documents; or (c) the rights and remedies of the Agent and the Lenders under the Credit Documents.

         1.94. "Material Agreements" is defined in Section 7.2.2.

         1.95. "Maximum Amount of Revolving Credit" is defined in Section 2.1.2.

         1.96. "Multiemployer Plan" means any Plan that is a "multiemployer plan" as defined in section 4001(a)(3) of ERISA.

         1.97. "Net Asset Sale Proceeds" means the cash proceeds of the sale or disposition of assets (including by way of merger of a Subsidiary, but excluding assets sold or disposed of pursuant to Section 6.11.1) by the specified Persons net of (a) any Indebtedness permitted by Section 6.6.7 (Capitalized Leases and purchase money indebtedness) secured by assets being sold in such transaction required to be paid from such proceeds, (b) income taxes that, as estimated by such specified Persons in good faith, will be required to be paid by such specified Persons in cash as a result of, and within 15 months after such sale or disposition and (c) all reasonable expenses of such specified Persons incurred in connection with the transaction.

         1.98. "Nonperforming Lender" is defined in Section 12.4.3.

         1.99. "Notes" means each of the Revolving Notes, the Term Notes and the Bridge Notes.

         1.100. "Obligor" means each of the Borrower, the Guarantor and each other Person guaranteeing or providing collateral for the Credit Obligations.

         1.101. "OSHA" means the Federal Occupational Health and Safety Act.

         1.102. "PBGC" means the Pension Benefit Guaranty Corporation or any successor entity.

         1.103. "Percentage Interest" means (a) at all times when no Event of Default under Section 8.1.1 and no Bankruptcy Default exists, the ratio that the respective Commitments of the Lenders bear to the total Commitments of all Lenders as from time to time in effect and reflected in the Register, and (b) at all other times, the ratio that the respective amounts of the outstanding Credit Obligations owing to the Lenders in respect of extensions of credit under
Section 2 bear to the total outstanding Credit Obligations owing to all Lenders.

         1.104. "Performing Lender" is defined in Section 12.4.3.

         1.105. "Person" means any present or future natural person or any corporation, association, partnership, joint venture, joint stock, limited liability or other company, business trust, trust, organization, business or government or any governmental agency or political subdivision thereof.

         1.106. "Plan" means, at any date, any pension benefit plan subject to Title IV of ERISA maintained, or to which contributions have been made or are required to be made, by any ERISA Group Person within six years prior to such date.

         1.107. "Pledged Indebtedness" is defined in Section 10.1.6.

         1.108. "Pledged Rights" is defined in Section 10.1.5.

         1.109. "Pledged Securities" means the Pledged Stock, the Pledged Rights and the Pledged Indebtedness, collectively.

         1.110. "Pledged Stock" is defined in Section 10.1.4.

         1.111. "Prime Rate" means, on any day, the greater of (a) the rate of interest announced by the Agent at the Boston Office as its "prime rate" or (b) the sum of 1/2% plus the Federal Funds Rate.

         1.112. "Principal Payment Date" means the last Banking Day of each March, June, September and December occurring after the Initial Closing Date, starting with June 30, 1997.

         1.113. "RCRA" means the federal Resource Conservation and Recovery Act, 42 U.S.C. Section 690, et seq.

         1.114. "Register" is defined in Section 13.1.3.

         1.115. "Required Lenders" means, with respect to any approval, consent, modification, waiver or other action to be taken by the Agent or the Lenders under the Credit Documents which require action by the Required Lenders, such Lenders as own at least a majority of the Percentage Interests; provided, however, that with respect to any matters referred to in the proviso to Section 12.6, Required Lenders means such Lenders as own at least the respective portions of the Percentage Interests required by Section 12.6.

         1.116. "Revolving Loan" is defined in Section 2.1.4.

         1.117. "Revolving Loan Maturity Date" means February 19, 2000.

         1.118. "Revolving Note" is defined in Section 2.1.4.

         1.119. "Securities Act" means the federal Securities Act of 1933.

         1.120. "Sellers" means American Home Products Corporation, a Delaware corporation, and certain of its Affiliates.

         1.121. "Stated Maximum Amount of Revolving Credit" means the lesser of
(a) $5,000,000 or (b) the amount (in an integral multiple of $500,000) to which the then applicable amount set forth in clause (a) above shall have been irrevocably reduced from time to time by at least five Banking Days prior notice from the Borrower to the Agent.

         1.122. "Subordinated Debt" means as approved by the Required Lenders in the Required Lenders' sole discretion, subordinated notes in the principal amount of $5,000,000 proposed to be placed by the Borrower, expressly made subordinate to the Credit Obligations and containing terms and conditions approved by the Required Lenders, in their sole discretion, including but not limited to, a prohibition against any and all prepayments of principal on such Indebtedness prior to or during the 90 day period after the repayment in full of the Credit Obligations and interest payable only as permitted by Section 6.10.3.

         1.123. "Subsidiary" means any Person of which the Borrower (or other specified Person) shall at the time, directly or indirectly through one or more of its Subsidiaries, (a) own at least 50% of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally, (b) hold at least 50% of the partnership, joint venture or similar interests or (c) be a general partner or joint venturer.

         1.124. "Tax" means any present or future tax, levy, duty, impost deduction, withholding or other charges of whatever nature at any time required by any Legal Requirement (a) to be paid by any Lender or (b) to be withheld or deducted from any payment otherwise required hereby to be made to any Lender, in each case on or with respect to its obligations hereunder, the Loan, any payment in respect of the Credit Obligations or any Funding Liability not included in the foregoing; provided, however, that the term "Tax" shall not include taxes imposed upon or measured by the net income of such Lender (other than withholding taxes) or franchise taxes.

         1.125.  "Term Loan" is defined in Section 2.2.1.

         1.126.  "Term Loan Maturity Date" means February 19, 2002.

         1.127.  "Term Note" is defined in Section 2.2.2.

         1.128. "UCC" means the Uniform Commercial Code as in effect in Massachusetts on the date hereof; provided, however, that with respect to the perfection of the Agent's Lien in the Credit Security and the effect of nonperfection thereof, the term "UCC" means the Uniform Commercial Code as in effect in any jurisdiction the laws of which are made applicable by section 9-103 of the Uniform Commercial Code as in effect in Massachusetts.

         1.129. "United States Funds" means such coin or currency of the United States of America as at the time shall be legal tender therein for the payment of public and private debts.

         1.130. "Wholly Owned Subsidiary" means any Subsidiary of which all of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally (other than directors' qualifying shares) is owned by the Borrower (or other specified Person) directly, or indirectly through one or more Wholly Owned Subsidiaries.

2.  The Credits.

         2.1.  Revolving Credit.

                  2.1.1. Revolving Loan. Subject to all the terms and conditions of this Agreement and so long as no Default exists, from time to time on and after the Initial Closing Date and prior to the Revolving Loan Maturity Date, the Lenders will severally in accordance with their respective Percentage Interests, make loans to the Borrower in such amounts as may be requested by the Borrower in accordance with Section
         2.1.3. The aggregate principal amount of loans made under this Section
         2.1.1 at any one time outstanding shall in no event exceed the Maximum Amount of

         Revolving Credit. In no event will the principal amount of loans at any one time outstanding made by any Lender pursuant to this Section 2.1.1 exceed such Lender's commitment.

                  2.1.2. Maximum Amount of Revolving Credit. The term "Maximum Amount of Revolving Credit" means, at any date, the lesser of:

                  (a)  the Stated Maximum Amount of Revolving Credit; or

                  (b)  the Borrowing Base.

                  2.1.3. Borrowing Requests. The Borrower may from time to time request a loan under Section 2.1.1 by providing to the Agent a notice, substantially in the form of Exhibit 2.1.3, not later than noon (Boston time) on the first Banking Day (or, in the case of Loans subject to the LIBOR Pricing Option, the third Banking Day) prior to the requested Closing Date for such loan. The notice must specify (a) the amount of the requested loan (which shall be not less than $250,000 and an integral multiple of $100,000) and (b) the requested Closing Date therefor (which shall be a Banking Day). Upon receipt of such notice, the Agent will promptly inform each other Lender (by telephone or otherwise). Each such loan will be made at the Boston Office by depositing the amount thereof to the general account of the Borrower with the Agent. In connection with each such loan, the Borrower shall furnish to the Agent a certificate in substantially the form of Exhibit 5.2.1.

                  2.1.4. Borrower Loan Account; Revolving Notes. The Agent will establish on its books a loan account for the Borrower (the "Borrower Loan Account") which the Agent shall administer as follows: (a) the Agent shall add to the Borrower Loan Account, and the Borrower Loan Account shall evidence, the principal amount of all loans from time to time made by the Lenders to the Borrower pursuant to Section 2.1.1 and
         (b) the Agent shall reduce the Borrower Loan Account by the amount of all payments made on account of the Indebtedness evidenced by the Borrower Loan Account. The aggregate principal amount of the Indebtedness evidenced by the Borrower Loan Account is referred to as the "Revolving Loan". The Revolving Loan shall be deemed owned to each Lender severally in accordance with such Lender's Percentage Interest, and all payments credited to the Borrower Loan Account shall be for the account of each Lender in accordance with its Percentage Interest. The Borrower's obligations to pay each Lender's Percentage Interest in the Revolving Loan shall be evidenced by a separate note of the Borrower in substantially the form of Exhibit 2.1.4 (each a "Revolving Note") payable to each Lender in maximum principal amount equal to such Lender's Percentage Interest in the Borrower Revolving Loan.

         2.2.  Term Credit.

                  2.2.1. Term Loan. Subject to all the terms and conditions of this Agreement and so long as no Default exists, on the Initial Closing Date the Lenders will in accordance with their respective Percentage Interests, severally lend to the Borrower as a term loan the aggregate principal amount of $25,000,000. The aggregate principal amount of the loan made pursuant to this Section 2.2.1 at any one time outstanding is referred to as the "Term Loan". In connection with the Term Loan, the Borrower shall furnish to the Agent a certificate in substantially the form of Exhibit 5.2.1.

                  2.2.2. Term Notes. The Term Loan shall be made at the Boston Office by crediting the amount of such loan to the general account of the Borrower with the Agent against delivery to the Agent of a separate term note of the Borrower (each a "Term Note") payable to the respective Lenders. The Term Note issued to each Lender shall be in a principal amount equal to such Lender's Percentage Interest in the Term Loan, and shall be in substantially the form of Exhibit 2.2.2.

         2.3.  Bridge Credit.

                  2.3.1. Bridge Loan. Subject to all the terms and conditions of this Agreement and so long as no Default exists, on the Initial Closing Date Lenders will lend to the Borrower as a bridge loan the aggregate principal amount of $5,000,000. The aggregate principal amount of the loan made pursuant to this Section 2.3.1 at any one time outstanding is referred to as the "Bridge Loan". In connection with the Bridge Loan, the Borrower shall furnish to Lender a certificate in substantially the form of Exhibit 5.2.1.

                  2.3.2. Bridge Notes. The Bridge Loan shall be made at the Boston Office by crediting the amount of such loan to the general account of the Borrower with the Agent against delivery to the Agent of the separate term notes of the Borrower (each a "Bridge Note") payable to the respective Lenders. The Bridge Note issued to each Lender shall be in a principal amount equal to such Lender's Percentage Interest in the Bridge Loan, and shall be in substantially the form of Exhibit 2.3.2.

         2.4.  Application of Proceeds.

                  2.4.1. Revolving Loan. Subject to Section 2.4.4, the Borrower will apply the proceeds of the Revolving Loan for working capital and other lawful corporate purposes of the Borrower.

                  2.4.2. Term Loan. The Borrower will apply the proceeds of the Term Loan solely to acquire certain assets of the Sellers pursuant to the terms of the Acquisition Agreement.

                  2.4.3. Bridge Loan. The Borrower will apply the proceeds of the Bridge Loan solely to acquire certain assets of the Sellers pursuant to the terms of the Acquisition Agreement.

                  2.4.4. Specifically Prohibited Applications. The Borrower will not, directly or indirectly, apply any part of the proceeds of any extension of credit made pursuant to the Credit Documents to purchase or to carry Margin Stock or to any transaction prohibited by the Foreign Trade Regulations, by other Legal Requirements applicable to Lender or by the Credit Documents.

         2.5. Nature of Obligations of Lenders to Make Extensions of Credit. The Lenders' obligations to extend credit under this Agreement are several and are not joint or joint and several. If on any Closing Date any Lender shall fail to perform its obligations under this Agreement, the aggregate amount of Commitments to make the extensions of credit under this Agreement shall be reduced by the amount of unborrowed Commitment of the Lender so failing to perform and the Percentage Interests shall be appropriately adjusted. The Lenders that have not failed to perform their obligations to make the extensions of credit contemplated by Section 2 may, if any such Lender so desires, assume, in such proportions as such Lenders may agree, the obligations of any Lender who has so failed and the Percentage Interests shall be appropriately adjusted. The provisions of this Section 2.5 shall not affect the rights of the Borrower against any Lender failing to perform its obligations hereunder.

3.  Interest; Pricing Options Fees.

         3.1. Interest. The Loan shall accrue and bear interest at a rate per annum which shall at all times equal the Applicable Rate. Prior to any stated or accelerated maturity of the Loan, the Borrower will, on each Interest Payment Date, pay the accrued and unpaid interest on the portion of the Loan which was not subject to a LIBOR Pricing Option. On the last day of each LIBOR Interest Period or on any earlier termination of any LIBOR Pricing Option, the Borrower will pay the accrued and unpaid interest on the portion of the Loan which was subject to the LIBOR Pricing Option which expired or terminated on such date. On the stated or any accelerated maturity of the Loan, the Borrower will pay all accrued and unpaid interest on the Loan. Upon the occurrence and during the continuance of an Event of Default, the Lenders may require accrued interest to be payable on demand or at regular intervals more frequent than each Interest Payment Date. All payment of interest hereunder shall be made for the account of each Lender in accordance with such Lender's Percentage Interest.

         3.2.  Pricing Options.

                  3.2.1. Election of LIBOR Pricing Options. Subject to all of the terms and conditions hereof and so long as no Default exists, the Borrower may from time to time, by irrevocable notice to the Agent actually received not less than three Banking Days prior to the commencement of the LIBOR Interest Period selected in such notice, elect to have any portion of the Loan as the Borrower may specify in such notice accrue and bear daily interest during the LIBOR Interest Period so selected at the Applicable Rate at a per annum rate equal to the LIBOR Basic Rate for such LIBOR Interest Period.

                  No such election shall become effective if, prior to the commencement of any such LIBOR Interest Period, the Agent determines that (i) the electing or granting of the LIBOR Pricing Option in question would violate a Legal Requirement, (ii) deposits in an amount comparable to the principal amount of the Loan as to which such LIBOR Pricing Option has been elected and which have a term corresponding to the proposed LIBOR Interest Period are not readily available in the LIBOR interbank market, or (iii) by reason of circumstances affecting the LIBOR interbank market, adequate and reasonable methods do not exist for ascertaining the interest rate applicable to such deposits for the proposed LIBOR Interest Period.

                  3.2.2. Selection of LIBOR Interest Periods. LIBOR Interest Periods shall be selected so that:

                  (a) no more than four LIBOR Pricing Options shall be outstanding at any time with respect to the Revolving Loan, and no more than two LIBOR Pricing Options shall be outstanding at any time with respect to the Term Loan;

                  (b) the minimum portion of the Loan subject to any LIBOR Pricing Option shall be $1,000,000 and an integral multiple of $100,000;

                  (c) an aggregate principal amount of the Loan that is not less than the amount of the next mandatory prepayment required by Sections
         4.2 and 4.3 shall not be subject to a LIBOR Pricing Option on the date such mandatory prepayment is required to be made; and

                  (d) no LIBOR Interest Period with respect to any part of the Loan subject to a LIBOR Pricing Option shall expire later than the Final Maturity Date.

                  3.2.3. Additional Interest. If any portion of the Loan that is subject to a LIBOR Pricing Option is repaid, or any LIBOR Pricing Option is terminated for any reason, on a date which is prior to the last Banking Day of the LIBOR Interest Period applicable to such LIBOR Pricing Option, the Borrower will pay to the Agent for the account of each Lender in accordance with such Lender's Percentage Interest, in addition to any amounts of interest otherwise payable hereunder, an amount equal to the present value (calculated in accordance with this Section 3.2.3) of daily interest for the unexpired portion of such LIBOR Interest Period on the portion of the Loan so repaid, or as to which a LIBOR Pricing Option was so terminated, at a per annum rate equal to the excess, if any, of (a) the Applicable Rate calculated on the basis of the rate applicable to such LIBOR Pricing Option minus (b) the rate of interest obtainable by the Agent, as Agent determines in its sole discretion on such date of repayment or termination, on readily marketable debt securities customarily issued by the Treasury of the United States of America that have a maturity date approximating the last Banking Day of such LIBOR Interest Period. The present value of such additional interest shall be calculated by discounting the daily amount of such interest with respect to each day in such unexpired portion of such LIBOR Interest Period from such day to the date of such repayment or termination at a per annum interest rate equal to the interest rate determined pursuant to clause (b) of the preceding sentence, and by aggregating all such amounts for all such days during such period. The determination by the Agent of such amount of interest shall, in the absence of manifest error, be conclusive. For purposes of this Section 3.2.3, if any portion of the Loan that was to have been subject to a LIBOR Pricing Option is not outstanding on the first day of the LIBOR Interest Period applicable to such LIBOR Pricing Option other than for reasons described in Section 3.2.1, the Borrower shall be deemed to have terminated such LIBOR Pricing Option.

                  3.2.4. Violation of Legal Requirements. If any Legal Requirement shall prevent any Lender from funding through the purchase of deposits in the LIBOR interbank market or the domestic certificate of deposit market, as the case may be, any portion of the Loan subject to a LIBOR Pricing Option or otherwise from giving effect to such Lender's obligations as contemplated hereby, (a) the Agent may by notice to the Borrower terminate all of the affected LIBOR Pricing Options, (b) the portion of the Loan subject to such terminated LIBOR Pricing Options shall immediately bear interest thereafter at the Applicable Rate computed on the basis of the Prime Rate and (c) the Borrower shall make any payment required by Section 3.2.3.

                  3.2.5. Funding Procedure. The Lenders may fund any portion of the Loan subject to a LIBOR Pricing Option out of any funds available to the Lenders. Regardless of the source of the funds actually used by any of the Lenders to fund any portion of the Loan subject to a LIBOR Pricing Option, however, all amounts payable hereunder, including without limitation the interest rate applicable to any such portion of the Loan and the amounts payable under Section 3.2.3 shall be computed as if each Lender had actually funded such portion of the Loan through the purchase of deposits in such amount of the type on which the LIBOR Basic Rate was determined with a maturity the same as the applicable LIBOR Interest Period relating thereto.

         3.3. Commitment Fee; Revolving Loan. In consideration of the Lenders' commitments to make the extensions of credit provided for in Section 2.1, while such commitments are outstanding, the Borrower will pay to the Agent for the account of the Lenders in accordance with the Lenders' respective Percentage Interests, on each Interest Payment Date and on the Final Maturity Date, an amount equal to interest computed at the rate of 0.25% per annum on the amount by which (a) the Stated Maximum Amount of Revolving Credit during the one-month period or portion thereof ending on such Interest Payment Date or the Revolving Loan Final Maturity Date, as the case may be, exceeded (b) the average daily Revolving Loan during such period or portion thereof.

         3.4.  Changes in Circumstances; Yield Protections.

                  3.4.1. Reserve Requirements, etc. If any Legal Requirement shall (a) impose, modify, increase or deem applicable any insurance assessment, reserve, special deposit or similar requirement against any Funding Liability, (b) impose, modify, increase or deem applicable any other requirement or condition with respect to any Funding Liability or
         (c) change the basis of taxation of payments in respect of any Funding Liability (other than changes in the rate of taxes measured by the overall net income of such Lender) and the effect of any of the foregoing shall be to increase the cost to any Lender of issuing, making, funding or maintaining its respective Percentage Interest in any Funding Liability, to reduce the amounts received or receivable by such Lender under this Agreement or to require such Lender to make any payment or forego any amounts otherwise payable to such Lender under this Agreement, then, within 15 days after the receipt by the Borrower of a certificate from such Lender setting forth why it is claiming compensation under this Section 3.4 and computations (in reasonable detail) of the amount thereof, the Borrower shall immediately pay to the Agent for the account of such Lender such additional amounts as are from time to time specified by such Lender in such certificate as sufficient to compensate such Lender for such increased cost or such reduction, together with interest at the highest Applicable Rate then in effect on such amount from the 15th day after receipt of such certificate until payment in full thereof; provided, however, that the foregoing provisions shall not apply to any Tax. The determination by such Lender of the amount of such costs shall, in the absence of manifest error, be conclusive.

                  3.4.2. Taxes. All payments of the Credit Obligations shall be made without set-off or counterclaim and free and clear of any deductions, including deductions for Taxes, unless the Borrower is required by law to make such deductions. If (a) any Lender shall be subject to any Tax with respect to any payment of the Credit Obligations or its obligations hereunder or (b) the Borrower shall be required to withhold or deduct any Tax on any payment on the Credit Obligations, within 15 days after the receipt by the Borrower of a certificate from such Lender setting forth why it is claiming compensation under this Section 3.4 and computations (in reasonable detail) of the amount thereof, the Borrower shall pay to the Agent for such Lender's account such additional amount as is necessary to enable Lender to receive the amount of Tax so imposed on Lender's obligations hereunder or the full amount of all payments which it would have received on the Credit Obligations (including amounts required to be paid under Sections 3.4.1, 3.4.3, 3.4.4 and this Section 3.4.2) in the absence of such Tax, as the case may be, together with interest at the highest Applicable Rate then in effect on such amount from the 15th day after receipt of such certificate until payment in full thereof. Whenever Taxes must be withheld by the Borrower with respect to any payments of the Credit Obligations, the Borrower shall promptly furnish to the Agent for the account of the applicable Lender official receipts (to the extent that the relevant governmental authority delivers such receipts) evidencing payment of any such Taxes so withheld. If the Borrower fails to pay any such Taxes when due or fails to remit to the Agent for the account of the applicable Lender the required receipts evidencing payment of any such Taxes so withheld or deducted, the Borrower shall indemnify the affected Lender for any incremental Taxes and interest or penalties that may become payable by such Lender as a result of any such failure. The determination by such Lender of the amount of such Tax and the basis therefor shall, in the absence of manifest error, be conclusive.

                  3.4.3. Capital Adequacy. If any Lender shall determine that compliance by such Lender with any Legal Requirement regarding capital adequacy of banks or bank holding companies has or would have the effect of reducing the rate of return on the capital of such Lender and its Affiliates as a consequence of such Lender's commitment to make the extensions of credit contemplated hereby, or such Lender's maintenance of the extensions of credit contemplated hereby, to a level below that which such Lender could have achieved but for such compliance (taking into consideration the policies of such Lender and its Affiliates with respect to capital adequacy immediately before such compliance and assuming that the capital of such Lender and its Affiliates was fully utilized prior to such compliance) by an amount deemed by such Lender to be material, then, within 15 days after the receipt by the Borrower of a certificate from such Lender setting forth why it is claiming compensation under this Section 3.4.3 and computations (in reasonable detail) of the amount thereof, the Borrower shall pay to the Agent for the account of such Lender such additional amounts as shall be sufficient to compensate Lender for such reduced return, together with interest at the highest Applicable Rate then in effect on each such amount from the 15th day after receipt of such certificate until payment in full thereof. The determination by Lender of the amount to be paid to it and the basis for computation thereof shall, in the absence of manifest error, be conclusive. In determining such amount, Lender may use any reasonable averaging, allocation and attribution methods.

                  3.4.4. Regulatory Changes. If Lender shall determine that (a) any change in any Legal Requirement (including any new Legal Requirement) after the date hereof shall directly or indirectly (i) reduce the amount of any sum received or receivable by such Lender with respect to the Loan or the return to be earned by such Lender on the Loan, (ii) impose a cost on such Lender or any Affiliate of such Lender that is attributable to the making or maintaining of, or such Lender's commitment to make its portion of the Loan or (iii) require such Lender or any Affiliate of such Lender to make any payment on, or calculated by reference to, the gross amount of any amount received by such Lender under any Credit Document, and (b) such reduction, increased cost or payment shall not be fully compensated for by an adjustment in the Applicable Rate, then, within 15 days after the receipt by the Borrower of a certificate from such Lender setting forth why it is claiming compensation under this Section 3.4.4 and computations (in reasonable detail) of the amount thereof, the Borrower shall pay to such Lender such additional amounts as such Lender determines will, together with any adjustment in the Applicable Rate, fully compensate for such reduction, increased cost or payment, together with interest on such amount from the 15th day after receipt of such certificate until payment in full thereof at the highest Applicable Rate then in effect. The determination by such Lender of the amount to be paid to it and the basis computation thereof hereunder shall, in the absence of manifest error, be conclusive. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

                  3.4.5. Compensation Claims. Within 15 days after the receipt by the Borrower of a certificate from any Lender setting forth why it is claiming compensation under this Section 3.4 and computations (in reasonable detail) of the amount thereof, the Borrower shall pay to such Lender such additional amounts as such Lender sets forth in such certificate as sufficient fully to compensate it on account of the foregoing provisions of this Section 3.4, together with interest on such amount from the 15th day after receipt of such certificate until payment in full thereof at the Overdue Reimbursement Rate. The determination by such Lender of the amount to be paid to it and the basis for computation thereof hereunder shall, in the absence of manifest error, be conclusive. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

                  3.4.6. Mitigation. Each Lender shall take such commercially reasonable steps as it may determine are not disadvantageous to it, including changing lending offices to the extent feasible, in order to reduce amounts otherwise payable by the Borrower to such Lender pursuant to Sections 3.2.3 and 3.4 or to make LIBOR Pricing Options available under Sections 3.2.1 and 3.2.4. In addition, the Borrower shall not be responsible for costs (a) under Section 3.4 arising more than 90 days prior to receipt by the Borrower of the certificate from the affected Lender pursuant to such Section 3.4 or (b) under Section
         3.2.3 arising from the termination of LIBOR Pricing Options more than 90 days prior to the demand by the Agent for payment under Section 3.2.3.

         3.5. Computations of Interest and Fees. For purposes of this Agreement, interest, commitment fees (and any other amount expressed as interest or such fees) shall be computed on the basis of a 360-day year for actual days elapsed. If any payment required by this

Agreement becomes due on any day that is not a Banking Day, such payment shall be made on the next succeeding Banking Day. If the due date for any payment of principal is extended as a result of the immediately preceding sentence, interest shall be payable for the time during which payment is extended at the Applicable Rate.

4.  Payment.

         4.1.  Payment at Maturity.

                  4.1.1. Revolving Loan. On the Revolving Loan Maturity Date or any accelerated maturity of the Revolving Loan, the Borrower will pay to the Agent for the account of the Lenders an amount equal to the Revolving Loan then due, together with all accrued and unpaid interest thereon and all other Credit Obligations with respect to the Revolving Loan of the Borrower then outstanding.

                  4.1.2. Term Loan. On the Term Loan Maturity Date or any accelerated maturity of the Term Loan, the Borrower will pay to the Agent for the account of the Lenders an amount equal to the Term Loan then due, together with all accrued and unpaid interest thereon and all other Credit Obligations with respect to the Term Loan of the Borrower then outstanding.

                  4.1.3. Bridge Loan. On the Bridge Loan Maturity Date or any accelerated maturity of the Bridge Loan, the Borrower will pay to the Agent for the account of the Lenders an amount equal to the Bridge Loan then due, together with all accrued and unpaid interest thereon and all other Credit Obligations with respect to the Bridge Loan of the Borrower then outstanding.

         4.2.  Contingent Required Prepayments.

                  4.2.1. Excess Revolving Credit Exposure. If at any time the Revolving Loan exceeds the Maximum Amount of Revolving Credit, the Borrower shall immediately pay to the Agent for the account of the Lenders as a prepayment of the Revolving Loan the amount of such excess.

                  4.2.2. Excess Cash Flow. Within three Banking Days after the date annual financial statements have been (or are required to have been) furnished by the Borrower to the Lenders in accordance with
         Section 6.4.1, (a) the Borrower shall prepay the Term Loan in an amount equal to the lesser of (i) 50% of the Excess Cash Flow of the Borrower and its Subsidiaries for their most recently completed fiscal year or
         (ii) the amount of the Term Loan.

                  4.2.3. Net Asset Sale Proceeds. Upon receipt of any Net Asset Sale Proceeds by the Borrower or any of its Subsidiaries, the Borrower shall within three Banking Days pay to the Agent for the account of the Lenders as a prepayment of the Term

         Loan the lesser of (a) the amount of such Net Asset Sale Proceeds or
         (b) the amount of the Term Loan.

                  4.2.4. Subordinated Debt. Immediately upon the placement of the Subordinated Debt, the Borrower shall prepay all Credit Obligations with respect to the Bridge Loan.

         4.3. Fixed Required Prepayments. On each Principal Payment Date prior to the Final Maturity Date, the Borrower will pay to the Agent for the account of the Lenders as a prepayment of the Term Loan the lesser of (a) the amount specified in the table below on the Principal Payment Date nearest each date specified in the table below or (b) the Term Loan then outstanding.

                        Date                                 Amount
                        ----                                 ------
                  June 30, 1997                             $1,000,000
                  September 30, 1997                        $1,000,000
                  December 31, 1997                         $1,000,000
                  March 31, 1998                            $1,000,000
                  June 30, 1998                             $  750,000
                  September 30, 1998                        $  750,000
                  December 31, 1998                         $  750,000
                  March 31, 1999                            $  750,000
                  June 30, 1999                             $  875,000
                  September 30, 1999                        $  875,000
                  December 31, 1999                         $  875,000
                  March 31, 2000                            $  875,000
                  June 30, 2000                             $1,125,000
                  September 30, 2000                        $1,125,000
                  December 31, 2000                         $1,125,000
                  March 31, 2001                            $1,125,000
                  June 30, 2001                             $1,250,000
                  September 30, 2001                        $1,250,000
                  December 31, 2001                         $1,250,000
                  February 19, 2002                         $6,250,000

         4.4. Voluntary Prepayments. In addition to the prepayments required by Sections 4.2 and 4.3, the Borrower may from time to time prepay all or any portion of a Loan (in a minimum amount of $100,000 and an integral multiple of $100,000) without premium. The Borrower shall give the Agent at least one Banking Day prior notice of its intention to prepay, specifying the date of payment, the amount of the Loan to be paid on such date and the amount of interest to be paid with such prepayment.

         4.5.  Reborrowing; Application of Payments, etc.

                  4.5.1. Reborrowing. The amounts of the Revolving Loan prepaid pursuant to Section 4.4 may be reborrowed from time to time prior to the Revolving Loan Final Maturity Date in accordance with Section 2.1, subject to the limits set forth therein. No portion of the Term Loan or the Bridge Loan prepaid hereunder may be reborrowed.

                  4.5.2. Order of Application. Prepayments of the Term Loan made by the Borrower pursuant to Sections 4.2.2 or 4.2.3 shall be applied first to the principal amount of the Term Loan which is due on the Term Loan Final Maturity Date and then to the installments required to be made on the Term Loan pursuant to Section 4.3 in the inverse order of the maturity thereof so that no partial prepayment of the Term Loan shall affect the obligation of the Borrower to make the prepayments required by Section 4.3.

                  4.5.3. Payment with Accrued Interest, etc. Upon all prepayments of the Loan, the Borrower shall pay to the Agent the principal amount to be prepaid, together with unpaid interest in respect thereof accrued to the date of prepayment. Notice of prepayment having been given in accordance with Section 4.4, and whether or not notice is given of prepayments pursuant to Sections 4.2 and 4.3, the amount specified to be prepaid shall become due and payable on the date specified for prepayment.

                  4.5.4. Payment for Lenders. All payments of principal hereunder shall be made to the Agent for the account of the Lenders in accordance with the Lenders' respective Percentage Interests.

5.  Conditions to Extending Credit.

         5.1. Conditions on Initial Closing Date. The obligations of the Lenders to make any extension of credit pursuant to Section 2 shall be subject to the satisfaction, on or before the Initial Closing Date, of the conditions set forth in this Section 5.1 as well as the further conditions in Section 5.2. If the conditions set forth in this Section 5.1 are not met on or prior to the Initial Closing Date, the Lenders shall have no obligation to make any extensions of credit hereunder.

                  5.1.1. Notes. The Borrower shall have duly authorized, executed and delivered to the Agent a Bridge Note, Revolving Note and a Term Note for each Lender having a commitment with respect thereto.

                  5.1.2. Perfection of Security. The Borrower shall have duly authorized, executed, acknowledged and delivered to the Agent for filing, registering and recording such security agreements, notices, financing statements and other instruments as the Agent may have requested in order to perfect the Liens purported or required pursuant to the Credit Documents to be created in the Credit Security and shall have paid all filing or recording fees or taxes required to be paid in connection therewith, including any recording, mortgage, documentary, transfer or intangible taxes.

                  5.1.3. Payment of Fees. The Borrower shall have paid to (a) the Agent the fees as previously agreed between the Borrower and the Agent, and (b) the Agent's special counsel the fees and disbursements of such special counsel for services rendered on or prior to the Initial Closing Date.

                  5.1.4. Legal Opinions. On the Initial Closing Date, the Lenders shall have received from the following counsel their respective opinions with respect to the transactions contemplated by the Credit Documents, which opinions shall be in form and substance satisfactory to the Required Lenders:

                  (a) Foley, Hoag & Eliot LLP, special counsel for the Borrower, which the Borrower authorizes and directs its counsel to furnish.

                  (b)  Ropes & Gray, special counsel for the Agent.

                  5.1.5. Acquisition. Other than as consented to by the Agent in writing, which consent shall not be unreasonably withheld:

                  (a) The provisions of the Acquisition Agreement shall not have been amended, modified, waived or terminated.

                  (b) All of the representations and warranties of the Sellers set forth in the Acquisition Agreement shall be complete and correct in all material respects on and as of the Initial Closing Date with the same force and effect as though made on and as of such date.

                  (c) All of the other conditions to the obligations of the Borrower set forth in the Acquisition Agreement shall have been satisfied or waived by the Sellers.

                  (d) Any material consent, authorization, order or approval of any Person required in connection with the transactions contemplated by the Acquisition Agreement shall have been obtained and shall be in full force and effect.

                  (e) All of the items required to be delivered under the Acquisition Agreement shall have been so delivered.

                  (f) Contemporaneously with the making by the Lenders of the first extension of credit hereunder, the Lenders shall have received a certificate of a Financial Officer to the effect that the closing has occurred under the Acquisition Agreement and to the effect that each of the conditions set forth in this Section
         5.1.5 has been satisfied.

                  5.1.6. Consolidated Funded Indebtedness. On the Initial Closing Date, after giving effect to the Acquisition, Consolidated Funded Indebtedness to Consolidated Net Revenues shall not exceed 375%.

                  5.1.7. Consolidated Senior Funded Indebtedness. On the Initial Closing Date, after giving effect to the Acquisition, Consolidated Senior Funded Indebtedness to Consolidated Net Revenues shall not exceed 300%.

                  5.1.8. Minimum Consolidated Capital Base. The Borrower shall deliver, and the Agent shall be satisfied with, a pro forma balance sheet which demonstrates that after the closing of the transactions contemplated by the Acquisition Agreement, the Borrower will have a Consolidated Capital Base of $9,500,000.

                  5.1.9. Interest Rate Protection. To the extent elected by the Borrower, the Borrower shall have in place one or more Interest Rate Protection Agreements as contemplated by Section 6.19.

                  5.1.10.  Capitalization, etc.

                  (a) A minimum of $3,500,000 in cash contribution to the Borrower by the Guarantor, of which not less than $2,000,000 shall be in the form of a capital contribution, which, if in the form of a note, shall be expressly subordinate to all the Credit Obligations, with no interest or principal payable prior to or during the 90 day period after the payment in full of all Credit Obligations, except as permitted by Section 6.10.2, and such additional amount representing the estimated transaction expenses associated with the Acquisition and the financing thereof.

                  (b) After giving effect to the Acquisition and the incurrence of the Credit Obligations, the Borrower and its Subsidiaries, taken as a whole will be solvent, as evidenced by the following:

                           (i) will have assets having a fair saleable value in
                  excess of the amount required to pay their probable liability on their existing debts as such debts become absolute and mature;

                           (ii) will have adequate capital for the conduct of their business; and

                           (iii) are able and expect to be able to pay their
                  debts from time to time incurred as such debts mature.

                  (c) The Borrower shall have furnished to the Lenders a certificate, in substantially the form of Exhibit 5.1.9, of a Financial Officer to such effect, together with detailed computations as appropriate verifying the items in clauses (a) and (b) above and calculations demonstrating compliance with Sections 5.1.6, 5.1.7 and 5.1.8, in each case giving pro forma effect to the acquisition contemplated by the Acquisition Agreement and the incurrence of the Credit Obligations.

                  5.1.11. Proper Proceedings. This Agreement, each other Credit Document and the transactions contemplated hereby and thereby shall have been authorized by all necessary corporate or other proceedings. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person of any of the transactions contemplated hereby or by any other Credit Document shall have been obtained and shall be in full force and effect.

                  5.1.12. General. All legal and corporate proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Agent and the Agent shall have received copies of all documents, including certified copies of the Charter and By-Laws of the Borrower and the other Obligors, records of corporate proceedings, certificates as to signatures and incumbency of officers and opinions of counsel, which the Agent may have reasonably requested in connection therewith, such documents where appropriate to be certified by proper corporate or governmental authorities.

         5.2. Conditions to Each Extension of Credit. The obligations of the Lenders to make any extension of credit pursuant to Section 2 shall be subject to the satisfaction, on or before the Closing Date for such extension of credit, of the following conditions:

                  5.2.1. Borrower Officer's Certificate. The representations and warranties contained in Sections 7 and 10.2 shall be true and correct on and as of such Closing Date with the same force and effect as though made on and as of such date (except as to any representation or warranty which refers to a specific earlier date); no Default shall exist on such Closing Date prior to or immediately after giving effect to the requested extension of credit; no Material Adverse Change shall have occurred since, in the case of the Guarantor and its Subsidiaries, September 30, 1996, and in the case of the Borrower and its Subsidiaries, November 30, 1996; and the Borrower shall have furnished to the Agent in connection with the requested extension of credit a certificate to these effects, in substantially the form of Exhibit 5.2.1, signed by a Financial Officer of the Borrower.

                  5.2.2. Proper Proceedings. This Agreement, each other Credit Document and the transactions contemplated hereby and thereby shall have been authorized by all necessary corporate or other proceedings. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person of any of the transactions contemplated hereby or by any other Credit Document shall have been obtained and shall be in full force and effect.

                  5.2.3. Legality, etc. The making of the requested extension of credit shall not (a) subject any Lender to any penalty or special tax (other than a Tax for which the Borrower is required to reimburse the Lenders under Section 3.4.2), (b) be prohibited by any Legal Requirement or (c) violate any credit restraint program of the executive branch of the government of the United States of America, the Board of Governors of the Federal Reserve System or any other governmental or administrative agency so long as any Lender reasonably believes that compliance therewith is in the best interests of such Lender.

                  5.2.4. General. All legal and corporate proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Agent, and the Agent shall have received copies of all documents, including certified copies of the Charter and By-Laws of the Borrower and the other Obligors, records of corporate proceedings, certificates as to signatures and incumbency of officers and opinions of counsel, which the Agent may have reasonably requested in connection therewith, such documents where appropriate to be certified by proper corporate or governmental authorities.

6. General Covenants. Until all of the Credit Obligations shall have been paid in full and until the Lenders' commitments to extend credit under this Agreement and any other Credit Document shall have been irrevocably terminated, the Borrower covenants that the Borrower and its Subsidiaries will comply with the following provisions, and the Guarantor covenants both the specific provisions applicable to it, and that, as the sole stockholder of the Borrower, that the Guarantor shall not cause the Borrower or any of the Borrower's Subsidiaries to fail to comply with any of the following provisions:

         6.1.  Taxes and Other Charges; Accounts Payable.

                  6.1.1. Taxes and Other Charges. Each of the Borrower and its Subsidiaries shall duly pay and discharge, or cause to be paid and discharged, before the same becomes in arrears, all taxes, assessments and other governmental charges imposed upon such Person and its properties, sales or activities, or upon the income or profits therefrom, as well as all claims for labor, materials or supplies which if unpaid might by law become a Lien upon any of its property; provided, however, that any such tax, assessment, charge or claim need not be paid if the validity or amount thereof shall at the time be contested in good faith by appropriate proceedings and if such Person shall, in accordance with GAAP, have set aside on its books adequate reserves with respect thereto; and provided, further, that each of the Borrower and its Subsidiaries shall pay or bond, or cause to be paid or bonded, all such taxes, assessments, charges or other governmental claims immediately upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor (except to the extent such proceedings have been dismissed or stayed).

                  6.1.2. Accounts Payable. Each of the Borrower and its Subsidiaries shall promptly pay when due, or in conformity with customary trade terms, all other Indebtedness incident to the operations of such Person not referred to in Section 6.1.1; provided, however, that any such Indebtedness need not be paid if the validity or amount thereof shall at the time be contested in good faith and if such Person shall, in accordance with GAAP, have set aside on its books adequate reserves with respect thereto.

         6.2.  Conduct of Business, etc.

                  6.2.1. Types of Business. The Borrower and its Subsidiaries shall engage only in the business of producing, distributing and selling over-the-counter nutritional supplements and related products.

                  6.2.2. Maintenance of Properties. Each of the Borrower and its Subsidiaries:

                  (a) shall keep its properties in such repair, working order and condition, and shall from time to time make such repairs, replacements, additions and improvements thereto as are necessary for the efficient operation of its businesses and shall comply at all times in all respects with all franchises, licenses and leases to which it is party so as to prevent any loss or forfeiture thereof or thereunder, except where failure to so comply has not resulted, or does not create a material risk of resulting, in the aggregate in any Material Adverse Change; and

                  (b) shall do all things necessary to preserve, renew and keep in full force and effect and in good standing its legal existence and authority necessary to continue its business; provided, however, that this Section 6.2.2(b) shall not prevent the merger, consolidation or liquidation of Subsidiaries permitted by Section 6.11.

                  6.2.3. Statutory Compliance. Each of the Borrower and its Subsidiaries shall comply in all respects with all valid and applicable statutes, laws, ordinances, zoning and building codes and other rules and regulations, including environmental regulations, of the United States of America, of the states and territories thereof and their counties, municipalities and other subdivisions and of any foreign country or other jurisdictions applicable to such Person, except where failure so to comply has not resulted, or does not create a material risk of resulting, in the aggregate in any Material Adverse Change.

                  6.2.4. Compliance with Material Agreements. Each of the Guarantor and its Subsidiaries shall comply in all material respects with the Material Agreements (to the extent not in violation of the other provisions of this Agreement or any other Credit Document). Without the prior written consent of the Required Lenders, no Material Agreement shall be amended, modified, waived or terminated in any manner that would have in any material respect an adverse effect on the interests of the Lenders.

         6.3.  Insurance.

                  6.3.1. Business Interruption Insurance. Each of the Borrower and its Subsidiaries shall maintain with financially sound and reputable insurers insurance related to interruption of business, either for loss of revenues or for extra expense, in the manner customary for businesses of similar size engaged in similar activities.

                  6.3.2. Property Insurance. Each of the Borrower and its Subsidiaries shall keep its assets which are of an insurable character insured by financially sound and reputable insurers against theft and fraud and against loss or damage by fire, explosion and hazards insured against by extended coverage to the extent, in amounts and with deductibles at least as favorable as those generally maintained by businesses of similar size engaged in similar activities.

                  6.3.3. Liability Insurance. Each of the Borrower and its Subsidiaries shall maintain with financially sound and reputable insurers insurance against liability for hazards, risks and liability to persons and property, including product liability insurance, to the extent, in amounts and with deductibles at least as favorable as those generally maintained by businesses of similar size engaged in similar activities, including appropriate coverage for any third party liabilities, including those that might arise in connection with manufacturing, distribution or warehousing services provided by third parties; provided, however, that it may effect workers' compensation insurance or similar coverage with respect to operations in any particular state or other jurisdiction through an insurance fund operated by such state or jurisdiction or by meeting the self-insurance requirements of such state or jurisdiction.

                  6.3.4. Flood Insurance. Each of the Borrower and its Subsidiaries shall at all times keep each parcel of real property owned or leased by it which is (a) included in the Credit Security, (b) in an area determined by the Director of the Federal Emergency Management Agency to be subject to special flood hazard and (c) in a community participating in the National Flood Insurance Program, insured against such special flood hazards in an amount equal to the maximum limit of coverage available for the particular type of property under the federal National Flood Insurance Act of 1968.

         6.4. Financial Statements and Reports. Each of the Borrower and its Subsidiaries shall maintain a system of accounting in which entries shall be made of all transactions in relation to their business and affairs in accordance with generally accepted accounting principles. The fiscal year of each of the Borrower and its Subsidiaries shall end on December 31 in each year and the fiscal quarters of the Borrower and its Subsidiaries shall end on March 31, June 30, September 30 and December 31 in each year.

                  6.4.1. Annual Reports. The Borrower shall furnish to the Lenders as soon as available, and in any event within 95 days after the end of each fiscal year:

                  (a) Consolidated balance sheets of the Guarantor and its Subsidiaries and the Borrower and its Subsidiaries as at the end of such fiscal year, the Consolidated statements of operations and the Consolidated statements of stockholders' equity and of cash flows of the Guarantor and the Borrower and their respective Subsidiaries for such fiscal year (all in reasonable detail) and together, in the case of Consolidated financial statements of the Guarantor, with comparative figures for the immediately preceding fiscal year.

                  (b) Reports of Arthur Andersen LLP (or, if they cease to be auditors of the Guarantor or the Borrower, other independent certified public accountants of recognized national standing reasonably satisfactory to the Required Lenders), containing no material qualification, to the effect that they have audited the foregoing financial statements in accordance with generally accepted auditing standards and that such financial statements present fairly, in all material respects, the financial position of the Guarantor and its Subsidiaries and the Borrower and its Subsidiaries covered thereby at the dates thereof and the results of their operations for the periods covered thereby in conformity with GAAP.

                  (c) The statement of such accountants (which statement may be limited to accounting matters only and may disclaim responsibility for legal interpretation) that they have caused this Agreement to be reviewed and that in the course of their audit of the Guarantor and its Subsidiaries and the Borrower and its Subsidiaries no facts have come to their attention that cause them to believe that any Default exists and in particular that they have no knowledge of any Default under Sections 6.5 through 6.22 or, if such is not the case, specifying such Default and the nature thereof. This statement is furnished by such accountants with the understanding that the examination of such accountants cannot be relied upon to give such accountants knowledge of any such Default except as it relates to accounting or auditing matters within the scope of their audit.

                  (d) A certificate of each of the Guarantor and the Borrower signed by a Financial Officer to the effect that such officer has caused this Agreement to be reviewed and has no knowledge of any Default, or if such officer has such knowledge, specifying such Default and the nature thereof, and what action the Guarantor or the Borrower has taken, as the case may be, is taking or proposes to take with respect thereto.

                  (e) Computations by the Borrower comparing the financial statements referred to above with the most recent budgets for such fiscal year furnished to the Lenders in accordance with Section 6.4.4.

                  (f) Computations by the Borrower in substantially the form of
         Exhibit 6.4A demonstrating, as of the end of such fiscal year, compliance with the Computation Covenants, certified by a Financial Officer.

                  (g) Calculations, as at the end of such fiscal year, of (A) the Accumulated Benefit Obligations for each Plan covered by Title IV of ERISA (other than Multiemployer Plans) and (B) the fair market value of the assets of such Plan allocable to such benefits.

                  (h) Supplements to Exhibits 7.1 and 7.3 showing any changes in the information set forth in such Exhibits not previously furnished to the Lenders in writing, as well as any changes in the Charter, By-laws or incumbency of officers of the Obligors from those previously certified to the Agent.

                  (i) In the event of a change in GAAP after December 31, 1996, computations by each of the Guarantor and the Borrower, certified by a Financial Officer, reconciling the financial statements referred to above with financial statements prepared in accordance with GAAP as applied to the other covenants in Section 6 and related definitions.

                  (j) An annual written management letter furnished to the Borrower by the Borrower's auditors.

                  (k) Certificate by the Guarantor in substantially the form of
         Exhibit 6.4B demonstrating, as of the end of such fiscal year compliance with the Guarantor Computation Covenants, certified by a Financial Officer.

                  6.4.2. Quarterly Reports. The Borrower shall furnish to the Lenders as soon as available and, in any event, within 50 days after the end of each of the first three fiscal quarters of the Guarantor and the Borrower:

                  (a) The internally prepared Consolidated balance sheets of the Guarantor, the Borrower and their respective Subsidiaries as at the end of such fiscal quarter, the

         Consolidated statements of operation and the Consolidated statements of stockholders' equity and of cash flows of the Guarantor, the Borrower and their respective Subsidiaries for such fiscal quarter and for the portion of the fiscal year then ended (all in reasonable detail) and together, in the case of Consolidated financial statements, with comparative figures for the same period in the preceding fiscal year.

                  (b) A certificate of each of the Guarantor and the Borrower signed by a Financial Officer to the effect that such financial statements have been prepared in accordance with GAAP and present fairly, in all material respects, the financial position of such company at the dates thereof and the results of their operations for the periods covered thereby, subject only to normal year-end audit adjustments and the addition of footnotes and schedules at year end.

                  (c) A certificate of the Borrower signed by a Financial Officer to the effect that such officer has caused this Agreement to be reviewed and has no knowledge of any Default, or if such officer has such knowledge, specifying such Default and the nature thereof and what action the Borrower has taken, is taking or proposes to take with respect thereto.

                  (d) Computations by the Borrower comparing the financial statements referred to above with the most recent budget for the period covered thereby furnished to the Lenders in accordance with Section 6.4.4.

                  (e) Computations by the Borrower in substantially the form of
         Exhibit 6.4A demonstrating, as of the end of such quarter, compliance with the Computation Covenants, certified by a Financial Officer.

                  (f) Supplements to Exhibits 7.1 and 7.3 showing any changes in the information set forth in such Exhibits not previously furnished to the Lenders in writing, as well as any changes in the Charter, By-laws or incumbency of officers of the Borrower and its Subsidiaries from those previously certified to the Agent.

                  (g) In the event of a change in GAAP after December 31, 1996, computations by each of the Guarantor and the Borrower, certified by a Financial Officer, reconciling the financial statements referred to above with financial statements prepared in accordance with GAAP as applied to the other covenants in Section 6 and related definitions.

                  (h) Certificate by the Guarantor in substantially the form of
         Exhibit 6.4B demonstrating, as of the end of such fiscal quarter, compliance with the Guarantor Computation Covenants, certified by a Financial Officer.

                  6.4.3.  Monthly Reports.

                  (a) The Borrower shall furnish to the Lenders as soon as available, and in any event within 30 days after the end of each month:

                           (i) The internally prepared Consolidated balance
                  sheets of the Borrower and its Subsidiaries as at the end of such month, in reasonable detail, together with a certificate of the Borrower signed by a Financial Officer confirming or, if necessary, revising the most recent computation of the Borrowing Base furnished by the Borrower to the Lenders pursuant to Section 6.4.3(b).

                           (ii) A certificate of the Borrower signed by a
                  Financial Officer to the effect that such financial statements were prepared in accordance with GAAP and present fairly, in all material respects, the financial position of the Persons covered thereby at the dates thereof and the results of their operations for the periods covered thereby, subject only to normal quarterly or year end audit adjustments and the addition of footnotes and schedules at year-end.

                  (b) The Borrower shall furnish to the Lenders as soon as available, and in any event within 15 days after the end of each month: a certificate of the Borrower, in substantially the form of Exhibit 6.4.3, signed by a Financial Officer supplying computations of the Borrowing Base at the beginning of such month and certifying that such computations were based on the monthly financial reports prepared in accordance with GAAP.

                  6.4.4. Other Reports. The Borrower shall promptly furnish to the Lenders:

                  (a) As soon as prepared and in any event before the beginning of each fiscal year, an annual budget and operating projections for such fiscal year of the Borrower and its Subsidiaries, prepared in a manner consistent with the manner in which the financial projections described in Section 7.2.1 were prepared.

                  (b)  Any material updates of such budgets and projections.

                  (c) Any final management letters furnished to the Borrower or any of its Subsidiaries by the Borrower's auditors.

                  (d) All budgets, projections, statements of operations and other reports furnished generally to the shareholders of the Guarantor or the Borrower.

                  (e) Such registration statements, proxy statements and reports, including Forms SB-2, S-1, S-2, S-3, 10-KSB, 10-QSB and 8-KSB, as may be filed by the Guarantor, the Borrower or any of their respective Subsidiaries with the Securities and Exchange Commission.

                  (f) Any 90-day letter or 30-day letter from the federal Internal Revenue Service (or the equivalent notice received from state or other taxing authorities) asserting tax deficiencies against the Guarantor, the Borrower or any of their respective Subsidiaries.

                  6.4.5. Notice of Litigation; Notice of Defaults. The Borrower shall promptly furnish to the Lenders notice of any litigation or any administrative or arbitration proceeding (a) which creates a material risk of resulting, after giving effect to any applicable insurance, in the payment by the Borrower and its Subsidiaries of more than $250,000 or (b) which may result, or create a material risk of resulting, in a Material Adverse Change. Promptly upon acquiring knowledge thereof, the Borrower shall notify the Lenders of the existence of any Default, specifying the nature thereof and what action the Borrower or any of its Subsidiaries has taken, is taking or proposes to take with respect thereto.

                  6.4.6. ERISA Reports. The Borrower shall furnish to the Lenders as soon as available the following items with respect to any
         Plan:

                  (a) any request for a waiver of the funding standards or an extension of the amortization period;

                  (b) any reportable event (as defined in section 4043 of ERISA), unless the notice requirement with respect thereto has been waived by regulation;

                  (c) any notice received by any ERISA Group Person that the PBGC has instituted or intends to institute proceedings to terminate any Plan, or that any Multiemployer Plan is insolvent or in reorganization;

                  (d) notice of the possibility of the termination of any Plan by its administrator pursuant to section 4041 of ERISA; and

                  (e) notice of the intention of any ERISA Group Person to withdraw, in whole or in part, from any Multiemployer Plan.

                  6.4.7. Other Information; Audit. From time to time at reasonable intervals upon request of any authorized officer of any Lender, each of the Guarantor, the Borrower and their respective Subsidiaries shall furnish to the Lenders such other information regarding the business, assets, financial condition, income or prospects of the Guarantor, the Borrower and their respective Subsidiaries as such officer may reasonably request, including copies of all tax returns, licenses, agreements, leases and instruments to which any of the Guarantor, the Borrower and their respective Subsidiaries is party. The Lenders' authorized officers and representatives shall have the right during normal business hours upon reasonable notice and at reasonable intervals to examine the books and records of the Guarantor, the Borrower and their respective Subsidiaries, and to make copies and notes therefrom, for the purpose of verifying the accuracy of the reports delivered by the Guarantor, the Borrower and their respective Subsidiaries pursuant to this Section 6.4 or otherwise and ascertaining compliance with or obtaining enforcement of this Agreement or any other Credit Document.

                  6.4.8. Commercial Examinations. Within 180 days of the closing of the Acquisition, the Guarantor and the Borrower shall implement the recommendations contained in the report of Nardella & Taylor, CPAs conducted January 11-17, 1997 and shall be reviewed by the Agent's commercial financial examiners and fixed asset appraisers, or by an unaffiliated entity, which review shall be satisfactory to the Agent. Thereafter, on an annual basis (and at such additional times as the Agent, in its sole and absolute discretion, may request), the Agent, upon reasonable advance notice and at the Borrower's expense, may undertake to have the Guarantor, the Borrower and their respective Subsidiaries reviewed by the Agent's commercial financial examiners.

         6.5.     Certain Financial Tests.

                  6.5.1. Consolidated Funded Indebtedness to Consolidated EBITDA. On the last day of each fiscal quarter beginning with the quarter ended December 31, 1997, Consolidated Funded Indebtedness to Consolidated EBITDA for the four consecutive quarters then ending shall not exceed the percentage specified in the table below for the period specified in the table; provided, however, that for the purpose of calculating Consolidated EBITDA for the period ending December 31, 1997, Consolidated EBITDA shall be Consolidated EBITDA for the three consecutive fiscal quarters ending on such date multiplied by 4/3:

                        PERIOD ENDING                            PERCENTAGE
                        -------------                            ----------
                  Prior to and including December 31, 1998            375%
                  January 1, 1999 - December 31, 1999                 300%
                  After December 31, 1999                             225%

                  6.5.2. Consolidated Senior Funded Indebtedness to Consolidated EBITDA. On the last day of each fiscal quarter beginning with the quarter ended December 31, 1997, Consolidated Senior Funded Indebtedness to Consolidated EBITDA for the four consecutive fiscal quarters then ending shall not exceed the percentage specified in the table below for the period specified in the table; provided, however, that for the purpose of calculating Consolidated EBITDA for the period ending December 31, 1997, Consolidated EBITDA shall be Consolidated EBITDA for the three consecutive fiscal quarters ending on such date multiplied by 4/3:

                      PERIOD ENDING                               PERCENTAGE
                      -------------                               ----------
                  Prior to and including December 31, 1998             300%
                  January 1, 1999 - December 31, 1999                  250%
                  After December 31, 1999                              200%

                  6.5.3.  Consolidated EBITDA.

                  (a) For the periods beginning on the Initial Closing Date and ending on the date specified in the table below, Consolidated EBITDA shall be not less than the amount specified in such table:

                          DATE                                 AMOUNT
                          ----                                 ------
                  June 30, 1997                               $1,667,000
                  September 30, 1997                          $3,946,000
                  December 31, 1997                           $6,236,000
                  March 31, 1998                              $8,525,000

                  (b) for each fiscal quarter ending on or after June 30, 1998, Consolidated EBITDA for each fiscal quarter then ending shall not be less than the amount specified in the table below, for the period specified in such table:

                         PERIOD ENDING                                AMOUNT
                         -------------                                ------
                  June 30, 1998 - March 31, 1999                     $2,300,000
                  June 30, 1999 and each quarterly
                     period ending thereafter                        $2,475,000

                  6.5.4. Capital Expenditures. During any fiscal year of the Borrower, the aggregate amount of Capital Expenditures shall not exceed $250,000 for such fiscal year.

                  6.5.5. Consolidated Adjusted EBITDA to Consolidated Fixed Charges. On March 31, 1998 and on the last day of each fiscal quarter of the Borrower thereafter, Consolidated Adjusted EBITDA shall not be less than 125% of Consolidated Fixed Charges for the period of four consecutive fiscal quarters then ending.

                  6.5.6. Consolidated Net Income. For each fiscal quarter of the Borrower, Consolidated Net Income shall not be less than zero.

                  6.5.7. Consolidated Tangible Capital Base. The Consolidated Tangible Capital Base shall as of the end of each fiscal quarter be greater than the sum of (a) ($28,000,000) which is a negative number plus (b) Consolidated Net Income for each fiscal quarter (if positive) minus (d) cash Distributions paid during such fiscal quarter in accordance with Section 6.10 plus (e) to the extent any Subordinated Debt is outstanding, the amount of any such Indebtedness.

         6.6. Indebtedness. Neither the Borrower nor any of its Subsidiaries shall create, incur, assume or otherwise become or remain liable with respect to any Indebtedness except the following:

                  6.6.1.  Indebtedness in respect of the Credit Obligations.

                  6.6.2.  Guarantees permitted by Section 6.7.

                  6.6.3. Current liabilities, other than Financing Debt, incurred in the ordinary course of business, but not in any event including intercompany loans or advances, except as permitted pursuant to Section 6.6.12.

                  6.6.4. To the extent that payment thereof shall not at the time be required by Section 6.1, Indebtedness in respect of taxes, assessments, governmental charges and claims for labor, materials and supplies.

                  6.6.5. Indebtedness secured by Liens of carriers, warehouses, mechanics and landlords permitted by Sections 6.8.5 and 6.8.6.

                  6.6.6. Indebtedness in respect of judgments or awards (a) which have been in force for less than the applicable appeal period or
         (b) in respect of which the Borrower or any of its Subsidiaries shall at the time in good faith be prosecuting an appeal or proceedings for review and, in the case of each of clauses (a) and (b), the Borrower or such Subsidiary shall have taken appropriate reserves therefor in accordance with GAAP and execution of such judgment or award shall not be levied.

                  6.6.7. To the extent permitted by Section 6.8.9, Indebtedness in respect of Capitalized Lease Obligations or secured by purchase money security interests of up to an aggregate principal amount of $250,000 per fiscal year.

                  6.6.8. Indebtedness in respect of deferred taxes arising in the ordinary course of business.

                  6.6.9. Indebtedness in respect of intercompany loans and advances among the Borrower and its Subsidiaries which are not prohibited by Section 6.9.

                  6.6.10. Unfunded pension liabilities and obligations with respect to Plans so long as the Borrower is in compliance with Section 6.17.

                  6.6.11.  Indebtedness in respect of Subordinated Debt.

                  6.6.12. Indebtedness to the Guarantor which is expressly subordinate to all the Credit Obligations, with no interest or principal payable prior to or during the 90 day period after the payment in full of all Credit Obligations, except as permitted by
         Section 6.10.2 and which is pledged to the Agent for the benefit of the Lenders as part of the Credit Security.

         6.7. Guarantees; Letters of Credit. Neither the Borrower nor any of its Subsidiaries shall become or remain liable with respect to any Guarantee, including reimbursement obligations, whether or not due or payable, under letters of credit or other financial guarantees by third parties, except the following:

                  6.7.1.  Guarantees of the Credit Obligations.

                  6.7.2. Guarantees by the Borrower of Indebtedness incurred by its Subsidiaries and permitted by Section 6.6.

         6.8. Liens. None of the Guarantor, the Borrower nor any of their respective Subsidiaries shall create, incur or enter into, or suffer to be created or incurred or to exist, any Lien (or become contractually committed to do so), except the following:

                  6.8.1. Liens on the Credit Security that secure the Credit Obligations.

                  6.8.2. Liens to secure taxes, assessments and other governmental charges, to the extent that payment thereof shall not at the time be required by Section 6.1.

                  6.8.3. Deposits or pledges made (a) in connection with, or to secure payment of, workers' compensation, unemployment insurance, old age pensions or other social security, (b) in connection with casualty insurance maintained in accordance with Section 6.3, (c) to secure the performance of bids, tenders, contracts (other than contracts relating to Financing Debt) or leases, (d) to secure statutory obligations or surety or appeal bonds, (e) to secure indemnity, performance or other similar bonds in the ordinary course of business or (f) in connection with contested amounts to the extent that payment thereof shall not at that time be required by Section 6.1.

                  6.8.4. Liens in respect of judgments or awards, to the extent that such judgments or awards are permitted by Section 6.6.6 but only to the extent that such Liens are junior to the Liens on the Credit Security granted to secure the Credit Obligations.

                  6.8.5. Liens of carriers, warehouses, mechanics and similar Liens, in each case (a) in existence less than 90 days from the date of creation thereof or (b) being contested in good faith by the Borrower or any of its Subsidiaries in appropriate proceedings (so long as the Borrower or such Subsidiary shall, in accordance with GAAP, have set aside on its books adequate reserves with respect thereto).

                  6.8.6. Encumbrances in the nature of (a) zoning restrictions,
         (b) easements, (c) restrictions of record on the use of real property,
         (d) landlords' and lessors' Liens on rented premises and (e) restrictions on transfers or assignment of leases, which in each case do not materially detract from the value of the encumbered property or impair the use thereof in the business of the Borrower or any of its Subsidiaries.

                  6.8.7. Restrictions under federal and state securities laws on the transfer of securities.

                  6.8.8. Restrictions under Foreign Trade Regulations on the transfer or licensing of certain assets of the Borrower and its Subsidiaries.

                  6.8.9. Liens constituting (a) purchase money security interests (including mortgages, conditional sales, Capitalized Leases and any other title retention or deferred purchase devices) in real property, interests in leases or tangible personal property (other than inventory) existing or created on the date on which such property is acquired, and (b) the renewal, extension or refunding of any security interest referred to in the foregoing clause (a) in an amount not to exceed the amount thereof remaining unpaid immediately prior to such renewal, extension or refunding; provided, however, that (i) each such security interest shall attach solely to the particular item of property so acquired, and the principal amount of Indebtedness (including Indebtedness in respect of Capitalized Lease Obligations) secured thereby shall not exceed the cost (including all such Indebtedness secured thereby, whether or not assumed) of such item of property, and (ii) the aggregate principal amount of all Indebtedness secured by Liens permitted by this Section 6.8.9 shall not exceed the amount permitted by Section 6.6.7.

                  6.8.10. Liens on assets of the Guarantor or its Foreign Subsidiaries located outside of the United States.

                  6.8.11. Liens on assets of the Guarantor existing on the Initial Closing Date and listed on Exhibit 6.8.11.

         6.9. Investments and Acquisitions. Neither the Borrower nor any of its Subsidiaries shall have outstanding, acquire, commit itself to acquire or hold any Investment (including any Investment consisting of the acquisition of any business) (or become contractually committed to do so) except for the following:

                  6.9.1. Investments of the Borrower in Wholly Owned Subsidiaries of the Borrower which are organized and operate solely within the United States.

                  6.9.2. Intercompany loans and advances from any Wholly Owned Subsidiary of the Borrower who is a Guarantor to the Borrower.

                  6.9.3.  Investments in Cash Equivalents.

                  6.9.4.  Guarantees permitted by Section 6.7.

                  6.9.5. The acquisition on the Initial Closing Date contemplated by the Acquisition Agreement.

         6.10. Distributions. Neither the Borrower nor any of its Subsidiaries shall make any Distribution (or become contractually committed to do so) except for the following:

                  6.10.1. So long as immediately before and after giving effect thereto no Default exists, Subsidiaries of the Borrower may make Distributions to the Borrower.

                  6.10.2. So long as immediately before and after giving effect thereto no Default exists, the Borrower (i) may pay interest to Guarantor on any note, issued by Borrower to Guarantor permitted under
         Section 6.6.12 and (ii) may declare and pay dividends to the Guarantor, in each case from Consolidated Net Income (if positive) for the fiscal year then most recently ended within 30 days after the Lenders have received financial statements delivered in accordance with Section 6.4 indicating all of the following conditions have been met:

                  (a) Consolidated Senior Funded Indebtedness is equal to $20,000,000 or less at the end of such fiscal year;

                  (b) Consolidated EBITDA to Consolidated Fixed Charges, is equal to at least 150% for the two consecutive fiscal quarters immediately ended; and

                  (c) Consolidated Funded Indebtedness to Consolidated EBITDA for the fiscal quarter immediately ended is equal to 200% or less.

                  6.10.3. So long as immediately before and after giving effect thereto no Default exists, the Borrower may pay interest on the Subordinated Debt pursuant to the terms and conditions of a subordination agreement with the Agent, as approved by the Required Lenders in their sole discretion.

         6.11. Mergers, Consolidations and Dispositions of Assets. Neither the Borrower nor any of its Subsidiaries shall merge or enter into a consolidation or joint venture or sell, lease, sell and lease back, sublease or otherwise dispose of any of its assets (or become contractually committed to do so), except the following:

                  6.11.1. The Borrower and any of its Subsidiaries may sell or otherwise dispose of (a) inventory in the ordinary course of business and (b) tangible assets that are no longer used or useful in the business of the Borrower or such Subsidiary, and (c) tangible assets to be replaced in the ordinary course of business by other assets of equal or greater value; provided, however, that the aggregate fair market value (or book value if greater) of the assets sold or disposed of pursuant to clause (b) shall not exceed $100,000 in any fiscal year.

                  6.11.2. Any Wholly Owned Subsidiary of the Borrower may merge or be liquidated into the Borrower or any other Wholly Owned Subsidiary of the Borrower so long as after giving effect to any such merger to which the Borrower is a party the Borrower shall be the surviving or resulting Person.

         6.12. Lease Obligations. Neither the Borrower nor any of its Subsidiaries shall be or become obligated as lessee under any lease except:

                  6.12.1. Capitalized Leases permitted by Sections 6.6.7 and 6.8.9.

                  6.12.2. Leases other than Capitalized Leases; provided, however, that the aggregate fixed rental obligations for any fiscal year (excluding payments required to be made by the lessee in respect of taxes and insurance whether or not denominated as rent) shall not exceed $250,000.

         6.13.  Issuance of Stock by Subsidiaries; Subsidiary Distributions.

                  6.13.1.  Issuance of Stock by Subsidiaries.

                  (a) The Borrower shall not issue or sell any shares of its capital stock or other evidence of beneficial ownership except to the Guarantor, which shares shall have been pledged to the Agent as part of the Credit Security.

                  (b) No Subsidiary of the Borrower shall issue or sell any shares of its capital stock or other evidence of beneficial ownership to any Person other than the Borrower or any Wholly Owned Subsidiary of the Borrower, and directors of Subsidiaries as qualifying shares to the extent required by Legal Requirements.

                  6.13.2. No Restrictions on Subsidiary Distributions. Except for this Agreement and the Credit Documents, neither the Borrower nor any of its Subsidiaries shall enter into or be bound by any agreement (including covenants requiring the maintenance of specified amounts of net worth or working capital) restricting the right of any Subsidiary to make Distributions or extensions of credit to the Borrower (directly or indirectly through another Subsidiary).

         6.14. Voluntary Prepayments of Other Indebtedness. Neither the Borrower nor any of its Subsidiaries shall make any voluntary prepayment of principal of or interest on any Consolidated Funded Indebtedness other than the Credit Obligations, or make any voluntary redemptions or repurchases of Consolidated Funded Indebtedness other than the Credit Obligations.

         6.15. Derivative Contracts. Other than as required by Section 6.19, neither the Borrower nor any of its Subsidiaries shall enter into any Interest Rate Protection Agreement, foreign currency exchange contract or other financial or commodity derivative contracts except to provide hedge protection for an underlying economic transaction in the ordinary course of business.

         6.16. Negative Pledge Clauses. None of the Guarantor, the Borrower nor any of their respective Subsidiaries shall enter into any agreement, instrument, deed or lease which prohibits or limits the ability of the Guarantor, the Borrower or any such Subsidiary to create, incur, assume or suffer to exist any Lien upon any of their respective properties, assets or revenues, whether now owned or hereafter acquired, wherever located, or which requires the grant of any collateral for such obligation if collateral is granted for another obligation, except the following:

                  6.16.1. This Agreement and the other Credit Documents.

                  6.16.2. Covenants in documents creating Liens permitted by
         Section 6.8 prohibiting further Liens on the assets encumbered thereby.

                  6.16.3. Liens on assets of the Guarantor or its Foreign Subsidiaries located outside of the United States.

         6.17. ERISA, etc. Each of the Borrower and its Subsidiaries shall comply, and shall cause all ERISA Group Persons to comply, in all material respects, with the provisions of ERISA and the Code applicable to each Plan. Each of the Borrower and its Subsidiaries shall meet, and shall cause all ERISA Group Persons to meet, all minimum funding requirements applicable to them with respect to any Plan pursuant to section 302 of ERISA or section 412 of the Code, without giving effect to any waivers of such requirements or extensions of the related amortization periods which may be granted. At no time shall the Accumulated Benefit Obligations under any Plan that is not a Multiemployer Plan exceed the fair market value of the assets of such Plan allocable to such benefits by more than $250,000. The Borrower and its Subsidiaries shall not withdraw, and shall cause all other ERISA Group Persons not to withdraw, in whole or in part, from any Multiemployer Plan so as to give rise to withdrawal liability exceeding $250,000 in the aggregate. At no time shall the actuarial present value of unfunded liabilities for post-employment health care benefits, whether or not provided under a Plan, calculated in a manner consistent with Statement No. 106 of the Financial Accounting Standards Board, exceed $250,000.

         6.18. Transactions with Affiliates. Neither the Borrower nor any of its Subsidiaries shall effect any transaction with any of their respective Affiliates (except for the Borrower and its Subsidiaries) on a basis less favorable to the Borrower and its Subsidiaries than would be the case if such transaction had been effected with a non-Affiliate.

         6.19. Interest Rate Protection. The Borrower shall either (i) on or within five Banking Days of the Initial Closing Date, obtain and thereafter keep in effect for an aggregate period of not less than two years, one or more Interest Rate Protection Agreements covering a notional amount of at least $6,000,000 of the Term Loan, or (ii) if at any time, the LIBOR Basic Rate increases by 2% or more, as compared to the LIBOR Basic Rate in effect on the Initial Closing Date, then, within 30 days, the Borrower shall obtain and thereafter keep in effect one or more Interest Rate Protection Agreements, which, together with any prior existing Interest Rate Protection Agreements, are for an aggregate amount equal to 50% of the amount then outstanding on the Term Loan for the lesser of an aggregate period of not less than two years from the date thereof or until the Final Maturity Date. Any such Interest Rate Protection Agreement shall conform to International Securities Dealers Association standards, each in form and substance reasonably satisfactory to the Agent.

         6.20.  Environmental Laws.

                  6.20.1. Compliance with Law and Permits. Each of the Borrower and its Subsidiaries shall use and operate all of its facilities and properties in compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all applicable Environmental Laws except in each case where the failure so to comply has not resulted or does not create a material risk of resulting, in any Material Adverse change.

                  6.20.2. Notice of Claims, etc. Each of the Borrower and its Subsidiaries shall (a) immediately notify the Agent, and provide copies upon receipt, of all written claims, information requests, complaints, notices or inquiries from governmental authorities and (b) immediately notify the Agent of any known instances, in each case relating to the condition of its past or present facilities and properties or compliance with or liability under Environmental Laws, and shall promptly cure and have dismissed with prejudice or otherwise resolved to the satisfaction of the Agent any claims, notices of liability, instances of noncompliance and actions and proceedings relating to compliance with or liability under Environmental Laws.

                  6.20.3. Successor Liability. For purposes of this Section 6.20, any reference to the Borrower or any of its Subsidiaries shall also be deemed to refer to any other Person with respect to which the Borrower or such Subsidiary may be deemed a successor under any applicable Environmental Laws.

         6.21. Liquidity of the Guarantor. If the Borrower fails to place $5,000,000 in principal amount of Subordinated Debt prior to May 3, 1997, the Guarantor shall, at all times until all Credit Obligations with respect to the Bridge Loan are paid in full, maintain $5,000,000 in cash or Cash Equivalents.

         6.22. Maintenance of Cash and Cash Equivalents. The Guarantor shall keep all cash and Cash Equivalents in the United States, except for cash needed for working capital and other general corporate purposes in the ordinary course of business of Subsidiaries of the Guarantor organized or with operations outside of the United States.

         6.23. Additional Contribution by the Guarantor. On or prior to June 3, 1997, either (i) the Subordinated Debt shall have been placed and the Credit Obligations with respect to the Bridge Loan shall have been paid in full, (ii) the Guarantor shall have paid in full all Credit Obligations with respect to the Bridge Loan, or (iii) the Guarantor shall have pledged to the Agent as collateral $5,000,000 in cash or Cash Equivalents in a manner satisfactory to the Agent. In the event the Agent receives such pledge of collateral under
Section 6.23 (iii), the Borrower may extend the Bridge Loan Maturity Date, as long as no Default exists, to a date not later than December 31, 1997.

         6.24. Credit Security Matters. (i) Within 90 days after the Initial Closing Date, the Guarantor shall perfect to the Agent as soon as practicable, security interests whether by pledge or otherwise, in the Pledged Stock of all Foreign Subsidiaries of the Guarantor to the extent included in the Credit Security not delivered on the Initial Closing Date, together with opinions of counsel satisfactory to the Agent, and (ii) within 10 days after the Initial Closing Date, send notice of the Lenders' security interest in, and use reasonable efforts to obtain the acknowledgment thereof by Life Scan, Inc., a subsidiary of Johnson & Johnson, the worldwide alliance and distribution agreement between the Guarantor and Lifescan, Inc.

         6.25. Ownership of the Borrower. The Guarantor shall not sell, or become contractually committed to sell, any shares of capital stock of the Borrower currently held by the Guarantor, or subsequently obtained by the Guarantor.

7. Representations and Warranties. In order to induce the Lenders to extend credit to the Borrower hereunder, each of the Guarantor, the Borrower and their respective Subsidiaries party hereto jointly and severally represents and warrants as follows:

         7.1.  Organization and Business.

                  7.1.1. Guarantor. The Guarantor is a duly organized and validly existing corporation, in good standing under the laws of Delaware, with all power and authority, corporate or otherwise, necessary to (a) enter into and perform this Agreement and each other Credit Document to which it is party, (b) guarantee the Credit Obligations, (c) grant the Agent for the benefit of the Lenders the security interest in the Credit Security owned by it to secure the Credit Obligations and (d) own its properties and carry on the business now conducted or proposed to be conducted by it. A certified copy of the Charter and By-laws of the Guarantor have been previously delivered to the Agent and is correct and complete. Exhibit 7.1, as from time to time hereafter supplemented in accordance with Sections
         6.4.1 and 6.4.2, sets forth, as of the later of the date hereof or as of the end of the most recent fiscal quarter for which financial statements are required to be furnished in accordance with such Sections, (i) the jurisdiction of organization of the Guarantor, (ii) the address of the principal executive office and chief place of business of the Guarantor, (iii) each name, including any trade name, under which the Guarantor conducts its business and (iv) each jurisdiction in which the Guarantor keeps tangible personal property.

                  7.1.2. The Borrower. The Borrower is a duly organized and validly existing corporation, in good standing under the laws of Delaware, with all power and authority, corporate or otherwise, necessary to (a) enter into and perform this Agreement and each other Credit Document to which it is party, (b) grant the Agent for the benefit of the Lenders the security interests in the Credit Security owned by it to secure the Credit Obligations and (c) own its properties and carry on the business now conducted or proposed to be conducted by it. Certified copies of the Charter and By-laws of the Borrower have been previously delivered to the Agent and are correct and complete.
         Exhibit 7.1, as from time to time hereafter supplemented in accordance with Sections 6.4.1 and 6.4.2, sets forth, as of the later of the date hereof or as of the end of the most recent fiscal quarter for which financial statements are required to be furnished in accordance with such Sections, (i) the jurisdiction of incorporation of the Borrower,
         (ii) the address of the principal executive office and chief place of business of the Borrower, (iii) each name, including any trade name, under which the Borrower conducts its business and (iv) the jurisdictions in which the Borrower keeps tangible personal property.

                  7.1.3. Subsidiaries. Each Subsidiary of the Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, with all power and authority, corporate or otherwise, necessary to (a) enter into and perform this Agreement and each other Credit Document to which it is party and (b) own its properties and carry on the business now conducted or proposed to be conducted by it. Certified copies of the Charter and By-laws of each Subsidiary of the Borrower have been previously delivered to the Agent and are correct and complete. Exhibit 7.1, as from time to time hereafter supplemented in accordance with Sections 6.4.1 and 6.4.2, sets forth, as of the later of the date hereof or as of the end of the most recent fiscal quarter for which financial statements are required to be furnished in accordance with such Sections, (i) the name and jurisdiction of organization of each Subsidiary of the Borrower, (ii) the address of the chief executive office and principal place of business of each such Subsidiary, (iii) each name under which each such Subsidiary conducts its business and (iv) the number of authorized and issued shares and ownership of each such Subsidiary.

                  7.1.5. Qualification. Each of the Guarantor, the Borrower and its respective Subsidiaries is duly and legally qualified to do business as a foreign corporation or other entity and is in good standing in each state or jurisdiction in which such qualification is required and is duly authorized, qualified and licensed under all laws, regulations, ordinances or orders of public authorities, or otherwise, to carry on its business in the places and in the manner in which it is conducted, except for failures to be so qualified, authorized or licensed which would not in the aggregate result, or create a material risk of resulting, in any Material Adverse Change.

                  7.1.6. Capitalization. No options, warrants, conversion rights, preemptive rights or other statutory or contractual rights to purchase shares of capital stock or other securities of the Borrower or any of its Subsidiaries now exist, nor has the Guarantor, the Borrower or any of its Subsidiaries authorized any such right, nor is the Guarantor, the Borrower or any of its Subsidiaries obligated in any other manner to issue shares of the capital stock or other securities of the Borrower or its Subsidiaries.

         7.2.  Financial Statements and Other Information; Material Agreements.

                  7.2.1. Financial Statements and Other Information. The Borrower has previously furnished to the Lenders copies of the following:

                  (a) The audited Consolidated and unaudited Consolidating balance sheets of the Guarantor and its Subsidiaries as at December 31, 1996 and December 31, 1995 and the audited Consolidated and unaudited Consolidating statements of operations and the audited Consolidated statements of stockholders' equity and of cash flows of the Guarantor and its Subsidiaries for fiscal years of the Guarantor then ended.

                  (b) The audited statements of net revenues in excess of direct expenses of the product lines to be acquired pursuant to the Acquisition Agreement for the years ended November 30, 1996 and November 30, 1995.

                  (c) The five-year financial and operational projections for the Borrower and its Subsidiaries provided on December 5, 1996.

                  The audited Consolidated financial statements (including the notes thereto) referred to in clause (a) above, were prepared in accordance with GAAP and fairly present the financial position of the Guarantor, and its Subsidiaries on a Consolidated basis at the respective dates thereof and the results of their operations for the periods covered thereby. Neither the Guarantor, nor any of its Subsidiaries has any known contingent liability material to the Guarantor, and its Subsidiaries individually, or on a

         Consolidated basis which is not reflected in the balance sheets referred to in clause (a) above (or delivered pursuant to Sections
         6.4.1 or 6.4.2) or in the notes thereto.

                  The information contained in the statements of net revenues in excess of direct expenses referred to in clause (b) above fairly present in all material respects net revenues, costs of sales, direct marketing expenses, direct selling, general and administrative expenses and net revenues in excess of direct expenses for the product lines to be acquired pursuant to the Acquisition Agreement, in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto) for the periods presented.
 .
                  In the Borrower's judgment, the financial and operational projections referred to in clause (c) above constitute a reasonable basis as of the Initial Closing Date for the assessment of the future performance of the Borrower and its Subsidiaries during the periods indicated therein, it being understood that any projected financial information represents an estimate, based on various assumptions, of future results of operations which may or may not in fact occur.

                  7.2.2. Material Agreements. The Borrower has previously furnished to the Lenders correct and complete copies, including all exhibits, schedules and amendments thereto, of the agreements, each as in effect on the date hereof, listed in Exhibit 7.2.2 (the "Material Agreements"), and there are no other agreements material to the business of the Borrower.

         7.3. Agreements Relating to Financing Debt, Investments, etc. Exhibit 7.3, as from time to time hereafter supplemented in accordance with Sections
6.4.1 and 6.4.2, sets forth (a) the amounts (as of the dates indicated in Exhibit 7.3, as so supplemented) of all Financing Debt of the Borrower and its Subsidiaries and all agreements which relate to such Financing Debt, (b) all Liens and Guarantees with respect to such Financing Debt, (c) all agreements which directly or indirectly require the Borrower or any of its Subsidiaries to make any Investment, (d) material license agreements with respect to the products of the Borrower and its Subsidiaries, including the parties thereto and the expiration dates thereof, and (e) all trademarks, tradenames, service marks, service names and patents of the Borrower registered with the United States Patent and Trademark Office (or with respect to which applications for such registrations have been filed). The Borrower has furnished the Lenders with correct and complete copies of any agreements described in clauses (a) through
(e) above requested by the Required Lenders.

         7.4. Changes in Condition. Since September 30, 1996 with respect to the Guarantor and its Subsidiaries, and November 30, 1996 with respect to the Borrower and its Subsidiaries no Material Adverse Change has occurred, and between such dates and the date hereof, neither the Guarantor, the Borrower nor any of its Subsidiaries has entered into any material transaction outside the ordinary course of business except for the transactions contemplated by this Agreement and the Material Agreements.

         7.5. Title to Assets. The Guarantor, the Borrower and its Subsidiaries have the valid right to use or good title to all assets (and valid leasehold interest in properties occupied by them) necessary for or used in the operations of their business as now conducted by them and reflected in the most recent balance sheet referred to in Section 7.2.1 (or the balance sheet most recently furnished to the Lenders pursuant to Sections 6.4.1 or 6.4.2), and to all assets acquired subsequent to the date of such balance sheet, subject to no Liens except for Liens permitted by Section 6.8 and except for assets disposed of as permitted by Section 6.11.

         7.6. Operations in Conformity With Law, etc. The operations of the Guarantor, the Borrower and its Subsidiaries as now conducted or proposed to be conducted are not in violation of, nor is the Guarantor, the Borrower or any of its Subsidiaries in default under, any Legal Requirement presently in effect, except for such violations and defaults as do not and will not, in the aggregate, result, or create a material risk of resulting, in any Material Adverse Change. Neither the Guarantor, the Borrower nor any of its Subsidiaries has received any notice of any such violation or default and has any knowledge of any basis on which the operations of the Guarantor, the Borrower or any of its Subsidiaries, as now conducted and as currently proposed to be conducted after the date hereof, would be held so as to violate or to give rise to any such violation or default.

         7.7. Litigation. Except as disclosed under "Business - Legal Proceedings" in Guarantor's preliminary prospectus dated February 14, 1997, no litigation, at law or in equity, or any proceeding before any court, board or other governmental or administrative agency or any arbitrator is pending or, to the knowledge of the Guarantor, the Borrower or any of its Subsidiaries, threatened which may involve any material risk of any final judgment, order or liability which, after giving effect to any applicable insurance and indemnity, has resulted, or creates a material risk of resulting, in any Material Adverse Change or which seeks to enjoin the consummation, or which questions the validity, of any of the transactions contemplated by this Agreement or any other Credit Document. No judgment, decree or order of any court, board or other governmental or administrative agency or any arbitrator has been issued against or binds the Guarantor, the Borrower or any of its Subsidiaries which has resulted, or creates a material risk of resulting, in any Material Adverse Change.

         7.8. Authorization and Enforceability. Each of the Guarantor, the Borrower and the other Obligors has taken all corporate action required to execute, deliver and perform this Agreement and each other Credit Document to which it is party. No consent of stockholders of any Obligor is necessary in order to authorize the execution, delivery or performance of this Agreement or any other Credit Document to which any Obligor is party. Each of this Agreement and each other Credit Document constitutes the legal, valid and binding obligation of each Obligor party thereto and is enforceable against such Obligor in accordance with its terms.

         7.9. No Legal Obstacle to Agreements. Neither the execution and delivery of this Agreement or any other Credit Document, nor the making of any borrowings hereunder, nor the guaranteeing of the Credit Obligations, nor the securing of the Credit Obligations with the Credit Security, nor the consummation of any transaction referred to in or contemplated by this Agreement or any other Credit Document, nor the fulfillment of the terms hereof or thereof or of any other agreement, instrument, deed or lease contemplated by this Agreement or any other Credit Document, has constituted or resulted in or will constitute or result in:

                  (a) any breach or termination of the provisions of any material agreement, instrument, deed or lease to which the Guarantor, the Borrower or any other Obligor is a party or by which it is bound, or of the Charter or By-laws of the Guarantor, the Borrower, any Subsidiary or any other Obligor;

                  (b) the violation of any law, statute, judgment, decree or governmental order, rule or regulation applicable to the Guarantor, the Borrower, any Subsidiary or any other Obligor;

                  (c) the creation under any agreement, instrument, deed or lease of any Lien (other than Liens on the Credit Security which secure the Credit Obligations) upon any of the assets of the Guarantor, the Borrower, any Subsidiary or any other Obligor; or

                  (d) any redemption, retirement or other repurchase obligation of the Guarantor, the Borrower, any Subsidiary or any other Obligor under any Charter, By-law, agreement, instrument, deed or lease.

Except for the filing or recording of financing statements and the filing and recording of security agreements with the United States Patent and Trademark Office in connection with perfecting the security interests granted to the Agent as contemplated hereunder, no approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by the Guarantor, the Borrower, any Subsidiary or any other Obligor in connection with the execution, delivery and performance of this Agreement, the Notes or any other Credit Document, the transactions contemplated hereby or thereby, the making of any borrowing hereunder, the guaranteeing of the Credit Obligations or the securing of the Credit Obligations with the Credit Security.

         7.10. Defaults. Neither the Guarantor, the Borrower nor any of its Subsidiaries is in default under any provision of its Charter or By-laws, this Agreement or any other Credit Document. Neither the Guarantor, the Borrower nor any of its Subsidiaries is in default under any provision of any agreement, instrument, deed or lease to which it is party or by which it or its property is bound, or has violated any law, judgment, decree or governmental order, rule or regulation, in each case so as to result, or create a material risk of resulting, in any Material Adverse Change.

         7.11. Licenses, etc. The Guarantor, the Borrower and its Subsidiaries have all material patents, patent applications, patent licenses, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, licenses, franchises, permits, authorizations and other rights as are necessary for the conduct of the business of the Guarantor, the Borrower and its Subsidiaries as now conducted by them. All of the foregoing are in full force and effect in all material respects, and each of the Guarantor, the Borrower and its Subsidiaries is in substantial compliance with the foregoing without any known conflict with the valid rights of others which has resulted, or creates a material risk of resulting, in any Material Adverse Change. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such license, franchise or other right or which affects the rights of any of the Guarantor, the Borrower and its Subsidiaries thereunder so as to result, or to create a material risk of resulting, in any Material Adverse Change. No litigation or other proceeding or dispute exists with respect to the validity or, where applicable, the extension or renewal, of any of the foregoing which has resulted, or creates a material risk of resulting, in any Material Adverse Change.

         7.12. Tax Returns. Each of the Guarantor, the Borrower and its Subsidiaries has filed all material tax and information returns which are required to be filed by it and has paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to such returns or to any assessment received by it. Neither the Guarantor, the Borrower nor any of its Subsidiaries knows of any material additional assessments or any basis therefor. Each of the Guarantor and the Borrower reasonably believes that the charges, accruals and reserves on the books of the Guarantor, the Borrower and its Subsidiaries in respect of taxes or other governmental charges are adequate.

         7.13.  Certain Business Representations.

                  7.13.1. Labor Relations. No dispute or controversy between the Guarantor, the Borrower or any of its Subsidiaries and any of their respective employees has resulted, or is reasonably likely to result, in any Material Adverse Change, and neither the Guarantor, the Borrower nor any of its Subsidiaries anticipates that its relationships with its unions or employees will result, or are reasonably likely to result, in any Material Adverse Change. Each of the Guarantor, the Borrower and its Subsidiaries is in compliance in all material respects with all federal and state laws with respect to (a) non-discrimination in employment with which the failure to comply, in the aggregate, has resulted, or creates a material risk of resulting, in a Material Adverse Change and (b) the payment of wages.

                  7.13.2. Antitrust. Each of the Guarantor, the Borrower and its Subsidiaries is in compliance in all material respects with all federal and state antitrust laws relating to its business and the geographic concentration of its business.

                  7.13.3. Consumer Protection. Neither the Borrower nor any of its Subsidiaries is in violation of any rule, regulation, order, or interpretation of any rule, regulation or order of the Federal Trade Commission, with which the failure to comply, in the aggregate, has resulted or created a material risk of resulting, in a Material Adverse Change.

                  7.13.4. Burdensome Obligations. Neither the Guarantor, the Borrower nor any of its Subsidiaries is party to or bound by any agreement, instrument, deed or lease or is subject to any Charter, By-law or other restriction, commitment or requirement which, in the opinion of the management of such Person, is so unusual or burdensome as in the foreseeable future to result, or create a material risk of resulting, in a Material Adverse Change.

                  7.13.5. Future Expenditures. Neither the Guarantor, the Borrower nor any of its Subsidiaries anticipates that the future expenditures, if any, by the Guarantor, the Borrower and its Subsidiaries needed to meet the provisions of any federal, state or foreign governmental statutes, orders, rules or regulations will be so burdensome as to result, or create a material risk of resulting, in any Material Adverse Change.

         7.14.  Environmental Regulations.

                  7.14.1. Environmental Compliance. Each of the Guarantor, the Borrower and its Subsidiaries is in compliance in all material respects with the Clean Air Act, the Federal Water Pollution Control Act, the Marine Protection Research and Sanctuaries Act, RCRA, CERCLA and any other Environmental Law in effect in any jurisdiction in which any properties of the Guarantor, the Borrower or any of its Subsidiaries are located or where any of them conducts its business, and with all applicable published rules and regulations (and applicable standards and requirements) of the federal Environmental Protection Agency and of any similar agencies in states or foreign countries in which the Guarantor, the Borrower or any of its Subsidiaries conducts its business other than those instances of noncompliance which in the aggregate have not resulted, and do not create a material risk of resulting, after giving effect to any applicable indemnity, in a Material Adverse Change.

                  7.14.2. Environmental Litigation. No suit, claim, action, notice of potential liability, information request or proceeding of which the Guarantor, the Borrower or any of its Subsidiaries has been given notice or otherwise has knowledge is now pending before any court, governmental agency or board or other forum, or to the knowledge of the Guarantor, the Borrower or any of its Subsidiaries, threatened by any Person (nor to the knowledge of the Guarantor, the Borrower or any of its Subsidiaries, does any factual basis exist therefor) for, and since January 1, 1994 neither the Guarantor, the Borrower nor any of its Subsidiaries has received written correspondence from any federal, state or local governmental authority with respect to:

                  (a) noncompliance by the Guarantor, the Borrower or any of its Subsidiaries with, or any potential liability of the Guarantor, the Borrower or any of its Subsidiaries under, any Environmental Law;

                  (b) personal injury, wrongful death or other tortious conduct relating to materials, commodities or products used, generated, sold, transferred or manufactured by the Guarantor, the Borrower or any of its Subsidiaries (including products made of, containing or incorporating asbestos, lead or other hazardous materials, commodities or toxic substances); or

                  (c) the release into the environment by the Guarantor, the Borrower or any of its Subsidiaries of any Hazardous Material generated by the Guarantor, the Borrower or any of its Subsidiaries whether or not occurring at or on, or migrating to or from, a site formerly or currently owned, leased or operated by the Guarantor, the Borrower or any of its Subsidiaries.

                  7.14.3. Hazardous Material. The disposal at any waste disposal or dump sites at which Hazardous Material generated by the Guarantor, the Borrower or any of the Borrower's Subsidiaries has been disposed of directly or indirectly by the Guarantor, the Borrower any of the Borrower's Subsidiaries, or any independent contractors or agents to whom the Guarantor, the Borrower or any of its Subsidiaries have delivered Hazardous Material, or to the knowledge of the Guarantor, the Borrower or any of its Subsidiaries, any other waste disposal or dump sites where Hazardous Material generated by the Guarantor, the Borrower or any of its Subsidiaries finally came to be located, has not resulted, and does not create a material risk of resulting, in a Material Adverse Change.

                  7.14.4. Environmental Condition of Properties. No Hazardous Material is present on or in, or migrating to or from, any real property formerly or currently owned or operated by the Guarantor, the Borrower or any of its Subsidiaries except that which has not resulted, and does not create a material risk of resulting, in a Material Adverse Change.

         7.15. Pension Plans. Each Plan (other than a Multiemployer Plan) and, to the knowledge of the Guarantor, the Borrower and its Subsidiaries, each Multiemployer Plan is in material compliance with the applicable provisions of ERISA and the Code. Each Multiemployer Plan and each Plan that constitutes a "defined benefit plan" (as defined in ERISA) are set forth in Exhibit 7.15. Each ERISA Group Person has met all of the funding standards applicable to all Plans that are not Multiemployer Plans, and no condition exists which would permit the institution of proceedings to terminate any Plan that is not a Multiemployer Plan under section 4042 of ERISA. To the best knowledge of the Guarantor, the Borrower and its Subsidiaries, no Plan that is a Multiemployer Plan is currently insolvent or in reorganization or has been terminated within the meaning of ERISA.

         7.16. Acquisition Agreement, etc. The Acquisition Agreement is a valid and binding contract as to the Guarantor and the Borrower and, to the best knowledge of the Guarantor and the Borrower, as to the Sellers. Neither the Guarantor nor the Borrower is in default in any material respect of its obligations under the Acquisition Agreement and, to the best knowledge of the Guarantor and the Borrower, the Sellers are not in default in any material respect of any of its obligations thereunder. The representations and warranties of the Guarantor and the Borrower set forth in the Acquisition Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though made on and as of the date hereof. To the best knowledge of the Guarantor and the Borrower, all of the representations and warranties of the Sellers set forth in the Acquisition Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though made on and as of the date hereof.

         7.17.  Foreign Trade Regulations; Government Regulation; Margin Stock.

                  7.17.1. Foreign Trade Regulations. Neither the execution and delivery of this Agreement or any other Credit Document, nor the making by the Borrower of any borrowings hereunder, nor the guaranteeing of the Credit Obligations by any Guarantor, nor the securing of the Credit Obligations with the Credit Security, has constituted or resulted in or will constitute or result in the violation of any Foreign Trade Regulation.

                  7.17.2. Government Regulation. Neither the Guarantor, the Borrower nor any of its Subsidiaries, nor any Person controlling the Guarantor, the Borrower or any of its Subsidiaries or under common control with the Guarantor, the Borrower or any of its Subsidiaries, is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act, the Interstate Commerce Act or any statute or regulation which regulates the incurring by the Guarantor, the Borrower or any of its Subsidiaries of Financing Debt as contemplated by this Agreement and the other Credit Documents.

                  7.17.3. Margin Stock. Neither the Guarantor, the Borrower nor any of its Subsidiaries owns any Margin Stock.

         7.18. Disclosure. Neither this Agreement nor any other Credit Document to be furnished to the Lenders by or on behalf of the Guarantor, the Borrower or any of its Subsidiaries in connection with the transactions contemplated hereby or by such Credit Document contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. No fact is actually known to the Guarantor, the Borrower or any of its Subsidiaries which has resulted, or in the future (so far as the Guarantor, the Borrower or any of its Subsidiaries can reasonably foresee) will result, or creates a material risk of resulting, in any Material Adverse Change, except to the extent that present or future general economic conditions may result in a Material Adverse Change.

8.  Defaults.

         8.1. Events of Default. The following events are referred to as "Events of Default":

                  8.1.1. Payment. The Borrower shall fail to make any payment in respect of: (a) interest or any fee on or in respect of any of the Credit Obligations owed by it as the same shall become due and payable, and such failure shall continue for a period of two Banking Days, or
         (b) principal of any of the Credit Obligations owed by it as the same shall become due, whether at maturity or by acceleration or otherwise.

                  8.1.2. Specified Covenants. The Guarantor, the Borrower, any of its Subsidiaries or any other Obligor shall fail to perform or observe any of the provisions of Section 6.4.5 or Sections 6.5 through 6.25.

                  8.1.3. Other Covenants. The Borrower, any of its Subsidiaries or any other Obligor shall fail to perform or observe any other covenant, agreement or provision to be performed or observed by it under this Agreement or any other Credit Document, and such failure shall not be rectified or cured to the written satisfaction of the Required Lenders within 20 days after the earlier of (a) notice thereof by the Agent to the Borrower or (b) a Financial Officer of the Borrower shall have actual knowledge thereof.

                  8.1.4. Representations and Warranties. Any representation or warranty of or with respect to the Borrower, any of its Subsidiaries or any other Obligor made to the Lenders or the Agent, in, pursuant to or in connection with this Agreement or any other Credit Document, or in any financial statement, report, notice, mortgage, assignment, UCC financing statement or certificate delivered to the Lender by, the Borrower or the Borrower or any Subsidiary, or any other Obligor in connection herewith or therewith, shall be materially false on the date as of which it was made.

                  8.1.5.  Cross Default, etc.

                  (a) The Guarantor, the Borrower or any of their respective Subsidiaries (other than the Excluded Subsidiaries) shall fail to make any payment when due (after giving effect to any applicable grace periods) in respect of any Financing Debt (other than the Credit Obligations) outstanding in an aggregate amount of principal (whether or not due) and accrued interest exceeding $250,000;

                  (b) The Guarantor, the Borrower or any of their respective Subsidiaries (other than the Excluded Subsidiaries) shall fail to perform or observe the material terms of any material agreement or instrument relating to such Financing Debt, and such failure shall continue, without having been duly cured, waived or consented to, beyond the period of grace, if any, specified in such agreement or instrument, and such failure shall permit the acceleration of such Financing Debt;

                  (c) all or any part of such Financing Debt of the Guarantor, the Borrower or any of their respective Subsidiaries (other than the Excluded Subsidiaries) shall be accelerated or shall become due or payable prior to its stated maturity (except with respect to voluntary prepayments thereof) for any reason whatsoever;

                  (d) any Lien on any property of the Guarantor, the Borrower or any of their respective Subsidiaries (other than the Excluded Subsidiaries) securing any such Financing Debt shall be enforced by foreclosure or similar action; or

                  (e) any holder of any such Financing Debt shall exercise any right of rescission or put right with respect to the issuance thereof or put or repurchase rights against any Obligor with respect to such Financing Debt (other than any such rights that may be satisfied with "payment in kind" notes or other similar securities).

                  8.1.6. Ownership; Liquidation; Management; etc. Except as permitted by Section 6.11:

                  (a) any Person, together with "affiliates" and "associates" of such Person within the meaning of Rule 12b-2 of the Exchange Act, or any "group" including such Person under sections 13(d) and 14(d) of the Exchange Act, shall acquire after the date hereof beneficial ownership within the meaning of Rule 13d-3 of the Exchange Act of 20% or more of either the voting stock or total equity capital of the Guarantor;

                  (b) the Guarantor shall cease to control and own beneficially all of the equity capital of the Borrower;

                  (c) the Borrower shall cease to own, directly or indirectly, all the capital stock of its Subsidiaries;

                  (d) the Guarantor, the Borrower, or any of their respective Subsidiaries shall initiate any action to dissolve, liquidate or otherwise terminate its existence;

                  (e) any three of the following individuals shall cease to be employed by the Borrower or the Guarantor in positions comparable to the position held on the date hereof: Ron Zwanziger, Kenneth D. Legg, Richard A. Pinkowitz, Anthony H. Hall or Gary E. Long;

                  (f) the Guarantor or the Borrower shall merge or consolidate, or the Guarantor or the Borrower shall sell substantially all of its assets, or enter into any agreement to do any of the above.

                  8.1.7. Enforceability, etc. Any Credit Document shall cease for any reason (other than the scheduled termination thereof in accordance with its terms) to be enforceable in accordance with its terms or in full force and effect; or any party to any Credit Document shall so assert in a judicial or similar proceeding; or the security interests created by this Agreement or any other Credit Documents shall cease to be enforceable and of the same effect and priority purported to be created hereby.

                  8.1.8. Judgments. A final judgment (a) which, with other outstanding final judgments against the Guarantor, the Borrower and its Subsidiaries, exceeds an aggregate of $250,000 in excess of applicable insurance coverage shall be rendered against the Guarantor, the Borrower or any of its Subsidiaries, or (b) which grants injunctive relief that results, or creates a material risk of resulting, in a Material Adverse Change and in either case if, (i) within 30 days after entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal or (ii) within 30 days after the expiration of any such stay, such judgment shall not have been discharged.

                  8.1.9. ERISA. Any "reportable event" (as defined in section 4043 of ERISA) shall have occurred that reasonably could be expected to result in termination of a Plan or the appointment by the appropriate United States District Court of a trustee to administer any Plan or the imposition of a Lien in favor of a Plan; or any ERISA Group Person shall fail to pay when due amounts aggregating in excess of $250,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan shall be filed under Title IV of ERISA by any ERISA Group Person or administrator; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Plan or a proceeding shall be instituted by a fiduciary of any Plan against any ERISA Group Person to enforce section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Plan must be terminated.

                  8.1.10. Bankruptcy, etc. The Guarantor, the Borrower or any of their respective Subsidiaries (other than Excluded Subsidiaries) shall:

                  (a) commence a voluntary case under the Bankruptcy Code or authorize, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

                  (b) (i) have filed against it a petition commencing an involuntary case under the Bankruptcy Code that shall not have been dismissed within 60 days after the date on which such petition is filed, or (ii) file an answer or other pleading within such 60-day period admitting or failing to deny the material allegations of such a petition or seeking, consenting to or acquiescing in the relief therein provided, or (iii) have entered against it an order for relief in any involuntary case commenced under the Bankruptcy Code;

                  (c) seek relief as a debtor under any applicable law, other than the Bankruptcy Code, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors generally, or consent to or acquiesce in such relief;

                  (d) have entered against it an order by a court of competent jurisdiction (i) finding it to be bankrupt or insolvent, (ii) ordering or approving its liquidation or reorganization as a debtor or any modification or alteration of the rights of its creditors generally or
         (iii) assuming custody of, or appointing a receiver or other custodian for, all or a substantial portion of its property; or

                  (e) make an assignment for the benefit of, or enter into a composition with, its creditors, or appoint, or consent to the appointment of, or suffer to exist a receiver or other custodian for, all or a substantial portion of its property.

                  8.1.11. Examination by the Agent. The results of the commercial examinations contemplated by Section 5.1.9 do not adequately address the issues raised in the report of Nardella & Taylor conducted January 11-17, 1997, or subsequent such examinations, to the sole satisfaction of the Agent.

                  8.1.12. Material Adverse Change. The Guarantor and its Subsidiaries, other than the Borrower, or the Borrower and its Subsidiaries shall experience a Material Adverse Change.

         8.2. Certain Actions Following an Event of Default. If any one or more Events of Default shall occur and be continuing, then in each and every such case:

                  8.2.1. Terminate Obligation to Extend Credit. The Agent on behalf of the Lenders may (and upon written request of the Required Lenders the Agent shall) terminate the obligations of the Lender to make any further extensions of credit under the Credit Documents by furnishing notice of such termination to the Borrower.

                  8.2.2. Specific Performance; Exercise of Rights. The Agent on behalf of the Lenders may (and upon written request of the Required Lenders the Agent shall) proceed to protect and enforce the Lenders' rights by suit in equity, action at law and/or other appropriate proceeding, either for specific performance of any covenant or condition contained in this Agreement or any other Credit Document or in any instrument or assignment delivered to the Lenders pursuant to this Agreement or any other Credit Document, or in aid of the exercise of any power granted in this Agreement or any other Credit Document or any such instrument or assignment.

                  8.2.3. Acceleration. The Agent on behalf of the Lenders may (and upon written request of the Required Lenders the Agent shall) by notice in writing to the Borrower declare all or any part of the unpaid balance of the Credit Obligations then outstanding to be immediately due and payable; provided, however, that if a Bankruptcy Default shall have occurred, the unpaid balance of the Credit Obligations shall automatically become immediately due and payable.

                  8.2.4. Enforcement of Payment; Credit Security; Setoff. The Agent on behalf of the Lenders may (and upon written request of the Required Lenders the Agent shall) proceed to enforce payment of the Credit Obligations in such manner as it may elect, to cancel, or instruct other Letter of Credit Issuers to cancel, any outstanding Letters of Credit which permit the cancellation thereof and to realize upon any and all rights in the Credit Security. The Lenders may offset and apply toward the payment of the Credit Obligations (and/or toward the curing of any Event of Default) any Indebtedness from the Lenders to the respective Obligors, including any Indebtedness represented by deposits in any account maintained with the Lenders, regardless of the adequacy of any security for the Credit Obligations. The Lenders shall have no duty to determine the adequacy of any such security in connection with any such offset.

                  8.2.5. Cumulative Remedies. To the extent not prohibited by applicable law which cannot be waived, all of the Lenders' rights hereunder and under each other Credit Document shall be cumulative.

         8.3. Annulment of Defaults. Once an Event of Default has occurred, such Event of Default shall be deemed to exist and be continuing for all purposes of the Credit Documents until the Required Lenders or the Agent (with the consent of the Required Lenders) shall have waived such Event of Default in writing, stated in writing that the same has been cured to Lenders' reasonable satisfaction or entered into an amendment to this Agreement which by its express terms cures such Event of Default, at which time such Event of Default shall no longer be deemed to exist or to have continued. No such action by the Agent shall extend to or affect any subsequent Event of Default or impair any rights of the Lenders upon the occurrence thereof. The making of any extension of credit during the existence of any Default or Event of Default shall not constitute a waiver thereof.

         8.4. Waivers. To the extent that such waiver is not prohibited by the provisions of applicable law that cannot be waived, each of the Borrower and the other Obligors waives:

                  (a) all presentments, demands for performance, notices of nonperformance (except to the extent required by this Agreement or any other Credit Document), protests, notices of protest and notices of dishonor;

                  (b) any requirement of diligence or promptness on the part of any Lender in the enforcement of its rights under this Agreement, the Notes or any other Credit Document;

                  (c) any and all notices of every kind and description which may be required to be given by any statute or rule of law; and

                  (d) any defense (other than indefeasible payment in full) which it may now or hereafter have with respect to its liability under this Agreement, the Notes or any other Credit Document or with respect to the Credit Obligations.

9.  Guarantees.

         9.1. Guarantees of Credit Obligations. The Guarantor unconditionally jointly and severally guarantees that the Credit Obligations will be performed and will be paid in full in cash when due and payable, whether at the stated or accelerated maturity thereof or otherwise, this guarantee being a guarantee of payment and not of collectability and being absolute and in no way conditional or contingent. In the event any part of the Credit Obligations shall not have been so paid in full when due and payable, the Guarantor will, immediately upon notice by the Agent or, without notice, immediately upon the occurrence of a Bankruptcy Default, pay or cause to be paid to the Agent for the amount of each Lender in accordance with Lenders' respective Percentage Interests the amount of such Credit Obligations which are then due and payable and unpaid. The obligations of the Guarantor hereunder shall not be affected by the invalidity, unenforceability or irrecoverability of any of the Credit Obligations as against any other Obligor, any other guarantor thereof or any other Person. For purposes hereof, the Credit Obligations shall be due and payable when and as the same shall be due and payable under the terms of this Agreement or any other Credit Document notwithstanding the fact that the collection or enforcement thereof may be stayed or enjoined under the Bankruptcy Code or other applicable law.

         9.2. Continuing Obligation. The Guarantor acknowledges that the Lenders and the Agent have entered into this Agreement (and, to the extent that the Lenders or the Agent may enter into any future Credit Document, will have entered into such agreement) in reliance on this Section 9 being a continuing irrevocable agreement, and the Guarantor agrees that its guarantee may not be revoked in whole or in part. The obligations of the Guarantor hereunder shall terminate when the commitment of the Lenders to extend credit under this Agreement shall have terminated and all of the Credit Obligations have been indefeasibly paid in full in cash and discharged; provided, however, that:

                  (a) if a claim is made upon the Lenders at any time for repayment or recovery of any amounts or any property received by the Lenders from any source on account of any of the Credit Obligations and the Lenders repay or return any amounts or property so received (including interest thereon to the extent required to be paid by the Lenders) or

                  (b) if the Lenders become liable for any part of such claim by reason of (i) any judgment or order of any court or administrative authority having competent jurisdiction, or (ii) any settlement or compromise of any such claim, then the Guarantor shall remain liable under this Agreement for the amounts so repaid or property so returned or the amounts for which the Lenders become liable (such amounts being deemed part of the Credit Obligations) to the same extent as if such amounts or property had never been received by the Lenders, notwithstanding any termination hereof or the cancellation of any instrument or agreement evidencing any of the Credit Obligations. Not later than five days after receipt of notice from the Agent, the Guarantor shall jointly and severally pay to the Agent an amount equal to the amount of such repayment or return for which the Lenders have so become liable. Payments hereunder by the Guarantor may be required by the Agent on any number of occasions.

         9.3. Waivers with Respect to Credit Obligations. Except to the extent expressly required by this Agreement or any other Credit Document, the Guarantor waives, to the fullest extent permitted by the provisions of applicable law, all of the following (including all defenses, counterclaims and other rights of any nature based upon any of the following):

                  (a) presentment, demand for payment and protest of nonpayment of any of the Credit Obligations, and notice of protest, dishonor or nonperformance;

                  (b) notice of acceptance of this guarantee and notice that credit has been extended in reliance on the Guarantor's guarantee of the Credit Obligations;

                  (c) notice of any Default or of any inability to enforce performance of the obligations of the Borrower or any other Person with respect to any Credit Document, or notice of any acceleration of maturity of any Credit Obligations;

                  (d) demand for performance or observance of, and any enforcement of any provision of, the Credit Obligations, this Agreement or any other Credit Document or any pursuit or exhaustion of rights or remedies with respect to any Credit Security or against the Borrower or any other Person in respect of the Credit Obligations or any requirement of diligence or promptness on the part of the Agent or the Lenders in connection with any of the foregoing;

                  (e) any act or omission on the part of the Agent or the Lenders which may impair or prejudice such rights of the Guarantor, including rights to obtain subrogation, exoneration, contribution, indemnification or any other reimbursement from the Borrower or any other Person, or otherwise operate as a deemed release or discharge;

                  (f) failure or delay to perfect or continue the perfection of any security interest in any Credit Security or any other action which harms or impairs the value of, or any failure to preserve or protect the value of, any Credit Security;

                  (g) any statute of limitations or any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than the obligation of the principal;

                  (h) any "single action" or "anti-deficiency" law which would otherwise prevent the Lenders from bringing any action, including any claim for a deficiency, against the Guarantor before or after the Agent's or the Lenders' commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or any other law which would otherwise require any election of remedies by the Agent or the Lenders;

                  (i) all demands and notices of every kind with respect to the foregoing; and

                  (j) to the extent not referred to above, all defenses (other than payment) which the Borrower or the Guarantor may now or hereafter have to the payment of the Credit Obligations, together with all suretyship defenses, which could otherwise be asserted by the Guarantor.

The Guarantor represents that it has obtained the advice of counsel as to the extent to which suretyship and other defenses may be available to it with respect to its obligations hereunder in the absence of the waivers contained in this Section 9.3.

         No delay or omission on the part of the Agent or the Lenders in exercising any right under this Agreement or any other Credit Document or under any guarantee of the Credit Obligations or with respect to the Credit Security shall operate as a waiver or relinquishment of such right. No action which the Agent, the Lenders or the Borrower may take or refrain from taking with respect to the Credit Obligations, including any amendments thereto or modifications thereof or waivers with respect thereto, shall affect the provisions of this Agreement or the obligations of any Guarantor hereunder.
None of the Lenders' or the Agent's rights shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Obligor, or by any noncompliance by the Borrower with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof which the Lenders may have or otherwise be charged with.

         9.4. Lenders' Power to Waive, etc. The Guarantor grants to the Lenders full power in their discretion, without notice to or consent of the Guarantor, such notice and consent being expressly waived to the fullest extent permitted by applicable law, and without in any way affecting the liability of any Guarantor under its guarantee hereunder:

                  (a) to waive compliance with, and any Default under, and to consent to any amendment to or modification or termination of any terms or provisions of, or to give any waiver in respect of, this Agreement, any other Credit Document, the Credit Security, the Credit Obligations or any guarantee thereof (each as from time to time in effect);

                  (b) to grant any extensions of the Credit Obligations (for any duration), and any other indulgence with respect thereto, and to effect any total or partial release (by operation of law or otherwise), discharge, compromise or settlement with respect to the obligations of the Obligors or any other Person in respect of the Credit Obligations, whether or not rights against any Guarantor under this Agreement are reserved in connection therewith;

                  (c) to take security in any form for the Credit Obligations, and to consent to the addition to or the substitution, exchange, release or other disposition of, or to deal in any other manner with, any part of any property contained in the Credit Security whether or not the property, if any, received upon the exercise of such power shall be of a character or value the same as or different from the character or value of any property disposed of, and to obtain, modify or release any present or future guarantees of the Credit Obligations and to proceed against any of the Credit Security or such guarantees in any order;

                  (d) to collect or liquidate or realize upon any of the Credit Obligations or the Credit Security in any manner or to refrain from collecting or liquidating or realizing upon any of the Credit Obligations or the Credit Security; and

                  (e) to extend credit under this Agreement, any other Credit Document or otherwise in such amount as the Lenders may determine, including increasing the amount of credit and the interest rate and fees with respect thereto, even though the condition of the Obligors (financial or otherwise on an individual or Consolidated basis) may have deteriorated since the date hereof.

         9.5. Information Regarding the Borrower, etc. The Guarantor has made such investigation as it deems desirable of the risks undertaken by it in entering into this Agreement and is fully satisfied that it understands all such risks. The Guarantor waives any obligation which may now or hereafter exist on the part of the Agent or the Lenders to inform it of the risks being undertaken by entering into this Agreement or of any changes in such risks and, from and after the date hereof, the Guarantor undertakes to keep itself informed of such risks and any changes therein. The Guarantor expressly waives any duty which may now or hereafter exist on the part of the Agent or the Lenders to disclose to the Guarantor any matter related to the business, operations, character, collateral, credit, condition (financial or otherwise), income or prospects of the Borrower and any of its Subsidiaries and Affiliates or their properties or management, whether now or hereafter known by the Agent or the Lenders. The Guarantor represents, warrants and agrees that it assumes sole responsibility for obtaining from the Borrower and its Subsidiaries all information concerning this Agreement and all other Credit Documents and all other information as to the Borrower and any of its Subsidiaries and Affiliates or their properties or management as the Guarantor deems necessary or desirable.

         9.6. Certain Guarantor Representations. The Guarantor represents that:

                  (a) it is in its best interest and in pursuit of the purposes for which it was organized as an integral part of the business conducted and proposed to be conducted by the Borrower and its Subsidiaries, and reasonably necessary and convenient in connection with the conduct of the business conducted and proposed to be conducted by them, to induce the Lenders to enter into this Agreement and to extend credit to the Borrower by making the guarantees contemplated by this Section 9;

                  (b) the credit available hereunder will directly or indirectly inure to its benefit;

                  (c) by virtue of the foregoing it is receiving at least reasonably equivalent value from the Lenders for its guarantee;

                  (d) it will not be rendered insolvent as a result of entering into this Agreement, as evidenced by the following:

                           (i) after giving effect to the transactions
                  contemplated by this Agreement, it will have assets having a fair saleable value in excess of the amount required to pay its probable liability on its existing debts as they become absolute and matured;

                           (ii) it has access to adequate capital for the
                  conduct of its business; and

                           (iii) it is able and expects to be able to pay its
                  debts from time to time incurred in connection therewith as such debts mature; and

                  (e) it has been advised by the Agent and the Lenders that they are unwilling to enter into this Agreement unless the Guarantees contemplated by this Section 9 are given by the Guarantor.

         9.7. Subrogation. The Guarantor agrees that, until the Credit Obligations are paid in full, it will not exercise any right of reimbursement, subrogation, contribution, offset or other claims against the other Obligors arising by contract or operation of law in connection with any payment made or required to be made by the Guarantor under this Agreement.

After the payment in full of the Credit Obligations, the Guarantor shall be entitled to exercise against the Borrower and the other Obligors all such rights of reimbursement, subrogation, contribution and offset, and all such other claims, to the fullest extent permitted by law.

         9.8. Subordination. The Guarantor covenants and agrees that, after the occurrence of an Event of Default, all Indebtedness, claims and liabilities then or thereafter owing by the Borrower or any other Obligor to the Guarantor whether arising hereunder or otherwise are subordinated to the prior payment in full of the Credit Obligations and are so subordinated as a claim against such Obligor or any of its assets, whether such claim be in the ordinary course of business or in the event of voluntary or involuntary liquidation, dissolution, insolvency or bankruptcy, so that no payment with respect to any such Indebtedness, claim or liability will be made or received while any Event of Default exists.

         9.9. Future Subsidiaries; Further Assurances. The Borrower will from time to time cause any future Subsidiary within 30 days after any such Person becomes a Subsidiary, to join this Agreement as a Guarantor pursuant to a joinder agreement in form and substance satisfactory to the Agent. The Guarantor will, promptly upon the request of the Agent from time to time, execute, acknowledge and deliver, and file and record, all such instruments, and take all such action, as the Agent deems necessary or advisable to carry out the intent and purposes of this Section 9.

10.  Security.

         10.1. Credit Security. As security for the payment and performance of the Credit Obligations, each Obligor mortgages, pledges and collaterally grants and assigns to the Agent for the benefit of the Lenders and the holders from time to time of any Credit Obligation, and creates a security interest in favor of the Agent for the benefit of the Lenders and such holders in, all of such Obligor's right, title and interest in and to (but none of its obligations or liabilities, except as expressly assumed, with respect to) the items and types of present and future property described in Sections 10.1.1 through 10.1.15 (subject, however, to Section 10.1.16), whether now owned or hereafter acquired, all of which shall be included in the term "Credit Security":

                  10.1.1. Tangible Personal Property. All goods, machinery, equipment, inventory and all other tangible personal property of any nature whatsoever, wherever located, including raw materials, work in process, finished parts and products, supplies, spare parts, replacement parts, merchandise for resale, computers, tapes, disks and computer equipment.

                  10.1.2. Rights to Payment of Money. All rights to receive the payment of money, including accounts (as defined in the UCC) and receivables, rights to receive the payment of money under contracts, franchises, licenses, permits, subscriptions or other agreements (whether or not earned by performance), and rights to receive payments from any other source. All such rights, other than Financing Debt, are collectively referred to as "Accounts").

                  10.1.3. Intangibles. All of the following (to the extent not included in Section 10.1.2): (a) contracts, franchises, licenses, permits, subscriptions and other agreements and all rights thereunder;
         (b) rights granted by others which permit the Obligor to sell or market items of personal property; (c) United States common law and statutory copyrights and rights in literary property and rights and licenses thereunder; (d) trade names, United States trademarks, service marks, any registrations thereof and any related good will; (e) United States patents and patent applications; (f) computer software, designs, models, know-how, trade secrets, rights in proprietary information, formulae, customer lists, backlog, orders, subscriptions, royalties, catalogues, sales material, documents, good will, inventions and processes; (g) judgments, causes in action and claims, whether or not inchoate, and (h) all other general intangibles (as defined in the UCC) and intangible property and all rights thereunder.

                  10.1.4. Pledged Stock. (a) All shares of capital stock or other evidence of beneficial interest in any corporation, business trust or limited liability company, (b) all limited partnership interests in any limited partnership, (c) all general and limited partnership interests in any general or limited partnership, (d) all joint venture interests in any joint venture and (e) all options, warrants and similar rights to acquire such capital stock or such interests. All such capital stock, interests, options, warrants and other rights are collectively referred to as the "Pledged Stock".

                  10.1.5. Pledged Rights. All rights to receive profits or surplus of, or other Distributions (including income, return of capital and liquidating distributions) from, any partnership or joint venture, including any distributions by any such Person to partners or joint venturers. All such rights are collectively referred to as the "Pledged Rights".

                  10.1.6. Pledged Indebtedness. All Financing Debt from time to time owing to such Obligor from any Person. All such Financing Debt is collectively referred to as the "Pledged Indebtedness").

                  10.1.7. Chattel Paper, Instruments and Documents. All chattel paper (as defined in the UCC), non-negotiable instruments, negotiable instruments (as defined in the UCC) and documents (as defined in the UCC).

                  10.1.8. Leases. All leases of personal property, whether the Obligor is the lessor or the lessee thereunder.

                  10.1.9. Deposit Accounts. All general or special deposit accounts, including any demand, time, savings, passbook or similar account maintained by the Obligor with any bank, trust company, savings and loan association, credit union or similar organization, and all money, cash and cash equivalents of the Obligor, whether or not deposited in any such deposit account.

                  10.1.10. Collateral. All collateral granted by third party obligors to, or held by, the Obligor with respect to the Accounts, Pledged Securities, chattel paper, instruments, leases and other items of Credit Security.

                  10.1.11. Books and Records. All books and records, including books of account and ledgers of every kind and nature, all electronically recorded data (including all computer programs, disks, tapes, electronic data processing media and software used in connection with maintaining the Obligor's books and records), all files and correspondence and all receptacles and containers for the foregoing.

                  10.1.12. Real Property. All real property and immovable property and fixtures, leasehold interests and easements wherever located, together with any and all estates and interests of the Obligor therein, including lands, buildings, stores, manufacturing facilities and other structures erected on such property, fixed plant, fixed equipment and all permits, rights, licenses, benefits and other interests of any kind or nature whatsoever in respect of such real and immovable property.

                  10.1.13. Insurance. All insurance policies which insure against any loss or damage to any other Credit Security.

                  10.1.14. All Other Property. All other property, assets and items of value of every kind and nature, tangible, or intangible, absolute or contingent, legal or equitable.

                  10.1.15. Proceeds and Products. All proceeds, including insurance proceeds, and products of the items of Credit Security described or referred to in Sections 10.1.1 through 10.1.14 and, to the extent not included in the foregoing, all Distributions and rights of redemption or rescission with respect to the Pledged Securities.

                  10.1.16. Excluded Property. Notwithstanding Sections 10.1.1 through 10.1.15, the payment and performance of the Credit Obligations shall not be secured by:

                  (a) any rights arising under, and any property, tangible or intangible, acquired under, any agreement executed by the Obligor prior to the date hereof which validly prohibits the creation by such Obligor of a security interest in such rights or property;

                  (b) any rights or property to the extent that any valid and enforceable law or regulation applicable to such rights or property prohibits the creation of a security interest therein;

                  (c) any items of the Guarantor described in Sections 10.1.1 through 10.1.15 and located outside the United States;

                  (d) more than 66% of the outstanding stock or other equity in any Foreign Subsidiary; or

                  (e) as long as no Default exists, Pledged Stock of the Guarantor in foreign entities which are not Subsidiaries or which are subject to negative pledge covenants existing prior to the date hereof.

         In addition, in the event the Borrower and its Subsidiaries dispose of assets to third parties in a transaction permitted by Section 6.11, such assets, but not the proceeds or products thereof, shall automatically be released from the Lien of the Credit Security.

         10.2. Representations, Warranties and Covenants with Respect to Credit Security. Each Obligor represents, warrants and covenants that:

                  10.2.1. Pledged Stock. All shares of capital stock, limited partnership interests and similar securities included in the Pledged Stock are and shall be at all times duly authorized, validly issued, fully paid and (in the case of capital stock and limited partnership interests) nonassessable. Each Obligor will deliver to the Agent certificates representing the Pledged Stock, registered, if the Agent so requests, in the name of the Agent or its nominee, as pledgee, or accompanied by a stock transfer power executed in blank and, if the Agent so requests, with the signature guaranteed, all in form and manner satisfactory to the Agent. Pledged Stock that is not evidenced by a certificate will be registered in the Agent's name as pledgee on the issuer's records, all in form and substance satisfactory to the Agent. The Agent may transfer into its name or the name of its nominee, as pledgee, any Pledged Securities. In the event the Pledged Stock includes any Margin Stock, the Obligors will furnish to the Lenders Federal Reserve Form U-1 and take such other action as the Agent may request to ensure compliance with applicable laws.

                  10.2.2. Accounts and Pledged Indebtedness. All Accounts and Pledged Indebtedness owed by any Affiliate of the Obligors shall be on open account and shall not be evidenced by any note or other instrument; provided, however, that all Pledged Indebtedness owed by any Affiliate of any Obligor shall, if the Agent requests, be evidenced by a promissory note, which note shall be delivered to the Agent after having been endorsed in blank. Each Obligor will, immediately upon the receipt thereof, deliver to the Agent any promissory note or similar instrument representing any Pledged Indebtedness, after having endorsed such promissory note or instrument in blank.

                  10.2.3.  Government Contracts Receivables.

                  (a) Any Obligor's right, title and interest in any Government Receivables shall constitute Accounts for all purposes hereunder; provided, however, that nothing in this Agreement shall obligate any Obligor to comply with FACA except if requested by the Agent if an Event of Default shall have occurred, or as set forth below. If at any time either (i) Government Receivables owing from one account debtor constitute more than 3% of total Accounts (or Government Receivables owing from one account debtor having a term or payable over a period of more than 90 days constitute more than 1% of total Accounts) or (ii) all Government Receivables constitute more than 5% of total Accounts, the Borrower shall give prompt notice thereof to the Agent and, if requested by the Agent, take such actions required to comply with FACA with respect to all Government Receivables referred to in clause (i) above, or in the case of clause (ii), as necessary to ensure that not more than 5% of total Accounts consist of Government Receivables as to which there has been no compliance with FACA.

                  (b) No contracts of the Borrower and its Subsidiaries with government contractors provide that payments to the Borrower or its Subsidiaries, as the case may be, are contingent or dependent upon the government contractor receiving payment from the federal government.

                  10.2.4. No Sales of Assets, Liens or Restrictions on Transfer or Change of Control. No Obligor shall transfer, sell or dispose of any item of Credit Security in contravention of this Agreement. All Credit Security shall be free and clear of any Liens and restrictions on the transfer thereof, including contractual provisions which prohibit the assignment of rights under contracts (except to the extent necessary for such contracts entered into in the ordinary course of business), except for Liens permitted by Section 6.8. Without limiting the generality of the foregoing, each Obligor will exclude from material contracts to which it becomes a party after the date hereof provisions that would prevent such Obligor from creating a security interest in such contract or any property acquired thereunder as contemplated hereby. None of the Pledged Stock is subject to any option to purchase or similar rights of any Person. Except with the written consent of the Agent, no Obligor is, and none of them will be, party to or bound by any agreement, instrument, deed or lease that restricts the change of control or ownership, or the creation of a security interest in the ownership, of the Borrower or any of its Subsidiaries.

                  10.2.5. Location of Credit Security. Each Obligor shall at all times keep its records concerning the Accounts at its chief executive office and principal place of business, which office and place of business shall be set forth in Exhibit 7.1, or, so long as such Obligor shall have taken all steps reasonably necessary to perfect the

         Lenders' security interest in the Credit Security with respect to such new address, at such other address as such Obligor may specify by notice actually received by the Agent not less than 10 Banking Days prior to such change of address. Except for manufacturing plates, dies and molds of Borrower delivered to contract manufacturers, no Obligor shall at any time keep tangible personal property of the type referred to in Section 10.1.1 in any jurisdiction other than the jurisdictions specified in Exhibit 7.1, or, so long as such Obligor shall have taken all steps reasonably necessary to perfect the Lenders' security interest in the Credit Security with respect to such other jurisdiction, other jurisdictions as such Obligor may specify by notice actually received by the Agent not less than 10 days prior to moving such tangible personal property into such other jurisdiction.

                  10.2.6. Trade Names. No Obligor will adopt or do business under any name other than its name or names designated in Exhibit 7.1 or any other name specified by notice actually received by the Agent not less than 10 Banking Days prior to the conduct of business under such additional name. Since its incorporation, no Obligor has changed its corporate name or adopted or conducted business under any trade name other than a name specified on Exhibit 7.1.

                  10.2.7. Property Insurance. Each Obligor shall keep its assets that are of an insurable character insured by financially sound and reputable insurers against theft and fraud and against loss or damage by fire, explosion or hazards to the extent, in amounts and with deductibles at least as favorable as those generally maintained by businesses of similar size engaged in similar activities. Such insurance shall provide coverage in amounts sufficient to prevent the Obligor from becoming a co-insurer.

                  10.2.8. Insurance. Each insurance policy included in, or insuring against loss or damage to, the Credit Security shall name the Agent as additional insured party or as loss payee. No such insurance policy shall be cancelable or subject to termination or reduction in amount or scope of coverage until after at least 30 days' prior written notice from the insurer to the Agent. At least 30 days prior to the expiration of any such insurance policy for any reason, each Obligor shall furnish the Agent with a renewal or replacement policy and evidence of payment of the premiums therefor when due. Each Obligor grants to the Agent full power and authority as its attorney-in-fact, effective upon notice to such Obligor after the occurrence of an Event of Default to obtain, cancel, transfer, adjust and settle any such insurance policy and to endorse any drafts thereon. Any amounts that the Agent receives under any such policy (including return of unearned premiums) insuring against loss or damage to the Credit Security prior to the occurrence of an Event of Default shall be delivered to the Obligors for the replacement, restoration and maintenance of the Credit Security. Any such amounts that the Agent receives after the occurrence of an Event of Default shall, at the Agent's option, be applied to payment of the Credit Obligations or to the replacement, restoration and maintenance of the Credit Security. If any Obligor fails to provide insurance as required by this Agreement, the Agent may, at its option, purchase such insurance, and such Obligor will on demand pay to the Agent the amount of any payments made by the Agent or the Lenders for such purpose, together with interest on the amounts so disbursed from five Banking Days after the date demanded until payment in full thereof at the Overdue Rate.

                  10.2.9. Modifications to Credit Security. Except with the prior written consent of the Agent, no Obligor shall amend or modify, or waive any of its rights under or with respect to, any material Accounts, general intangibles, Pledged Securities, leases or contract manufacturing agreements (including manufacturing contracts with the Sellers entered into in connection with the Acquisition, or with subsequent manufacturers with free assignability and on other substantially similar terms) if the effect of such amendment, modification or waiver would be to reduce the amount of any such material items or to extend the time of payment thereof, to waive any default by any other party thereto, or to waive or impair any remedies of the Obligors or the Lenders under or with respect to any such Accounts, general intangibles, Pledged Securities or leases, in each case other than consistent with past practice in the ordinary course of business and on an arm's-length basis. Each Obligor will promptly give the Agent written notice of any request by any Person for any material credit or adjustment with respect to any material Account, general intangible, Pledged Securities or leases.

                  10.2.10. Delivery of Documents. At the Agent's request, each Obligor shall deliver to the Agent, promptly upon such Obligor's receipt thereof, copies of any agreements, instruments, documents or invoices comprising or relating to the Credit Security. Pending such request, such Obligor shall keep such items at its chief executive office and principal place of business (as specified pursuant to Section 10.2.5).

                  10.2.11. Perfection of Credit Security. Upon the Agent's request from time to time, the Obligors will execute and deliver, and file and record in the proper filing and recording places, all such instruments, including financing statements, collateral assignments of copyrights, trademarks and patents, mortgages or deeds of trust, and notations on certificates of title and will take all such other action, as the Agent deems advisable for confirming to it the Credit Security or to carry out any other purposes of this Agreement or any other Credit Document.

         10.3. Administration of Credit Security. The Credit Security shall be administered as follows, and if an Event of Default shall have occurred, Section
10.4 shall also apply.

                  10.3.1. Use of Credit Security. Until the Agent provides written notice to the contrary, each Obligor may use, commingle and dispose of any part of the Credit Security in the ordinary course of its business, all subject to Section 6.11.

                  10.3.2. Deposits; Accounts. The Borrower shall keep all its bank and deposit accounts only with the Agent. To the extent specified by prior written notice from the Agent, whether prior to or after the occurrence of an Event of Default, all sums collected or received and all property recovered or possessed by any Obligor in connection with any Credit Security shall be received and held by such Obligor in trust for and on the Lenders' behalf, shall be segregated from the assets and funds of such Obligor, and shall be delivered to the Agent for benefit of the Lenders. Without limiting the foregoing, upon the Agent's request, Borrower and its Subsidiaries shall institute depositary collateral accounts, lock-box receipts and similar credit procedures providing for the direct receipt of payment on Accounts at a separate address, the segregation of such proceeds for direct payment to the Agent and appropriate notices to Account debtors. Upon the Agent's request, each Obligor will cause its accounting books and records to be marked with such legends and segregated in such manner as the Agent may specify.

                  10.3.3.  Pledged Securities.

                  (a) (i) Until an Event of Default shall occur, the respective Obligors shall be entitled, to the extent permitted by the Credit Documents, to receive all Distributions on or with respect to the Pledged Securities (other than Distributions constituting additional Pledged Securities). All Distributions constituting additional Pledged Securities will be retained by the Agent (or if received by any Obligor shall be held by such Person in trust and shall be immediately delivered by such Person to the Agent in the original form received, endorsed in blank) and held by the Agent as part of the Credit Security.

                  (ii) If an Event of Default shall have occurred, all Distributions on or with respect to the Pledged Securities shall be retained by the Agent (or if received by any Obligor shall be held by such Person in trust and shall be immediately delivered by it to the Agent in the original form received, endorsed in blank) and held by the Agent as part of the Credit Security or applied by the Agent to the payment of the Credit Obligations in accordance with Section 10.4.6.

                  (b) (i) Until an Event of Default shall occur, the respective Obligors shall be entitled to vote or consent with respect to the Pledged Securities in any manner not inconsistent with the terms of any Credit Document, and the Agent will, if so requested, execute appropriate revocable proxies therefor.

                  (ii) If an Event of Default shall have occurred, if and to the extent that the Agent shall so notify in writing the Obligor pledging the Pledged Securities in question, only the Agent shall be entitled to vote or consent or take any other action with respect to the Pledged Securities (and any Obligor will, if so requested, execute or cause to be executed appropriate proxies therefor).

         10.4. Right to Realize upon Credit Security. Except to the extent prohibited by applicable law that cannot be waived, this Section 10.4 shall govern the Lenders' right to realize upon the Credit Security if any Event of Default shall have occurred and be continuing. The provisions of this Section
10.4 are in addition to any rights and remedies available at law or in equity and in addition to the provisions of any other Credit Document. In the case of a conflict between this Section 10.4 and any other Credit Document, this Section
10.4 shall govern.

                  10.4.1. Assembly of Credit Security; Receiver. Each of the Obligors shall, upon the Agent's request, assemble the Credit Security and otherwise make it available to the Agent. The Agent may have a receiver appointed for all or any portion of the Obligor's assets or business which constitutes the Credit Security in order to manage, protect, preserve, sell and otherwise dispose of all or any portion of the Credit Security in accordance with the terms of the Credit Documents, to continue the operations of the Obligors and to collect all revenues and profits therefrom to be applied to the payment of the Credit Obligations, including the compensation and expenses of such receiver.

                  10.4.2. General Authority. To the extent specified in written notice from the Agent to the Obligor in question, each Obligor grants the Agent full and exclusive power and authority, subject to the other terms hereof and applicable law, to take any of the following actions (for the sole benefit of the Agent on behalf of the Lenders and the holders from time to time of any Credit Obligations, but at the Obligor's expense):

                  (a) to ask for, demand, take, collect, sue for and receive all payments in respect of any Accounts, general intangibles, Pledged Securities or leases which the Obligor could otherwise ask for, demand, take, collect, sue for and receive for its own use;

                  (b) to extend the time of payment of any Accounts, general intangibles, Pledged Securities or leases and to make any allowance or other adjustment with respect thereto;

                  (c) to settle, compromise, prosecute or defend any action or proceeding with respect to any Accounts, general intangibles, Pledged Securities or leases and to enforce all rights and remedies thereunder which the Obligor could otherwise enforce;

                  (d) to enforce the payment of any Accounts, general intangibles, Pledged Securities or leases, either in the name of the Obligor or in its own name, and to endorse the name of the Obligor on all checks, drafts, money orders and other instruments tendered to or received in payment of any Credit Security;

                  (e) to notify the third party payor with respect to any Accounts, general intangibles, Pledged Securities or leases of the existence of the security interest created hereby and to cause all payments in respect thereof thereafter to be made directly to the Agent; provided, however, that whether or not the Agent shall have so notified such payor, the Obligors will at their expense render all reasonable assistance to the Agent in collecting such items and in enforcing claims thereon; and

                  (f) to sell, transfer, assign or otherwise deal in or with any Credit Security or the proceeds thereof, as fully as any Obligor otherwise could do.

                  10.4.3. Marshaling, etc. Neither the Agent nor the Lenders shall be required to make any demand upon, or pursue or exhaust any of their rights or remedies against, any Obligor or any other guarantor, pledgor or any other Person with respect to the payment of the Credit Obligations or to pursue or exhaust any of their rights or remedies with respect to any collateral therefor or any direct or indirect guarantee thereof. Neither the Agent nor the Lenders shall be required to marshal the Credit Security or any guarantee of the Credit Obligations or to resort to the Credit Security or any such guarantee in any particular order, and all of its and their rights hereunder or under any other Credit Document shall be cumulative. To the extent it may lawfully do so, each of the Obligors absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Agent or the Lenders, any valuation, stay, appraisement, extension, redemption or similar laws now or hereafter existing which, but for this provision, might be applicable to the sale of any Credit Security made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Agreement, or otherwise. Without limiting the generality of the foregoing, each of the Obligors (a) agrees that it will not invoke or utilize any law which might prevent, cause a delay in or otherwise impede the enforcement of the rights of the Agent or the Lenders in the Credit Security, (b) waives all such laws, and (c) agrees that it will not invoke or raise as a defense to any enforcement by the Agent or the Lenders of any rights and remedies relating to the Credit Security or the Credit Obligations any legal or contractual requirement with which the Agent or the Lenders may have in good faith failed to comply. In addition, to the extent it may lawfully do so, each of the Obligors waives any right to prior notice (except to the extent expressly required by this Agreement) or judicial hearing in connection with foreclosure on or disposition of any Credit Security, including any such right which such Obligor would otherwise have under the Constitution of the United States of America, any state or territory thereof or any other jurisdiction.

                  10.4.4. Sales of Credit Security. All or any part of the Credit Security may be sold for cash or other value in any number of lots at public or private sale, without demand, advertisement or notice; provided, however, that unless the Credit Security to be sold threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent shall give the Obligor granting the security interest in such Credit Security 10 days' prior written notice of the time and place of any public sale, or the time after which a private sale may be made, which notice each of the Obligors and the Lenders hereby agrees to be reasonable. At any sale or sales of Credit Security, the Lender or any of its respective officers acting on its behalf, or such Lender's assigns, may bid for and purchase all or any part of the property and rights so sold, may use all or any portion of the Credit Obligations owed to such Lender as payment for the property or rights so purchased, and upon compliance with the terms of such sale may hold and dispose of such property and rights without further accountability to the respective Obligor, except for the proceeds of such sale or sales pursuant to Section 10.4.6. The Obligors acknowledge that any such sale will be made by the Agent on an "as is" basis with disclaimers of all warranties, whether express or implied. The respective Obligors will execute and deliver or cause to be executed and delivered such instruments, documents, assignments, waivers, certificates and affidavits, will supply or cause to be supplied such further information and will take such further action as the Agent shall request in connection with any such sale.

                  10.4.5. Sale without Registration. If, at any time when the Agent shall determine to exercise its rights hereunder to sell all or part of the securities included in the Credit Security, the securities in question shall not be effectively registered under the Securities Act (or other applicable law), the Agent may, in its sole discretion, sell such securities by private or other sale not requiring such registration in such manner and in such circumstances as the Agent may deem necessary or advisable in order that such sale may be effected in accordance with applicable securities laws without such registration and the related delays, uncertainty and expense. Without limiting the generality of the foregoing, in any event the Agent may, in its sole discretion, (a) approach and negotiate with a single purchaser or one or more possible purchasers to effect such sale, (b) restrict such sale to one or more purchasers each of whom will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such securities and (c) cause to be placed on certificates representing the securities in question a legend to the effect that such securities have not been registered under the Securities Act (or other applicable law) and may not be disposed of in violation of the provisions thereof. Each of the Obligors agrees that such manner of disposition is commercially reasonable, that it will upon the Agent's request give any such purchaser access to such information regarding the issuer of the securities in question as the Lender may reasonably request and that the Agent and the Lenders shall not incur any responsibility for selling all or part of the securities included in the Credit Security at any private or other sale not requiring such registration, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration under the Securities Act (or other applicable law) or until made in compliance with certain other rules or exemptions from the registration provisions under the Securities Act (or other applicable law). Each of the Obligors acknowledges that no adequate remedy at law exists for breach by it of this Section 10.4.5 and that such breach would not be adequately compensable in damages and therefore agrees that this Section 10.4.5 may be specifically enforced.

                  10.4.6. Application of Proceeds. The proceeds of all sales and collections in respect of any Credit Security or other assets of any Obligor, all funds collected from the Obligors and any cash contained in the Credit Security, the application of which is not otherwise specifically provided for herein, shall be applied as follows:

                  First, to the payment of the costs and expenses of such sales and collections, the reasonable expenses of the Agent and the reasonable fees and expenses of its special counsel;

                  Second, any surplus then remaining to the payment of the Credit Obligations (other than in respect of Interest Rate Protection Agreements) relating to the Term Loan, then to the Bridge Loan and then to the Revolving Loan; provided, however, that any such payment of Credit Obligations owed to all Lenders shall be pro rata in accordance with the respective Percentage Interests of the Lenders in the Credit Obligations;

                  Third, any surplus then remaining to the payment of the Credit Obligations in respect of Interest Rate Protection Agreements with any Lender in such order and manner as the Agent may in its sole discretion determine; and

                  Fourth, any surplus then remaining shall be paid to the Obligors, subject, however, to the rights of the holder of any then existing Lien of which the Agent has actual notice.

         10.5. Custody of Credit Security. Except as provided by applicable law that cannot be waived, the Agent will have no duty as to the custody and protection of the Credit Security, the collection of any part thereof or of any income thereon or the preservation or exercise of any rights pertaining thereto, including rights against prior parties, except for the use of reasonable care in the custody and physical preservation of any Credit Security in its possession. The Lenders will not be liable or responsible for any loss or damage to any Credit Security, or for any diminution in the value thereof, by reason of the act or omission of any agent selected by the Agent acting in good faith.

11. Expenses; Indemnity.

         11.1. Expenses. Whether or not the transactions contemplated hereby shall be consummated, the Borrower will pay:

                  (a) all reasonable expenses of the Agent (including the out-of-pocket expenses related to forming the group of Lenders and reasonable fees and disbursements of the counsel to the Agent) in connection with the preparation and duplication of this Agreement, each other Credit Document, environmental audit reports, examinations by, and reports of, the Agent's commercial financial examiners, the transactions contemplated hereby and thereby and amendments, waivers, consents and other operations hereunder and thereunder;

                  (b) all recording and filing fees and transfer and documentary stamp and similar taxes at any time payable in respect of this Agreement, any other Credit Document, any Credit Security or the incurrence of the Credit Obligations; and

                  (c) all other reasonable expenses incurred by the Lenders in connection with the enforcement of any rights hereunder or under any other Credit Document, including costs of collection and reasonable attorneys' fees (including a reasonable allowance for the hourly cost of attorneys employed by the Lenders on a salaried basis) and expenses.

         11.2. General Indemnity. The Borrower shall indemnify the Lenders and the Agent and hold them harmless from any liability, loss or damage resulting from the violation by the Borrower of Section 2.4. In addition, the Borrower shall indemnify the Lender, the Agent, each of the Lenders' or the Agent's directors, officers and employees, and each Person, if any, who controls the Lender or the Agent (each Lender, the Agent and each of such directors, officers, employees and control Persons is referred to as an "Indemnified Party") and hold each of them harmless from and against any and all claims, damages, liabilities and reasonable expenses (including reasonable fees and disbursements of counsel with whom any Indemnified Party may consult in connection therewith and all reasonable expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party in connection with (a) the Indemnified Party's compliance with or contest of any subpoena or other process issued against it in any proceeding involving the Borrower, any of its Subsidiaries or their Affiliates,
(b) any litigation or investigation involving the Borrower or any of its Subsidiaries or their Affiliates, or any officer, director or employee thereof,
(c) the existence or exercise of any security rights with respect to the Credit Security in accordance with the Credit Documents, or (d) this Agreement, any other Credit Document or any transaction contemplated hereby or thereby; provided, however, that the foregoing indemnity shall not apply to litigation commenced by the Borrower or any of its Subsidiaries against the Lenders or the Agent which seeks enforcement of any of the rights of the Borrower or any of its Subsidiaries hereunder or under any other Credit Document and is determined adversely to the Lenders or the Agent in a final nonappealable judgment or to the extent such claims, damages, liabilities and expenses result from the Lender's or the Agent's gross negligence or willful misconduct.

12. Operations; Agent.

         12.1. Interests in Credits. The percentage interest of each Lender in the Loans and the related Commitments, shall be computed based on the maximum principal amount for each Lender as set forth in the Register, as from time to time in effect. The current Percentage Interests are set forth in Exhibit 12.1, which may be updated by the Agent from time to time to conform to the Register.

         12.2. Agent's Authority to Act, etc. Each of the Lenders appoints and authorizes the Agent to act for the Lenders as the Lenders' agent in connection with the transactions contemplated by this Agreement and the other Credit Documents on the terms set forth herein. In acting hereunder, the Agent is acting for its own account to the extent of its Percentage Interest and for the account of each other Lender to the extent of the Lenders' respective Percentage Interests, and all action in connection with the enforcement of, or the exercise of any remedies (other than the Lenders' rights of set-off as provided in Section 8.2.4 or in any Credit Document) in respect of the Credit Obligations and Credit Documents shall be taken by the Agent.

         12.3. Borrower to Pay Agent, etc. The Borrower and the Guarantor shall be fully protected in making all payments in respect of the Credit Obligations to the Agent, in relying upon consents, modifications and amendments executed by the Agent purportedly on the Lenders' behalf, and in dealing with the Agent as herein provided. The Agent may charge the accounts of the Borrower, on the dates when the amounts thereof become due and payable, with the amounts of the principal of and interest on the Loan, commitment fees and all other fees and amounts owing under any Credit Document.

         12.4.  Lender Operations for Advances, etc.

                  12.4.1. Advances. On each Closing Date, each Lender shall advance to the Agent in immediately available funds such Lender's Percentage Interest in the portion of the Loan advanced on such Closing Date prior to 12:00 noon (Boston time). If such funds are not received at such time, but all applicable conditions set forth in Section 5 have been satisfied, each Lender authorizes and requests the Agent to advance for the Lender's account, pursuant to the terms hereof, the Lender's respective Percentage Interest in such portion of the Loan and agrees to reimburse the Agent in immediately available funds for the amount thereof prior to 2:00 p.m. (Boston time) on the day any portion of the Loan is advanced hereunder; provided, however, that the Agent is not authorized to make any such advance for the account of any Lender who has previously notified the Agent in writing that such Lender will not be performing its obligations to make further advances hereunder; and provided, further, that the Agent shall be under no obligation to make any such advance.

                  12.4.2. Agent to Allocate Payments, etc. All payments of principal and interest in respect of the extensions of credit made pursuant to this Agreement, commitment fees, and other fees under this Agreement shall, as a matter of convenience, be made by the Borrower and the Guarantor to the Agent in immediately available funds. The share of each Lender shall be credited to such Lender by the Agent in immediately available funds in such manner that the principal amount of the Credit Obligations to be paid shall be paid proportionately in accordance with the Lenders' respective Percentage Interests in such Credit Obligations, except as otherwise provided in this Agreement. Under no circumstances shall any Lender be required to produce or present its Notes as evidence of its interests in the Credit Obligations in any action or proceeding relating to the Credit Obligations.

                  12.4.3. Delinquent Lenders; Nonperforming Lenders. In the event that any Lender fails to reimburse the Agent pursuant to Section
         12.4.1 for the Percentage Interest of such lender (a "Delinquent Lender") in any credit advanced by the Agent pursuant hereto, overdue amounts (the "Delinquent Payment") due from the Delinquent Lender to the Agent shall bear interest, payable by the Delinquent Lender on demand, at a per annum rate equal to (a) the Federal Funds Rate for the first three days overdue and (b) the sum of 2% plus the Federal Funds Rate for any longer period. Such interest shall be payable to the Agent for its own account for the period commencing on the date of the Delinquent Payment and ending on the date the Delinquent Lender reimburses the Agent on account of the Delinquent Payment (to the extent not paid by the Borrower as provided below) and the accrued interest thereon (the "Delinquency Period"), whether pursuant to the assignments referred to below or otherwise. Upon notice by the Agent, the Borrower will pay to the Agent the principal (but not the interest) portion of the Delinquent Payment. During the Delinquency Period, in order to make reimbursements for the Delinquent Payment and accrued interest thereon, the Delinquent Lender shall be deemed to have assigned to the Agent all interest, commitment fees and other payments made by the Borrower under Section 3 that would have thereafter otherwise been payable under the Credit Documents to the Delinquent Lender. During any other period in which any Lender is not performing its obligations to extend credit under Section 2 (a "Nonperforming Lender"), the Nonperforming Lender shall be deemed to have assigned to each Lender that is not a Nonperforming Lender (a "Performing Lender") all principal and other payments made by the Borrower under Section 4 that would have thereafter otherwise been payable under the Credit Documents to the Nonperforming Lender. The Agent shall credit a portion of such payments to each Performing Lender in an amount equal to the Percentage Interest of such Performing Lender divided by an amount equal to one minus the Percentage Interest of the Nonperforming Lender until the respective portions of the Loan owed to all the Lenders are the same as the Percentage Interests of the Lenders immediately prior to the failure of the Nonperforming Lender to perform its obligations under Section 2. The foregoing provisions shall be in addition to any other remedies the Agent, the Performing Lenders or the Borrower may have under law or equity against the Delinquent Lender as a result of the Delinquent Payment or against the Nonperforming Lender as a result of its failure to perform its obligations under Section 2.

         12.5. Sharing of Payments, etc. Each Lender agrees that (a) if by exercising any right of set-off or counterclaim or otherwise, it shall receive payment of (i) a proportion of the aggregate amount due with respect to its Percentage Interest in the Loan which is greater than (ii) the proportion received by any other Lender in respect of the aggregate amount due with respect to such other Lender's Percentage Interest in the Loan and (b) if such inequality shall continue for more than 10 days, the Lender receiving such proportionately greater payment shall purchase participations in the Percentage Interests in the Loan held by the other Lenders, and such other adjustments shall be made from time to time (including rescission of such purchases of participations in the event the unequal payment originally received is recovered from such Lender through bankruptcy proceedings or otherwise), as may be required so that all such payments of principal and interest with respect to the Loan held by the Lenders shall be shared by the Lenders pro rata in accordance with their respective Percentage Interests; provided, however, that this Section
12.5 shall not impair the right of any Lender to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of Indebtedness of any Obligor other than such Obligor's Indebtedness with respect to the Loan. Each Lender that grants a participation in the Credit Obligations to a Credit Participant shall require as a condition to the granting of such participation that such Credit Participant agree to share payments received in respect of the Credit Obligations as provided in this
Section 12.5. The provisions of this Section 12.5 are for the sole and exclusive benefit of the Lenders and no failure of any Lender to comply with the terms hereof shall be available to any Obligor as a defense to the payment of the Credit Obligations.

         12.6. Amendments, Consents, Waivers, etc. Except as otherwise set forth herein, the Agent may (and upon the written request of the Required Lenders the Agent shall) take or refrain from taking any action under this Agreement or any other Credit Document, including giving its written consent to any modification of or amendment to and waiving in writing compliance with any covenant or condition in this Agreement or any other Credit Document (other than an Interest Rate Protection Agreement) or any Default or Event of Default, all of which actions shall be binding upon all of the Lenders; provided, however, that:

                  (a) Except as provided below, without the written consent of the Lenders owning at least 80% of the Percentage Interests (other than any Delinquent Lender during the existence of a Delinquency Period so long as such Delinquent Lender is treated the same as the other Lenders with respect to any actions enumerated below), no written modification of, amendment to, consent with respect to, waiver of compliance with or waiver of a Default under, any of the Credit Documents (other than an Interest Rate Protection Agreement) shall be made.

                  (b) Without the written consent of such Lenders as own 100% of the Percentage Interests (other than any Delinquent Lender during the existence of a Delinquency Period so long as such Delinquent Lender is treated the same as the other Lenders with respect to any actions enumerated below):

                           (i) No reduction shall be made in (A) the amount of
                  principal of the Loan, (B) the interest rate on the Loan or
                  (C) the commitment fees.

                           (ii) No change shall be made in the stated time of
                  payment of all or any portion of the Loan or interest thereon or reimbursement of payments made under Letters of Credit or fees relating to any of the foregoing payable to all of the Lenders and no waiver shall be made of any Default under
                  Section 8.1.1.

                           (iii) No increase shall be made in the amount, or
                  extension of the term, of the Commitments beyond that provided for under Section 2.

                           (iv) No alteration shall be made of the Lenders'
                  rights of set-off contained in Section 8.2.4.

                           (v) No release of any Credit Security or of any
                  Guarantor shall be made (except that the Agent may release particular items of Credit Security or a particular Guarantor in dispositions permitted by Section 6.11 and may release all Credit Security pursuant to Section 19 upon payment in full of the Credit Obligations and termination of the Commitments without the written consent of the Lenders).

                           (vi) No amendment to or modification of this Section
                  12.6 shall be made.

         12.7. Agent's Resignation. The Agent may resign at any time by giving at least 60 days' prior written notice of its intention to do so to each of the other Lenders and the Borrower and upon the appointment by the Required Lenders of a successor Agent satisfactory to the Borrower. If no successor Agent shall have been so appointed and shall have accepted such appointment within 45 days after the retiring Agent's giving of such notice of resignation, then the retiring Agent may with the consent of the Borrower, which shall not be unreasonably withheld, appoint a successor Agent which shall be a bank or a trust company organized under the laws of the United States of America or any state thereof and having a combined capital, surplus and undivided profit of at least $100,000,000; provided, however, that any successor Agent appointed under this sentence may be removed upon the written request of the Required Lenders, which request shall also appoint a successor Agent satisfactory to the Borrower. Upon the appointment of a new Agent hereunder, the term "Agent" shall for all purposes of this Agreement thereafter mean such successor. After any retiring Agent's resignation hereunder as the Agent, or the removal hereunder of any successor Agent, the provisions of this Agreement shall continue to inure to the benefit of such Agent as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement.

         12.8.  Concerning the Agent.

                  12.8.1. Action in Good Faith, etc. The Agent and its officers, directors, employees and agents shall be under no liability to any of the Lenders or to any future holder of any interest in the Credit Obligations for any action or failure to act taken or suffered in good faith, and any action or failure to act in accordance with an opinion of its counsel shall conclusively be deemed to be in good faith. The Agent shall in all cases be entitled to rely, and shall be fully protected in relying, on instructions given to the Agent by the Required Lenders.

                  12.8.2. No Implied Duties, etc. The Agent shall have and may exercise such powers as are specifically delegated to the Agent under this Agreement or any other Credit Document together with all other powers incidental thereto. The Agent shall have no implied duties to any Person or any obligation to take any action under this Agreement or any other Credit Document except for action specifically provided for in this Agreement or any other Credit Document to be taken by the Agent. Before taking any action under this Agreement or any other Credit Document, the Agent may request an appropriate specific indemnity satisfactory to it from each Lender in addition to the general indemnity provided for in Section 12.11. Until the Agent has received such specific indemnity, the Agent shall not be obligated to take (although it may in its sole discretion take) any such action under this Agreement or any other Credit Document. Each Lender confirms that the Agent does not have a fiduciary relationship to it under the Credit Documents. Each of the Borrower and its Subsidiaries party hereto confirms that neither the Agent nor any other Lender has a fiduciary relationship to it under the Credit Documents.

                  12.8.3. Validity, etc. The Agent shall not be responsible to any Lender or any future holder of any interest in the Credit Obligations (a) for the legality, validity, enforceability or effectiveness of this Agreement or any other Credit Document, (b) for any recitals, reports, representations, warranties or statements contained in or made in connection with this Agreement or any other Credit Document, (c) for the existence or value of any assets included in any security for the Credit Obligations, (d) for the effectiveness of any Lien purported to be included in the Credit Security, (e) for the specification or failure to specify any particular assets to be included in the Credit Security, or (f) unless the Agent shall have failed to comply with Section 12.8.1, for the perfection of the security interests in the Credit Security.

                  12.8.4. Compliance. The Agent shall not be obligated to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any other Credit Document, and in connection with any extension of credit under this Agreement or any other Credit Document, the Agent shall be fully protected in relying on a certificate of the Borrower as to the fulfillment by the Borrower of any conditions to such extension of credit.

                  12.8.5. Employment of Agents and Counsel. The Agent may execute any of its duties as the Agent under this Agreement or any other Credit Document by or through employees, agents and attorneys-in-fact and shall not be responsible to any Lender, the Borrower or any other Obligor for the default or misconduct of any such agents or attorneys-in-fact selected by the Agent acting in good faith. The Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder or under any other Credit Document.

                  12.8.6. Reliance on Documents and Counsel. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any affidavit, certificate, cablegram, consent, instrument, letter, notice, order, document, statement, telecopy, telegram, telex or teletype message or writing reasonably believed in good faith by the Agent to be genuine and correct and to have been signed, sent or made by the Person in question, including any telephonic or oral statement made by such Person, and, with respect to legal matters, upon an opinion or the advice of counsel selected by the Agent.

                  12.8.7. Agent's Reimbursement. Each of the Lenders severally agrees to reimburse the Agent, in the amount of such Lender's Percentage Interest, for any reasonable expenses not reimbursed by the Borrower or the Guarantor (without limiting the obligation of the Borrower or the Guarantor to make such reimbursement): (a) for which the Agent is entitled to reimbursement by the Borrower or the Guarantor under this Agreement or any other Credit Document, and (b) after the occurrence of a Default, for any other reasonable expenses incurred by the Agent on the Lenders' behalf in connection with the enforcement of the Lenders' rights under this Agreement or any other Credit Document.

                  12.8.8. Agent's Fees. The Borrower shall pay to the Agent for its own account an agent's fee in the amount separately agreed to from time to time by the Borrower and the Agent.

         12.9. Rights as a Lender. With respect to any credit extended by it hereunder, Agent shall have the same rights, obligations and powers hereunder as any other Lender and may exercise such rights and powers as though it were not the Agent, and unless the context otherwise specifies, Agent shall be treated in its individual capacity as though it were not the Agent hereunder. Without limiting the generality of the foregoing, the Percentage Interest of the Agent shall be included in any computations of Percentage Interests. The Agent and its Affiliates may accept deposits from, lend money to, act as trustee for and generally engage in any kind of banking or trust business with the Borrower, any of its Subsidiaries or any Affiliate of any of them and any Person who may do business with or own an equity interest in the Borrower or any of its Subsidiaries or any Affiliate of any of them, all as if the Agent were not the Agent and without any duty to account therefor to the other Lenders.

         12.10. Independent Credit Decision. Each of the Lenders acknowledges that it has independently and without reliance upon the Agent, based on the financial statements and other documents referred to in Section 7.2, on the other representations and warranties contained herein and on such other information with respect to the Borrower and its Subsidiaries as such Lender deemed appropriate, made such Lender's own credit analysis and decision to enter into this Agreement and to make the extensions of credit provided for hereunder. Each Lender represents to the Agent that such Lender will continue to make its own independent credit and other decisions in taking or not taking action under this Agreement or any other Credit Document. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to such Lender, and no act by the Agent taken under this Agreement or any other Credit Document, including any review of the affairs of the Borrower and its Subsidiaries, shall be deemed to constitute any representation or warranty by the Agent. Except for notices, reports and other documents expressly required to be furnished to each Lender by the Agent under this Agreement or any other Credit Document, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition, financial or otherwise, or creditworthiness of the Borrower or any of its Subsidiaries which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         12.11. Indemnification. The holders of the Credit Obligations shall indemnify the Agent and its officers, directors, employees and agents (to the extent not reimbursed by the Obligors and without limiting the obligation of any of the Obligors to do so), pro rata in accordance with their respective Percentage Interests, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Agent or such Persons relating to or arising out of this Agreement, any other Credit Document, the transactions contemplated hereby or thereby, or any action taken or omitted by the Agent in connection with any of the foregoing; provided, however, that the foregoing shall not extend to actions or omissions which are taken by the Agent with gross negligence or willful misconduct.

13. Successors and Assigns; Lender Assignments and Participations. Any reference in this Agreement to any of the parties hereto shall be deemed to include the successors and assigns of such party, and all covenants and agreements by or on behalf of the Borrower, the Guarantor, the Lenders or the Agent that are contained in this Agreement or any other Credit Documents shall bind and inure to the benefit of their respective successors and assigns; provided, however, that (a) the Borrower, its Subsidiaries and the Guarantor may not assign their rights or obligations under this Agreement except for mergers or liquidations permitted by Section 6.11, and (b) the Lenders shall be not entitled to assign their respective Percentage Interests in the Loan hereunder except as set forth below in this Section 13.

         13.1.  Assignments by Lenders.

                  13.1.1. Assignees and Assignment Procedures. Each Lender may
         (a) without the consent of the Agent or the Borrower if the proposed assignee is already a Lender hereunder or a Wholly Owned Subsidiary of the same corporate parent of which the assigning Lender is a Subsidiary, or (b) otherwise with the consents of the Agent and (so long as no Event of Default exists) the Borrower (which consents will not be unreasonably withheld), in compliance with applicable laws in connection with such assignment, assign to one or more commercial banks or other financial institutions (each an "Assignee") all or a portion of its interests, rights and obligations under this Agreement and the other Credit Documents, including all or a portion of its Commitment and the portion of the Loan at the time owing to it and the Notes held by it; provided, however, that:

                           (i) the aggregate amount of the Commitment of the
                  assigning Lender subject to each such assignment to any Assignee other than another Lender (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent) shall be not less than $5,000,000 and in increments of $1,000,000; and

                           (ii) the parties to each such assignment shall
                  execute and deliver to the Agent an Assignment and Acceptance (the "Assignment and Acceptance") substantially in the form of
                  Exhibit 13.1.1, together with the Note subject to such assignment and a processing and recordation fee of $3,000 payable to the Agent by the assigning Lender or the Assignee.

         Upon acceptance and recording pursuant to Section 13.1.4, from and after the effective date specified in each Assignment and Acceptance (which effective date shall be at least five Banking Days after the execution thereof unless waived by the Agent):

                           (A) the Assignee shall be a party hereto and, to the
                  extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and

                           (B) the assigning Lender shall, to the extent
                  provided in such assignment, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.2.3, 3.4 and 11, as well as to any fees accrued for its account hereunder and not yet paid).

                  13.1.2. Terms of Assignment and Acceptance. By executing and delivering an Assignment and Acceptance, the assigning Lender and Assignee shall be deemed to confirm to and agree with each other and the other parties hereto as follows:

                  (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Credit Document or any other instrument or document furnished pursuant hereto;

                  (b) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its Subsidiaries or the performance or observance by the Borrower or any of its Subsidiaries of any of its obligations under this Agreement, any other Credit Document or any other instrument or document furnished pursuant hereto;

                  (c) such Assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.2 or Section 6.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

                  (d) such Assignee will independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;

                  (e) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and

                  (f) such Assignee agrees that it will perform in accordance with the terms of this Agreement all the obligations which are required to be performed by it as a Lender.

                  13.1.3. Register. The Agent shall maintain at the Boston Office a register (the "Register") for the recordation of (a) the names and addresses of the Lenders and the Assignees which assume rights and obligations pursuant to an assignment under Section 13.1.1, (b) the Percentage Interest of each such Lender as set forth in Section 12.1 and (c) the amount of the Loan owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Lenders and the Agent may treat each Person whose name is registered therein for all purposes as a party to this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  13.1.4. Acceptance of Assignment and Assumption. Upon its receipt of a completed Assignment and Acceptance executed by an assigning Lender and an Assignee together with the Note subject to such assignment, and the processing and recordation fee referred to in
         Section 13.1.1, the Agent shall (a) accept such Assignment and Acceptance, (b) record the information contained therein in the Register and (c) give prompt notice thereof to the Borrower. Within five Banking Days after receipt of notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for the surrendered Note, a new Note to the order of such Assignee in a principal amount equal to the applicable Commitment and Loan assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment and Loan, a new Note to the order of such assigning Lender in a principal amount equal to the applicable Commitment and Loan retained by it. Such new Note shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note, and shall be dated the date of the surrendered Note which it replaces.

                  13.1.5. Federal Reserve Bank. Notwithstanding the foregoing provisions of this Section 13, any Lender may at any time pledge or assign all or any portion of such Lender's rights under this Agreement and the other Credit Documents to a Federal Reserve Bank; provided, however, that no such pledge or assignment shall release such Lender from such Lender's obligations hereunder or under any other Credit Document.

                  13.1.6. Further Assurances. The Borrower and its Subsidiaries shall sign such documents and take such other actions from time to time reasonably requested by an Assignee to enable it to share in the benefits of the rights created by the Credit Documents.

         13.2. Credit Participants. Each Lender may, without the consent of the Borrower or the Agent, in compliance with applicable laws in connection with such participation, sell to one or more commercial banks or other financial institutions (each a "Credit Participant") participations in all or a portion of its interests, rights and obligations under this Agreement and the other Credit Documents (including all or a portion of its Commitment, the Loan and the Note held by it); provided, however, that:

                  (a) such Lender's obligations under this Agreement shall remain unchanged;

                  (b) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations;

                  (c) the Credit Participant shall be entitled to the benefit of the cost protection provisions contained in Sections 3.2.3, 3.4 and 11, but shall not be entitled to receive any greater payment thereunder than the selling Lender would have been entitled to receive with respect to the interest so sold if such interest had not been sold; and

                  (d) the Borrower, the other Lenders and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right as one of the Lenders to vote with respect to the enforcement of the obligations of the Borrower relating to the Loan and the approval of any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications, consents or waivers described in clause (b) of the proviso to Section 12.6).

Each Obligor agrees, to the fullest extent permitted by applicable law, that any Credit Participant and any Lender purchasing a participation from another Lender pursuant to Section 12.5 may exercise all rights of payment (including the right of set-off), with respect to its participation as fully as if such Credit Participant or such Lender were the direct creditor of the Obligors and a Lender hereunder in the amount of such participation.

14. Confidentiality. Each Lender will make no disclosure of confidential information furnished to it by the Borrower or any of its Subsidiaries unless such information shall have become public, except:

                  (a) in connection with operations under or the enforcement of this Agreement or any other Credit Document;

                  (b) pursuant to any statutory or regulatory requirement or any mandatory court order, subpoena or other legal process;

                  (c) to the Borrower or corporate Affiliate of the Lender or to any Credit Participant, proposed Credit Participant or proposed Assignee; provided, however, that any such Person shall agree to comply with the restrictions set forth in this Section 14 with respect to such information;

                  (d) to its independent counsel, auditors and other professional advisors with an instruction to such Person to keep such information confidential; and

                  (e) with the prior written consent of the Borrower, to any other Person.

15. Foreign Lenders. If any Lender is not incorporated or organized under the laws of the United States of America or a state thereof, such Lender shall deliver to the Borrower and the Agent the following:

                  (a) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor form, as the case may be, certifying in each case that such Person is entitled to receive payments under this Agreement, the Notes and the Letters of Credit payable to it, without deduction or withholding of any United States federal income taxes; and

                  (b) a duly completed Internal Revenue Service Form W-8 or W-9 or successor form, as the case may be, to establish an exemption from United States backup withholding tax.

         Each such Lender that delivers to the Borrower and the Agent a Form 1001 or 4224 and Form W-8 or W-9 pursuant to this Section 15 further undertakes to deliver to the Borrower and the Agent two further copies of Form 1001 or 4224 and Form W-8 or W-9, or successor applicable form, or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower and the Agent. Such Forms 1001 or 4224 shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes. The foregoing documents need not be delivered in the event any change in treaty, law or regulation or official interpretation thereof has occurred which renders all such forms inapplicable or which would prevent such Lender from delivering any such form with respect to it, or such Lender advises the Borrower that it is not capable of receiving payments without any deduction or withholding of United States federal income tax and, in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax. Until such time as the Borrower and the Agent have received such forms indicating that payments hereunder are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Borrower shall withhold taxes from such payments at the applicable statutory rate without regard to Section 3.4.

16. Notices. Except as otherwise specified in this Agreement, any notice required to be given pursuant to this Agreement shall be given in writing. Any notice, consent, approval, demand or other communication in connection with this Agreement shall be deemed to be given if given in writing (including telex, telecopy or similar teletransmission) addressed as provided below (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor), and if either (a) actually delivered in fully legible form to such address (evidenced in the case of a telex by receipt of the correct answerback, and in the case of telecopy by oral acknowledgment of receipt) or (b) in the case of a letter, unless actual receipt of the notice is required by any Credit Document five days shall have elapsed after the same shall have been deposited in the United States mails, with first-class postage prepaid and registered or certified.

         If to the Guarantor, the Borrower, or any Subsidiaries of the Borrower, to it at its address set forth in Exhibit 7.1 (as supplemented pursuant to Sections 6.4.1 and 6.4.2), to the attention of the chief financial officer.

         If to any Lender or the Agent, to it at its address set forth on the signature pages of this Agreement or in the Register, with a copy to the Agent

17. Course of Dealing; Amendments and Waivers. No course of dealing between any Lender or the Agent, on one hand, and the Borrower or any other Obligor, on the other hand, shall operate as a waiver of any of the Lenders' or the Agent's rights under this Agreement or any other Credit Document or with respect to the Credit Obligations. Each of the Borrower and the Guarantor acknowledges that if the Lenders or the Agent, without being required to do so by this Agreement or any other Credit Document, give any notice or information to, or obtain any consent from, the Borrower or any other Obligor, the Lender and the Agent shall not by implication have amended, waived or modified any provision of this Agreement or any other Credit Document, or created any duty to give any such notice or information or to obtain any such consent on any future occasion. No delay or omission on the part of the Lender or the Agent in exercising any right under this Agreement or any other Credit Document or with respect to the Credit Obligations shall operate as a waiver of such right or any other right hereunder or thereunder. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. No waiver, consent or amendment with respect to this Agreement or any other Credit Document shall be binding unless it is in writing and signed by the Agent or the Required Lenders.

18. No Strict Construction. The parties have participated jointly in the negotiation and drafting of this Agreement and the other Credit Documents with counsel sophisticated in financing transactions. In the event an ambiguity or question of intent or interpretation arises, this Agreement and the other Credit Documents shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement and the other Credit Documents.

19. Defeasance. When all Credit Obligations have been paid, performed and reasonably determined by the Lenders to have been indefeasibly discharged in full, and if at the time no Lender continues to be committed to extend any credit to the Borrower hereunder or under any other Credit Document, this Agreement shall terminate and, at the Borrower's written request, accompanied by such certificates and other items as the Agent shall reasonably deem necessary, the Credit Security shall revert to the Obligors and the right, title and interest of the Lenders therein shall terminate. Thereupon, on the Obligors' demand and at their cost and expense, the Agent shall execute proper instruments, acknowledging satisfaction of and discharging this Agreement, and shall redeliver to the Obligors any Credit Security then in its possession; provided, however, that Sections 3.2.3, 3.4, 11, 12.8.7, 12.11, 14, 20 and 21 shall survive the termination of this Agreement.

20.  Venue; Service of Process.  Each of the Borrower and the other Obligors:

                  (a) irrevocably submits to the nonexclusive jurisdiction of the state courts of The Commonwealth of Massachusetts and to the nonexclusive jurisdiction of the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or any other Credit Document or the subject matter hereof or thereof;

                  (b) waives to the extent not prohibited by applicable law that cannot be waived, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in any of the above-named courts, any claim that it is not subject personally to the jurisdiction of such court, that its property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of such proceeding is improper, or that this Agreement or any other Credit Document, or the subject matter hereof or thereof, may not be enforced in or by such court.

Each of the Borrower and the other Obligors consents to service of process in any such proceeding in any manner at the time permitted by Chapter 223A of the General Laws of The Commonwealth of Massachusetts and agrees that service of process by registered or certified mail, return receipt requested, at its address specified in or pursuant to Section 16 is reasonably calculated to give actual notice.

21. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH OF THE BORROWER, THE OTHER OBLIGORS, THE LENDERS AND THE AGENT WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY CREDIT OBLIGATION OR IN ANY WAY CONNECTED WITH THE DEALINGS OF THE BORROWER, ANY OTHER OBLIGOR, ANY LENDER OR THE AGENT IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT, TORT OR OTHERWISE. Each of the Borrower and the other Obligors acknowledges that it has been informed by the Agent that the provisions of this Section 21 constitute a material inducement upon which the Lenders have relied and will rely in entering into this Agreement and any other Credit Document, and that it has reviewed the provisions of this Section 21 with its counsel. The Borrower, any other Obligor, any Lender or the Agent may file an original counterpart or a copy of this
Section 21 with any court as written evidence of the consent of the Borrower, the other Obligors, the Lenders and the Agent to the waiver of their rights to trial by jury.

22. General. All covenants, agreements, representations and warranties made in this Agreement or any other Credit Document or in certificates delivered pursuant hereto or thereto shall be deemed to have been relied on by the Lender, notwithstanding any investigation made by the Lender on its behalf, and shall survive the execution and delivery to the Lenders hereof and thereof. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement and the other Credit Documents constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous understandings and agreements, whether written or oral, with respect to such subject matter. This Agreement may be executed in any number of counterparts which together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts, except as may be required by the UCC with respect to matters involving the perfection of the Agent's Lien on the Credit Security.

         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                                       SELFCARE, INC.


                                       By /s/ Anthony H. Hall
                                       -----------------------------------
                                       Title: Chief Financial Officer


                                       SELFCARE ACQUISITION CORP.


                                       By /s/ Anthony H. Hall
                                       -----------------------------------
                                       Title: Treasurer


                                       FLEET NATIONAL BANK

                                       both as a Lender and as Agent for itself and the other Lenders


                                       By /s/ C. Struder
                                       -----------------------------------
                                       Title:  Vice President

                                       Fleet Bank of Massachusetts
                                       Mail Stop MA/OF/D044
                                       One Federal Street
                                       Boston, Massachusetts 02110
                                       Telecopy:  (617) 346-5788
                                       Telex: